SEC. File Nos.033-12967
811-05085

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

Registration Statement
Under
the Securities Act of 1933
Post-Effective Amendment No. 34

and

Registration Statement
Under
The Investment Company Act of 1940
Amendment No. 36

CAPITAL  INCOME  BUILDER
(Exact Name of Registrant as Specified in Charter)

333 South Hope Street
Los Angeles, California 90071-1447
(Address of Principal Executive Offices)

Registrant's telephone number, including area code:
(213) 486-9200

Vincent P. Corti, Secretary
Capital Income Builder
333 South Hope Street
Los Angeles, California 90071-1447
(Name and Address of Agent for Service)

Copies to:
Kathryn A. Sanders
O'Melveny & Myers LLP
400 South Hope Street
Los Angeles, California 90071-2889
(Counsel for the Registrant)

Approximate date of proposed public offering:
It is proposed that this filing become effective on January 1, 2012, pursuant to paragraph (b) of rule 485.

Capital Income Builder®

Prospectus January 1, 2012	Class Ticker
	A B C F-1 F-2 529-A 529-B 529-C 529-E 529-F-1 R-1 R-2 R-3 R-4 R-5 R-6	CAIBX CIBBX CIBCX CIBFX CAIFX CIRAX CIRBX CIRCX CIREX CIRFX RIRAX RIRBX RIRCX RIREX RIRFX RIRGX
Table of contents

Investment objectives
Fees and expenses of the fund
Principal investment strategies
Principal risks
Investment results
Management
Purchase and sale of fund shares
Tax information
Payments to broker-dealers and other financial intermediaries
Investment objectives, strategies and risks
Management and organization
1 1 2 3 4 6 7 7 7 8 11
Shareholder information
Purchase, exchange and sale of shares
How to sell shares
Distributions and taxes
Choosing a share class
Sales charges
Sales charge reductions and waivers
Rollovers from retirement plans to IRAs
Plans of distribution
Other compensation to dealers
Fund expenses
Financial highlights
14 15 20 23 24 25 27 30 30 31 31 33

The U.S. Securities and Exchange Commission has not approved or disapproved of these securities. Further, it has not determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

[This page was intentionally left blank for this filing.]

 Investment objectives
The fund has two primary investment objectives. It seeks (1) to provide you with a level of current income that exceeds the average yield on U.S. stocks generally and (2) to provide you with a growing stream of income over the years. The fund’s secondary objective is to provide you with growth of capital.

 Fees and expenses of the fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in American Funds. More information about these and other discounts is available from your financial professional and in the “Sales charge reductions and waivers” section on page 27 of the prospectus and on page 61 of the fund’s statement of additional information.

Shareholder fees ( fees paid directly from your investment)
Share classes
	A and 529-A	B and 529-B	C and 529-C	529-E	F-1, F-2 and 529-F-1	All R share classes
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	none	none	none	none	none
Maximum deferred sales charge (load) (as a percentage of the amount redeemed)	1.00*	5.00%	1.00%	none	none	none
Maximum sales charge (load) imposed on reinvested dividends	none	none	none	none	none	none
Redemption or exchange fees	none	none	none	none	none	none
Maximum annual account fee (529 share classes only)	$10	$10	$10	$10	$10	N/A

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
	Share classes
	A	B	C	F-1	F-2	529-A	529-B	529-C
Management fees	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%
Distribution and/or service (12b-1) fees	0.24	1.00	1.00	0.25	none	0.21	1.00	1.00
Other expenses	0.12	0.13	0.18	0.15	0.16	0.23	0.24	0.23
Total annual fund operating expenses	0.61	1.38	1.43	0.65	0.41	0.69	1.49	1.48

	529-E	529-F-1	R-1	R-2	R-3	R-4	R-5	R-6
Management fees	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%
Distribution and/or service (12b-1) fees	0.50	0.00	1.00	0.75	0.50	0.25	none	none
Other expenses	0.21	0.23	0.16	0.42	0.22	0.16	0.12	0.07
Total annual fund operating expenses	0.96	0.48	1.41	1.42	0.97	0.66	0.37	0.32

*	A contingent deferred sales charge of 1.00% applies on certain redemptions within one year following purchases of $1 million or more made without an initial sales charge.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share classes	1 year	3 years	5 years	10 years
A	$634	$759	$ 896	$1,293
B	640	837	955	1,447
C	246	452	782	1,713
F-1	66	208	362	810
F-2	42	132	230	518
529-A	661	822	996	1,489
529-B	671	910	1,070	1,664
529-C	270	507	865	1,868
529-E	118	345	589	1,281
529-F-1	69	194	328	710
R-1	144	446	771	1,691
R-2	145	449	776	1,702
R-3	99	309	536	1,190
R-4	67	211	368	822
R-5	38	119	208	468
R-6	33	103	180	406
For the share classes listed below, you would pay the following if you did not redeem your shares:

Share classes	1 year	3 years	5 years	10 years
B	$140	$437	$755	$1,447
C	146	452	782	1,713
529-B	171	510	870	1,664
529-C	170	507	865	1,868

Portfolio turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s investment results. During the most recent fiscal year, the fund’s portfolio turnover rate was 47% of the average value of its portfolio.

 Principal investment strategies
The fund normally will invest at least 90% of its assets in income-producing securities (with at least 50% of its assets in common stocks and other equity securities). The fund invests primarily in a broad range of income-producing securities, including common stocks and bonds. In seeking to provide you with a level of current income that exceeds the average yield on U.S. stocks, the fund generally looks to the average yield on stocks of companies listed on the S&P 500. The fund may also invest significantly in common stocks, bonds and other securities of issuers domiciled outside the United States.

The investment adviser uses a system of multiple portfolio counselors in managing the fund’s assets. Under this approach, the portfolio of the fund is divided into segments managed by individual counselors who decide how their respective segments will be invested.

The fund relies on the professional judgment of its investment adviser to make decisions about the fund’s portfolio investments. The basic investment philosophy of the investment adviser is to seek to invest in attractively valued securities that, in its opinion, represent good, long-term investment opportunities. The investment adviser believes that an important way to accomplish this is through fundamental analysis, which may include meeting with company executives and employees, suppliers, customers and competitors. Securities may be sold when the investment adviser believes that they no longer represent relatively attractive investment opportunities.

 Principal risks
This section describes the principal risks associated with the fund’s principal investment strategies. You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time. Investors in the fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

Market conditions — The prices of, and the income generated by, the common stocks, bonds and other securities held by the fund may decline due to market conditions and other factors, including those directly involving the issuers of securities held by the fund.

Investing in income-oriented stocks — Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available at, the companies in which the fund invests.

Investing in bonds — Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Longer maturity debt securities may be subject to greater price fluctuations than shorter maturity debt securities. In addition, falling interest rates may cause an issuer to redeem, call or refinance a security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities.

Bonds and other debt securities are subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations outside the United States, may lose value because of political, social, economic or market developments in the countries or regions in which the issuer operates. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different settlement and accounting practices and different regulatory, legal and reporting standards, and may be more difficult to value, than those in the United States. The risks of investing outside the United States may be heightened in connection with investments in emerging and developing countries.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how this fund fits into your overall investment program.

 Investment results
The following bar chart shows how the fund’s investment results have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compare with different broad measures of market results. This information provides some indication of the risks of investing in the fund. The Lipper Income Funds Average includes the fund and other funds that disclose investment objectives and/or strategies reasonably comparable to the fund’s objective and/or strategies. Past investment results (before and after taxes) are not predictive of future investment results. Updated information on the fund’s investment results can be obtained by visiting americanfunds.com.

Average annual total returns For the periods ended December 31, 2010 (with maximum sales charge):
Share class	Inception date	1 year	5 years	10 years	Lifetime
A − Before taxes	7/30/1987	2.42%	3.14%	6.30%	9.59%
− After taxes on distributions		1.53	2.01	1.93	N/A
− After taxes on distributions and sale of fund shares		2.10	2.36	4.89	N/A

Share classes (before taxes)	Inception date	1 year	5 years	10 years	Lifetime
B	3/15/2000	2.83%	3.23%	6.27	7.40%
C	3/15/2001	6.77	3.51	N/A	6.22
F-1	3/15/2001	8.65	4.34	N/A	7.03
F-2	8/1/2008	8.90	N/A	N/A	1.07
529-A	2/19/2002	2.38	3.07	N/A	6.55
529-B	2/15/2002	2.74	3.12	N/A	6.39
529-C	2/20/2002	6.75	3.46	N/A	6.38
529-E	3/1/2002	8.29	3.99	N/A	6.75
529-F-1	9/17/2002	8.82	4.51	N/A	7.96
R-1	6/11/2002	7.81	3.52	N/A	5.90
R-2	5/31/2002	7.77	3.47	N/A	5.69
R-3	6/4/2002	8.30	3.98	N/A	6.27
R-4	5/20/2002	8.61	4.30	N/A	6.56
R-5	5/15/2002	8.96	4.61	N/A	6.88
R-6	5/1/2009	8.98	N/A	N/A	20.10

Indexes	1 year	5 years	10 years	Lifetime (from Class A inception)
S&P 500 (reflects no deductions for sales charges, account fees, expenses or taxes)	15.08%	2.29%	1.42%	8.49%
Lipper Income Funds Average (reflects no deductions for sales charges, account fees or taxes)	10.13	4.06	4.26	8.39
Class A annualized 30-day yield at October 31, 2011: 3.44% (For current yield information, please call American FundsLine® at 800/325-3590.)

After-tax returns are shown only for Class A shares; after-tax returns for other share classes will vary. After-tax returns are calculated using the highest individual federal income tax rates in effect during each year of the periods shown and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation and likely will differ from the results shown above. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-deferred arrangement, such as a 401(k) plan, individual retirement account (IRA) or 529 college savings plan.

 Management
Investment adviser Capital Research and Management Company

Portfolio counselors The individuals primarily responsible for the portfolio management of the fund are:

Portfolio counselor/ Fund title (if applicable)	Portfolio counselor experience in this fund	Primary title with investment adviser
James B. Lovelace Vice Chairman of the Board	20 years	Senior Vice President – Capital Research Global Investors
Joyce E. Gordon President and Trustee	12 years	Senior Vice President – Capital Research Global Investors
David A. Hoag Senior Vice President	8 years	Senior Vice President – Fixed Income, Capital Research and Management Company
David M. Riley Senior Vice President	8 years	Senior Vice President – Capital Research Global Investors
Bradley J. Vogt Senior Vice President	3 years	Senior Vice President – Capital Research Global Investors
Kristian Stromsoe Vice President	5 years	Senior Vice President – Capital Research Global Investors
Timothy D. Armour	6 years	Senior Vice President – Capital Research Global Investors
Winnie Kwan	5 years	Senior Vice President – Capital Research Global Investors

 Purchase and sale of fund shares
The minimum amount to establish an account for all share classes is $250 and the minimum to add to an account is $50. For a payroll deduction retirement plan account, payroll deduction savings plan account or employer-sponsored 529 account, the minimum is $25 to establish, or add to, an account.

If you are a retail investor, you may sell (redeem) shares through your dealer or financial adviser or by writing to American Funds Service Company at P.O. Box 6007, Indianapolis, Indiana 46206-6007; telephoning American Funds Service Company at 800/421-0180; faxing American Funds Service Company at 888/421-4351; or accessing our website at americanfunds.com.

Eligible retirement plans generally may open an account and purchase Class A or R shares by contacting any investment dealer authorized to sell these classes of the fund’s shares. Investment dealers may impose transaction charges in addition to those described in this prospectus. Please contact your plan administrator or recordkeeper in order to sell (redeem) shares from your retirement plan.

 Tax information
Dividends and capital gain distributions you receive from the fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-exempt or tax-deferred.

 Payments to broker-dealers and other financial intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and the fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the fund over another investment. Ask your individual financial adviser or visit your financial intermediary’s website for more information.

 Investment objectives, strategies and risks
The fund has two primary investment objectives. It seeks (1) to provide you with a level of current income that exceeds the average yield on U.S. stocks generally and (2) to provide you with a growing stream of income over the years. The fund’s secondary objective is to provide you with growth of capital. The fund invests primarily in a broad range of income-producing securities, including common stocks and bonds. In seeking to provide you with a level of current income that exceeds the average yield on U.S. stocks, the fund generally looks to the average yield on stocks of companies listed on the S&P 500. The fund may also invest significantly in common stocks, bonds and other securities of issuers domiciled outside the United States, including developing countries.

The fund normally will invest at least 90% of its assets in income-producing securities (with at least 50% of its assets in common stocks and other equity securities, including preferred stocks and convertible preferred stocks). Generally, the fund may invest in common stocks of companies with a broad range of capitalizations and may invest in debt securities of any maturity or duration. In addition, the fund may invest in bonds and other debt securities, including securities issued and guaranteed by the U.S. government, securities issued by federal agencies and instrumentalities and securities backed by mortgages or other assets. The fund’s debt obligations will consist primarily of investment-grade bonds (rated Baa3 or better or BBB- or better by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser, or NRSROs, or unrated but determined to be of equivalent quality by the fund’s investment adviser). The fund may invest to a limited extent in lower quality, higher yielding debt securities (rated Ba1 or below and BB+ or below by NRSROs or unrated but determined to be of equivalent quality by the fund’s investment adviser). Such securities are sometimes referred to as “junk bonds.”

The prices of, and the income generated by, the common stocks, bonds and other securities held by the fund may decline in response to certain events taking place around the world, including those directly involving the issuers whose securities are owned by the fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency, interest rate and commodity price fluctuations. These risks may be heightened in the case of smaller capitalization stocks.

The fund also invests in income-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds). Income provided by the fund may be reduced by changes in the dividend policies of the companies in which the fund invests and the capital resources available for dividend payments at such companies.

The prices of, and the income generated by, most bonds and other debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities. For example, the prices of debt securities in the fund’s portfolio generally will decline when interest rates rise and increase when interest rates fall.

In addition, falling interest rates may cause an issuer to redeem, call or refinance a security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have higher rates of interest and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities.

The prices of securities of issuers domiciled outside the United States or with significant operations outside the United States may decline due to conditions specific to the countries or regions in which the issuer is domiciled or operates, including political, social, economic or market changes or instability in such countries or regions. The securities of issuers domiciled in certain countries outside the United States may be more volatile, less liquid and/or more difficult to value than those of U.S. issuers. Issuers in countries outside the United States may also be subject to different tax and accounting policies and different auditing, reporting, legal and regulatory standards. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Issuers in countries outside the United States may also be subject to different government and legal systems that make it difficult for the fund to exercise its rights as a shareholder of the company. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. These investments may also be affected by changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries.

Investing in countries with developing economies and/or markets may involve risks in addition to and greater than those generally associated with investing in developed countries. For instance, emerging and developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be more unstable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Additionally, there may be increased settlement risks for transactions in local securities.

The fund may also hold cash or money market instruments, including commercial paper and short-term securities issued by the U.S. government, its agencies and instrumentalities. The percentage of the fund invested in such holdings varies and depends on various factors, including market conditions and purchases and redemptions of fund shares. For temporary defensive purposes, the fund may invest without limitation in such instruments. The investment adviser may determine that it is appropriate to take such action in response to certain circumstances, such as periods of market turmoil. A larger percentage of such holdings could moderate the fund’s investment results in a period of rising market prices. A larger percentage of cash or money market instruments could reduce the magnitude of the fund’s loss in a period of falling market prices and provide liquidity to make additional investments or to meet redemptions.

The fund’s investment results will depend on the ability of the fund’s investment adviser to navigate the risks discussed above.

In addition to the investment strategies described above, the fund has other investment practices that are described in the statement of additional information, along with a description of certain of the risks associated with those practices.

Fund comparative indexes The investment results table in this prospectus shows how the fund’s average annual total returns compare with various broad measures of market results. Standard & Poor’s 500 Composite Index is a market capitalization-weighted index based on the average weighted results of 500 widely held common stocks. This index is unmanaged, and its results include reinvested dividends and/or distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or taxes. The Lipper Income Funds Average is composed of funds that normally seek a high level of current income through investing in income-producing stocks, bonds and money market instruments. The results of the underlying funds in the average include the reinvestment of dividends and capital gain distributions, as well as brokerage commissions paid by the funds for portfolio transactions and other fund expenses, but do not reflect the effect of sales charges, account fees or taxes.

Fund results All fund results in this prospectus reflect the reinvestment of dividends and capital gain distributions, if any. Unless otherwise noted, fund results reflect any fee waivers and/or expense reimbursements in effect during the periods presented.

 Management and organization
Investment adviser Capital Research and Management Company, an experienced investment management organization founded in 1931, serves as the investment adviser to the fund and other funds, including the American Funds. Capital Research and Management Company is a wholly owned subsidiary of The Capital Group Companies, Inc. and is located at 333 South Hope Street, Los Angeles, California 90071, and 6455 Irvine Center Drive, Irvine, California 92618. Capital Research and Management Company manages the investment portfolio and business affairs of the fund. The total management fee paid by the fund, as a percentage of average net assets, for the previous fiscal year, appears in the Annual Fund Operating Expenses table under “Fees and expenses of the fund.” The management fee is based on the daily net assets of the fund and the fund’s monthly gross investment income. Please see the statement of additional information for further details. A discussion regarding the basis for approval of the fund’s Investment Advisory and Service Agreement by the fund’s board of trustees is contained in the fund’s annual report to shareholders for the fiscal year ended October 31, 2011.

Capital Research and Management Company manages equity assets through two investment divisions, Capital World Investors and Capital Research Global Investors, and manages fixed-income assets through its Fixed Income division. Capital World Investors and Capital Research Global Investors make investment decisions on an independent basis.

Rather than remain as investment divisions, Capital World Investors and Capital Research Global Investors may be incorporated into wholly owned subsidiaries of Capital Research and Management Company. In that event, Capital Research and Management Company would continue to be the investment adviser, and day-to-day investment management of equity assets would continue to be carried out through one or both of these subsidiaries. Although not currently contemplated, Capital Research and Management Company could incorporate its Fixed Income division in the future and engage it to provide day-to-day investment management of fixed-income assets. Capital Research and Management Company and each of the funds it advises have applied to the U.S. Securities and Exchange Commission for an exemptive order that would give Capital Research and Management Company the authority to use, upon approval of the fund’s board, its management subsidiaries and affiliates to provide day-to-day investment management services to the fund, including making changes to the management subsidiaries and affiliates providing such services. The fund’s shareholders approved this arrangement at a meeting of the fund’s shareholders on November 24, 2009. There is no assurance that Capital Research and Management Company will incorporate its investment divisions or exercise any authority, if granted, under an exemptive order.

Portfolio holdings Portfolio holdings information for the fund is available on the American Funds website at americanfunds.com. A description of the fund’s policies and procedures regarding disclosure of information about its portfolio holdings is available in the statement of additional information.

Multiple Portfolio Counselor SystemSM Capital Research and Management Company uses a system of multiple portfolio counselors in managing mutual fund assets. Under this approach, the portfolio of a fund is divided into segments managed by individual counselors who decide how their respective segments will be invested. In addition, Capital Research and Management Company’s investment analysts may make investment decisions with respect to a portion of a fund’s portfolio. Investment decisions are subject to a fund’s objective(s), policies and restrictions and the oversight of the appropriate investment-related committees of Capital Research and Management Company and its investment divisions. The table below shows the investment experience and role in management of the fund for each of the fund’s primary portfolio counselors.

Portfolio counselor	Investment experience	Experience in this fund	Role in management of the fund
James B. Lovelace	Investment professional for 30 years, all with Capital Research and Management Company or affiliate	20 years (plus 3 years of prior experience as an investment analyst for the fund)	Serves as an equity portfolio counselor
Joyce E. Gordon	Investment professional for 32 years, all with Capital Research and Management Company or affiliate	12 years (plus 11 years of prior experience as an investment analyst for the fund)	Serves as an equity portfolio counselor
David A. Hoag	Investment professional for 24 years in total; 20 years with Capital Research and Management Company or affiliate	8 years	Serves as a fixed-income portfolio counselor
David M. Riley	Investment professional for 17 years, all with Capital Research and Management Company or affiliate	8 years (plus 8 years of prior experience as an investment analyst for the fund)	Serves as an equity portfolio counselor

Portfolio counselor	Investment experience	Experience in this fund	Role in management of the fund
Bradley J. Vogt	Investment professional for 24 years, all with Capital Research and Management Company or affiliate	3 years (plus 13 years of prior experience as an investment analyst for the fund)	Serves as an equity portfolio counselor
Kristian Stromsoe	Investment professional for 15 years in total; 12 years with Capital Research and Management Company or affiliate	5 years (plus 5 years of prior experience as an investment analyst for the fund)	Serves as an equity portfolio counselor
Timothy D. Armour	Investment professional for 29 years, all with Capital Research and Management Company or affiliate	6 years	Serves as an equity portfolio counselor
Winnie Kwan	Investment professional for 15 years in total; 12 years with Capital Research and Management Company or affiliate	5 years (plus 4 years of prior experience as an investment analyst for the fund)	Serves as an equity portfolio counselor

Information regarding the portfolio counselors’ compensation, their ownership of securities in the fund and other accounts they manage is in the statement of additional information.

Certain privileges and/or services described on the following pages of this prospectus and in the statement of additional information may not be available to you, depending on your investment dealer or retirement plan recordkeeper. Please see your financial adviser, investment dealer or retirement plan recordkeeper for more information.

 Shareholder information
Shareholder services American Funds Service Company®,  the fund’s transfer agent, offers a wide range of services that you can use to alter your investment program should your needs or circumstances change. These services may be terminated or modified at any time upon 60 days’ written notice.

A more detailed description of policies and services is included in the fund’s statement of additional information and the owner’s guide sent to new American Funds shareholders entitled Welcome. Class 529 shareholders should also refer to the applicable program description for information on policies and services specifically relating to their account(s). These documents are available by writing to or calling American Funds Service Company.

Unless otherwise noted, references to Class A, B, C or F-1 shares on the following pages also refer to the corresponding Class 529-A, 529-B, 529-C or 529-F-1 shares, and references to Class F shares refer to both Class F-1 and F-2 shares.

 Purchase, exchange and sale of shares
The fund’s transfer agent, on behalf of the fund and American Funds Distributors,®  the fund’s distributor, is required by law to obtain certain personal information from you or any other person(s) acting on your behalf in order to verify your or such person’s identity. If you do not provide the information, the transfer agent may not be able to open your account. If the transfer agent is unable to verify your identity or that of any other person(s) authorized to act on your behalf, or believes it has identified potentially criminal activity, the fund and American Funds Distributors reserve the right to close your account or take such other action they deem reasonable or required by law.

When purchasing shares for individual-type accounts, including IRAs, you should designate the fund or funds in which you wish to invest. If no fund is designated and the amount of your cash investment is more than $5,000, your money will be held uninvested (without liability to the transfer agent for loss of income or appreciation pending receipt of proper instructions) until investment instructions are received, but for no more than three business days. Your investment will be made at the net asset value (plus any applicable sales charge in the case of Class A shares) next determined after investment instructions are received and accepted by the transfer agent. If investment instructions are not received, your money will be invested in Class A shares of American Funds Money Market Fund® on the third business day after receipt of your investment.

If no fund is designated and the amount of your cash investment is $5,000 or less, your money will be invested in the same proportion and in the same fund or funds in which your last cash investment (excluding exchanges) was made, provided that such investment was made within the last 16 months. If no investment was made within the last 16 months, your money will be held uninvested (without liability to the transfer agent for loss of income or appreciation pending receipt of proper instructions) until investment instructions are received, but for no more than three business days. Your investment will be made at the net asset value (plus any applicable sales charge in the case of Class A shares) next determined after investment instructions are received and accepted by the transfer agent. If investment instructions are not received, your money will be invested in Class A shares of American Funds Money Market Fund on the third business day after receipt of your investment.

Valuing shares The net asset value of each share class of the fund is the value of a single share of that class. The fund calculates the net asset value each day the New York Stock Exchange is open for trading as of approximately 4 p.m. New York time, the normal close of regular trading. The fund may also calculate its share price on days the New York Stock Exchange is closed when deemed prudent to do so by the fund’s officers. Assets are valued primarily on the basis of market quotations. However, the fund has adopted procedures for making “fair value” determinations if market quotations are not readily available or are not considered reliable. For example, if events occur between the close of markets outside the United States and the close of regular trading on the New York Stock Exchange that, in the opinion of the investment adviser, materially affect the value of any of the fund’s securities that principally trade in those international markets, those securities will be valued in accordance with fair value procedures. Use of these procedures is intended to result in more appropriate net asset values. In addition, such use is intended to reduce potential arbitrage opportunities otherwise available to short-term investors.

Because the fund may hold securities that are primarily listed on foreign exchanges that trade on weekends or days when the fund does not price its shares, the values of securities held in the fund may change on days when you will not be able to purchase or redeem fund shares.

Your shares will be purchased at the net asset value (plus any applicable sales charge in the case of Class A shares) or sold at the net asset value next determined after American Funds Service Company receives your request, provided that your request contains all information and legal documentation necessary to process the transaction. A contingent deferred sales charge may apply at the time you sell certain Class A, B and C shares.

Purchase of Class A and C shares You may generally open an account and purchase Class A and C shares by contacting any financial adviser (who may impose transaction charges in addition to those described in this prospectus) authorized to sell the fund’s shares. You may purchase additional shares in various ways, including through your financial adviser and by mail, telephone, the Internet and bank wire.

Class B shares Class B and 529-B shares may not be purchased or acquired, except by exchange from Class B or 529-B shares of another fund in the American Funds family. Any other investment received by the fund that is intended for Class B or 529-B shares will instead be invested in Class A or 529-A shares and will be subject to any applicable sales charges.

Shareholders with investments in Class B and 529-B shares may continue to hold such shares until they convert to Class A or 529-A shares. However, no additional investments will be accepted in Class B or 529-B shares. Dividends and capital gain distributions may continue to be reinvested in Class B or 529-B shares until their conversion dates. In addition, shareholders invested in Class B or 529-B shares will be able to exchange those shares for Class B or 529-B shares of other American Funds offering Class B or 529-B shares until they convert.

Automatic conversion of Class B and C shares Class B shares automatically convert to Class A shares in the month of the eight-year anniversary of the purchase date. Class C shares automatically convert to Class F-1 shares in the month of the 10-year anniversary of the purchase date; however, Class 529-C shares will not convert to Class 529-F-1 shares. The Internal Revenue Service currently takes the position that these automatic conversions are not taxable. Should its position change, the automatic conversion feature may be suspended. If this happens, you would have the option of converting your Class B, 529-B or C shares to the respective share classes at the anniversary dates described above. This exchange would be based on the relative net asset values of the two classes in question, without the imposition of a sales charge or fee, but you might face certain tax consequences as a result.

Purchase of Class F shares You may generally open an account and purchase Class F shares only through fee-based programs of investment dealers that have special agreements with the fund’s distributor, through certain registered investment advisers and through other intermediaries approved by the fund’s distributor. These intermediaries typically charge ongoing fees for services they provide. Intermediary fees are not paid by the fund and normally range from .75% to 1.50% of assets annually, depending on the services offered.

Purchase of Class 529 shares Class 529 shares may be purchased only through an account established with a 529 college savings plan managed by the American Funds organization. You may open this type of account and purchase Class 529 shares by contacting any financial adviser (who may impose transaction charges in addition to those described in this prospectus) authorized to sell such an account. You may purchase additional shares in various ways, including through your financial adviser and by mail, telephone, the Internet and bank wire.

Class 529-E shares may be purchased only by employees participating through an eligible employer plan.

Accounts holding Class 529 shares are subject to a $10 account setup fee and an annual $10 account maintenance fee.

Investors residing in any state may purchase Class 529 shares through an account established with a 529 college savings plan managed by the American Funds organization. Class 529-A, 529-B, 529-C and 529-F-1 shares are structured similarly to the corresponding Class A, B, C and F-1 shares. For example, the same initial sales charges apply to Class 529-A shares as to Class A shares.

Purchase of Class R shares Class R shares are generally available only to 401(k) plans, 457 plans, 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans. Class R shares also are generally available only to retirement plans where plan level or omnibus accounts are held on the books of the fund. Class R-5 and R-6 shares are generally available only to fee-based programs or through retirement plan intermediaries. In addition, Class R-6 shares are available for investment by American Funds Target Date Retirement Series,®  and Class R-5 and R-6 shares are available to other registered investment companies approved by the fund. Class R shares generally are not available to retail nonretirement accounts, traditional and Roth individual retirement accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs and 529 college savings plans.

Purchases by employer-sponsored retirement plans Eligible retirement plans generally may open an account and purchase Class A or R shares by contacting any investment dealer (who may impose transaction charges in addition to those described in this prospectus) authorized to sell these classes of the fund’s shares. Some or all R share classes may not be available through certain investment dealers. Additional shares may be purchased through a plan’s administrator or recordkeeper.

Class A shares are generally not available for retirement plans using the PlanPremier® or Recordkeeper Direct® recordkeeping programs.

Employer-sponsored retirement plans that are eligible to purchase Class R shares may instead purchase Class A shares and pay the applicable Class A sales charge, provided that their recordkeepers can properly apply a sales charge on plan investments. These plans are not eligible to make initial purchases of $1 million or more in Class A shares and thereby invest in Class A shares without a sales charge, nor are they eligible to establish a statement of intention that qualifies them to purchase Class A shares without a sales charge. More information about statements of intention can be found under “Sales charge reductions and waivers” in this prospectus. Plans investing in Class A shares with a sales charge may purchase additional Class A shares in accordance with the sales charge table in this prospectus.

Employer-sponsored retirement plans that invested in Class A shares without any sales charge before April 1, 2004, and that continue to meet the eligibility requirements in effect as of that date for purchasing Class A shares at net asset value, may continue to purchase Class A shares without any initial or contingent deferred sales charge.

A 403(b) plan may not invest in Class A or C shares, unless it was invested in Class A or C shares before January 1, 2009.

Purchase minimums and maximums Purchase minimums described in this prospectus may be waived in certain cases. In addition, the fund reserves the right to redeem the shares of any shareholder for their then current net asset value per share if the shareholder’s aggregate investment in the fund falls below the fund’s minimum initial investment amount. See the statement of additional information for details.

For accounts established with an automatic investment plan, the initial purchase minimum of $250 may be waived if the purchases (including purchases through exchanges from another fund) made under the plan are sufficient to reach $250 within five months of account establishment.

The effective purchase maximums for Class 529-A, 529-C, 529-E and 529-F-1 shares will reflect the maximum applicable contribution limits under state law. See the applicable program description for more information.

The purchase maximum for Class C shares is $500,000 per transaction. In addition, if you have significant American Funds holdings, you may not be eligible to invest in Class C or 529-C shares. Specifically, you may not purchase Class C or 529-C shares if you are eligible to purchase Class A or 529-A shares at the $1 million or more sales charge discount rate (that is, at net asset value). See “Sales charge reductions and waivers” in this prospectus and the statement of additional information for more details regarding sales charge discounts.

Exchange Generally, you may exchange your shares into shares of the same class of other American Funds without a sales charge. Class A, C or F-1 shares may generally be exchanged into the corresponding 529 share class without a sales charge. Class B shares may not be exchanged into Class 529-B shares. Exchanges from Class A, C or F-1 shares to the corresponding 529 share class, particularly in the case of Uniform Gifts to Minors Act or Uniform Transfers to Minors Act custodial accounts, may result in significant legal and tax consequences, as described in the applicable program description. Please consult your financial adviser before making such an exchange.

Exchanges of shares from American Funds Money Market Fund initially purchased without a sales charge generally will be subject to the appropriate sales charge. For purposes of computing the contingent deferred sales charge on Class B and C shares, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any permitted exchange.

Exchanges have the same tax consequences as ordinary sales and purchases. For example, to the extent you exchange shares held in a taxable account that are worth more now than what you paid for them, the gain will be subject to taxation.

See “Transactions by telephone, fax or the Internet” in this prospectus for information regarding electronic exchanges.

Please see the statement of additional information for details and limitations on moving investments in certain share classes to different share classes and on moving investments held in certain accounts to different accounts.

 How to sell shares

You may sell (redeem) shares in any of the following ways:

Employer-sponsored retirement plans

Shares held in eligible retirement plans may be sold through the plan’s administrator or recordkeeper.

Through your dealer or financial adviser (certain charges may apply)

• Shares held for you in your dealer’s name must be sold through the dealer.

• Generally, Class F shares must be sold through intermediaries such as dealers or financial advisers.

Writing to American Funds Service Company

• Requests must be signed by the registered shareholder(s).

• A signature guarantee is required if the redemption is:

— more than $75,000;

— made payable to someone other than the registered shareholder(s); or

— sent to an address other than the address of record or to an address of record that has been changed within the last 10 days.

• American Funds Service Company reserves the right to require signature guarantee(s) on any redemption.

• Additional documentation may be required for redemptions of shares held in corporate, partnership or fiduciary accounts.

Telephoning or faxing American Funds Service Company or using the Internet

•	Redemptions by telephone, fax or the Internet (including American FundsLine and americanfunds.com) are limited to $75,000 per American Funds shareholder each day.

•	Checks must be made payable to the registered shareholder.

•	Checks must be mailed to an address of record that has been used with the account for at least 10 days.

If you recently purchased shares and subsequently request a redemption of those shares, you will receive proceeds from the redemption once a sufficient period of time has passed to reasonably ensure that checks or drafts (including certified or cashier’s checks) for the shares purchased have cleared (normally 10 business days).

While payment of redemptions normally will be in cash, the fund’s declaration of trust permits payment of the redemption price wholly or partly with portfolio securities or other fund assets under conditions and circumstances determined by the fund’s board of trustees.

Transactions by telephone, fax or the Internet Generally, you are automatically eligible to redeem or exchange shares by telephone, fax or the Internet, unless you notify us in writing that you do not want any or all of these services. You may reinstate these services at any time.

Unless you decide not to have telephone, fax or Internet services on your account(s), you agree to hold the fund, American Funds Service Company, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liabilities (including attorney fees) that may be incurred in connection with the exercise of these privileges, provided that American Funds Service Company employs reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine. If reasonable procedures are not employed, American Funds Service Company and/or the fund may be liable for losses due to unauthorized or fraudulent instructions.

Frequent trading of fund shares The fund and American Funds Distributors reserve the right to reject any purchase order for any reason. The fund is not designed to serve as a vehicle for frequent trading. Frequent trading of fund shares may lead to increased costs to the fund and less efficient management of the fund’s portfolio, potentially resulting in dilution of the value of the shares held by long-term shareholders. Accordingly, purchases, including those that are part of exchange activity that the fund or American Funds Distributors has determined could involve actual or potential harm to the fund, may be rejected.

The fund, through its transfer agent, American Funds Service Company, maintains surveillance procedures that are designed to detect frequent trading in fund shares. Under these procedures, various analytics are used to evaluate factors that may be indicative of frequent trading. For example, transactions in fund shares that exceed certain monetary thresholds may be scrutinized. American Funds Service Company also may review transactions that occur close in time to other transactions in the same account or in multiple accounts under common ownership or influence. Trading activity that is identified through these procedures or as a result of any other information available to the fund will be evaluated to determine whether such activity might constitute frequent trading. These procedures may be modified from time to time as appropriate to improve the detection of frequent trading, to facilitate monitoring for frequent trading in particular retirement plans or other accounts, and to comply with applicable laws.

In addition to the fund’s broad ability to restrict potentially harmful trading as described above, the fund’s board of trustees has adopted a “purchase blocking policy” under which any shareholder redeeming shares having a value of $5,000 or more from a fund will be precluded from investing in that fund for 30 calendar days after the redemption transaction. This policy also applies to redemptions and purchases that are part of exchange transactions. Under the fund’s purchase blocking policy, certain purchases will not be prevented and certain redemptions will not trigger a purchase block, such as purchases and redemptions of shares having a value of less than $5,000; transactions in Class 529 shares; purchases and redemptions resulting from reallocations by American Funds Target Date Retirement Series; retirement plan contributions, loans and distributions (including hardship withdrawals) identified as such on the retirement plan recordkeeper’s system; purchase transactions involving transfers of assets, rollovers, Roth IRA conversions and IRA recharacterizations, where the entity maintaining the shareholder account is able to identify the transaction as one of these types of transactions; and systematic redemptions and purchases, where the entity maintaining the shareholder account is able to identify the transaction as a systematic redemption or purchase. Generally, purchases and redemptions will not be considered “systematic” unless the transaction is pre-scheduled for a specific date.

The fund reserves the right to waive the purchase blocking policy with respect to specific shareholder accounts in those instances where American Funds Service Company determines that its surveillance procedures are adequate to detect frequent trading in fund shares.

American Funds Service Company will work with certain intermediaries (such as investment dealers holding shareholder accounts in street name, retirement plan recordkeepers, insurance company separate accounts and bank trust companies) to apply their own procedures, provided that American Funds Service Company believes the intermediary’s procedures are reasonably designed to enforce the frequent trading policies of the fund. You should refer to disclosures provided by the intermediaries with which you have an account to determine the specific trading restrictions that apply to you.

If American Funds Service Company identifies any activity that may constitute frequent trading, it reserves the right to contact the intermediary and request that the intermediary either provide information regarding an account owner’s transactions or restrict the account owner’s trading. If American Funds Service Company is not satisfied that the intermediary has taken appropriate action, American Funds Service Company may terminate the intermediary’s ability to transact in fund shares.

There is no guarantee that all instances of frequent trading in fund shares will be prevented.

Notwithstanding the fund’s surveillance procedures and purchase blocking policy, all transactions in fund shares remain subject to the right of the fund and American Funds Distributors to restrict potentially abusive trading generally (including the types of transactions described above that will not be prevented or trigger a block under the purchase blocking policy). See the statement of additional information for more information about how American Funds Service Company may address other potentially abusive trading activity in the American Funds.

 Distributions and taxes
Dividends and distributions The fund intends to distribute dividends to you, usually in March, June, September and December.

Capital gains, if any, are usually distributed in December. When a dividend or a capital gain is distributed, the net asset value per share is reduced by the amount of the payment.

You may elect to reinvest dividends and/or capital gain distributions to purchase additional shares of this fund or other American Funds, or you may elect to receive them in cash. Dividends and capital gain distributions for 529 share classes and retirement plan shareholders will be reinvested automatically.

Taxes on dividends and distributions For federal tax purposes, dividends and distributions of short-term capital gains are taxable as ordinary income. Some or all of your dividends may be eligible for a reduced tax rate if you meet a holding period requirement. The fund’s distributions of net long-term capital gains are taxable as long-term capital gains. Any dividends or capital gain distributions you receive from the fund will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash.

Dividends and capital gain distributions that are automatically reinvested in a tax-favored retirement or education savings account do not result in federal or state income tax at the time of reinvestment.

Taxes on transactions Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment is the difference between the cost of your shares, including any sales charges, and the amount you receive when you sell them.

Exchanges within a tax-favored retirement plan account will not result in a capital gain or loss for federal or state income tax purposes. With limited exceptions, distributions from a retirement plan account are taxable as ordinary income.

Shareholder fees Fees borne directly by the fund normally have the effect of reducing a shareholder’s taxable income on distributions. By contrast, fees paid directly to advisers by a fund shareholder for ongoing advice are deductible for income tax purposes only to the extent that they (combined with certain other qualifying expenses) exceed 2% of such shareholder’s adjusted gross income.

Please see your tax adviser for more information. Holders of Class 529 shares should refer to the applicable program description for more information regarding the tax consequences of selling Class 529 shares.

 Choosing a share class
The fund offers different classes of shares through this prospectus. The services or share classes available to you may vary depending upon how you wish to purchase shares of the fund.

Each share class represents an investment in the same portfolio of securities, but each class has its own sales charge and expense structure, allowing you to choose the class that best fits your situation. When you purchase shares of the fund for an individual-type account, you should choose a share class. If none is chosen, your investment will be made in Class A shares or, in the case of a 529 plan investment, Class 529-A shares.

Factors you should consider when choosing a class of shares include:

•	how long you expect to own the shares;

•	how much you intend to invest;

•	total expenses associated with owning shares of each class;

•
whether you qualify for any reduction or waiver of sales charges (for example, Class A or 529-A shares may be a less expensive option over time, particularly if you qualify for a sales charge reduction or waiver);

•
whether you plan to take any distributions in the near future (for example, the contingent deferred sales charge will not be waived if you sell your Class 529-B or 529-C shares to cover higher education expenses); and

•	availability of share classes:

—	Class B and 529-B shares may not be purchased or acquired except by exchange from Class B or 529-B shares of another fund in the American Funds family;

—
Class C shares are not available to retirement plans that do not currently invest in such shares and that are eligible to invest in Class R shares, including employer-sponsored retirement plans such as defined benefit plans, 401(k) plans, 457 plans, 403(b) plans, and money purchase pension and profit-sharing plans;

—
Class F and 529-F-1 shares are generally available only to fee-based programs of investment dealers that have special agreements with the fund’s distributor, to certain registered investment advisers and to other intermediaries approved by the fund’s distributor; and

—
Class R shares are generally available only to 401(k) plans, 457 plans, 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans .

Each investor’s financial considerations are different. You should speak with your financial adviser to help you decide which share class is best for you.

 Sales charges
Class A shares The initial sales charge you pay each time you buy Class A shares differs depending upon the amount you invest and may be reduced or eliminated for larger purchases as indicated below. The “offering price,” the price you pay to buy shares, includes any applicable sales charge, which will be deducted directly from your investment. Shares acquired through reinvestment of dividends or capital gain distributions are not subject to an initial sales charge.

	Sales charge as a percentage of:
Investment	Offering price	Net amount invested	Dealer commission as a percentage of offering price
Less than $25,000	5.75%	6.10%	5.00%
$25,000 but less than $50,000	5.00	5.26	4.25
$50,000 but less than $100,000	4.50	4.71	3.75
$100,000 but less than $250,000	3.50	3.63	2.75
$250,000 but less than $500,000	2.50	2.56	2.00
$500,000 but less than $750,000	2.00	2.04	1.60
$750,000 but less than $1 million	1.50	1.52	1.20
$1 million or more and certain other investments described below	none	none	see below

The sales charge, expressed as a percentage of the offering price or the net amount invested, may be higher or lower than the percentages described in the table above due to rounding. This is because the dollar amount of the sales charge is determined by subtracting the net asset value of the shares purchased from the offering price, which is calculated to two decimal places using standard rounding criteria. The impact of rounding will vary with the size of the investment and the net asset value of the shares. Similarly, any contingent deferred sales charge paid by you on investments in Class A shares may be higher or lower than the 1% charge described below due to rounding.

Except as provided below, investments in Class A shares of $1 million or more may be subject to a 1% contingent deferred sales charge if the shares are sold within one year of purchase. The contingent deferred sales charge is based on the original purchase cost or the current market value of the shares being sold, whichever is less.

Class A share purchases not subject to sales charges The following investments are not subject to any initial or contingent deferred sales charge if American Funds Service Company is properly notified of the nature of the investment:

•	investments in Class A shares made by endowments or foundations with $50 million or more in assets;

•
investments made by accounts that are part of certain qualified fee-based programs and that purchased Class A shares before the discontinuation of the relevant investment dealer’s load-waived Class A share program with the American Funds; and

•	certain rollover investments from retirement plans to IRAs (see “Rollovers from retirement plans to IRAs” in this prospectus for more information).

The distributor may pay dealers a commission of up to 1% on investments made in Class A shares with no initial sales charge. The fund may reimburse the distributor for these payments through its plans of distribution (see “Plans of distribution” in this prospectus).

Transfers from certain 529 plans to plans managed by the American Funds organization will be made with no sales charge. No commission will be paid to the dealer on such a transfer. Please see the statement of additional information for more information.

Certain other investors may qualify to purchase shares without a sales charge, such as employees of investment dealers and registered investment advisers authorized to sell American Funds and employees of The Capital Group Companies, Inc. and its affiliates. Please see the statement of additional information for further details.

Class B and C shares For Class B shares, a contingent deferred sales charge may be applied to shares you sell within six years of purchase, as shown in the table below. The contingent deferred sales charge is eliminated six years after purchase.

Contingent deferred sales charge on Class B shares
Year of redemption:	1	2	3	4	5	6	7+
Contingent deferred sales charge:	5%	4%	4%	3%	2%	1%	0%

Class C shares are sold without any initial sales charge. American Funds Distributors pays 1% of the amount invested to dealers who sell Class C shares. A contingent deferred sales charge of 1% applies if Class C shares are sold within one year of purchase. The contingent deferred sales charge is eliminated one year after purchase.

Any contingent deferred sales charge paid by you on sales of Class B or C shares, expressed as a percentage of the applicable redemption amount, may be higher or lower than the percentages described above due to rounding.

Class 529-E and Class F shares Class 529-E and Class F shares are sold without any initial or contingent deferred sales charge.

Class R shares Class R shares are sold without any initial or contingent deferred sales charge. The distributor will pay dealers annually asset-based compensation of up to 1.00% for sales of Class R-1 shares, up to .75% for Class R-2 shares, up to .50% for Class R-3 shares and up to .25% for Class R-4 shares. No dealer compensation is paid from fund assets on sales of Class R-5 or R-6 shares. The fund may reimburse the distributor for these payments through its plans of distribution.

See “Plans of distribution” in this prospectus for ongoing compensation paid to your dealer or financial adviser for all share classes.

Contingent deferred sales charges Shares acquired through reinvestment of dividends or capital gain distributions are not subject to a contingent deferred sales charge. In addition, the contingent deferred sales charge may be waived in certain circumstances. See “Contingent deferred sales charge waivers” in this prospectus. The contingent deferred sales charge is based on the original purchase cost or the current market value of the shares being sold, whichever is less. For purposes of determining the contingent deferred sales charge, if you sell only some of your shares, shares that are not subject to any contingent deferred sales charge will be sold first, followed by shares that you have owned the longest.

 Sales charge reductions and waivers
To receive a reduction in your Class A initial sales charge, you must let your financial adviser or American Funds Service Company know at the time you purchase shares that you qualify for such a reduction. If you do not let your adviser or American Funds Service Company know that you are eligible for a reduction, you may not receive a sales charge discount to which you are otherwise entitled. In order to determine your eligibility to receive a sales charge discount, it may be necessary for you to provide your adviser or American Funds Service Company with information and records (including account statements) of all relevant accounts invested in the American Funds.

In addition to the information in this prospectus, you may obtain more information about share classes, sales charges and sales charge reductions and waivers through a link on the home page of the American Funds website at americanfunds.com, from the statement of additional information or from your financial adviser.

Reducing your Class A initial sales charge Consistent with the policies described in this prospectus, you and your “immediate family” (your spouse — or equivalent if recognized under local law — and your children under the age of 21) may combine all of your American Funds investments to reduce Class A sales charges. In addition, two or more retirement plans of an employer or an employer’s affiliate may combine all of their American Funds investments to reduce Class A sales charges. Certain investments in the American Funds Target Date Retirement Series may also be combined for this purpose. Please see the American Funds Target Date Retirement Series prospectus for further information. However, for this purpose, investments representing direct purchases of American Funds Money Market Fund are excluded. Following are different ways that you may qualify for a reduced Class A sales charge:

Aggregating accounts To receive a reduced Class A sales charge, investments made by you and your immediate family (see above) may be aggregated if made for your own account(s) and/or certain other accounts, such as:

•
trust accounts established by the above individuals (please see the statement of additional information for details regarding aggregation of trust accounts where the person(s) who established the trust is/are deceased);

•	solely controlled business accounts; and

•	single-participant retirement plans.

Investments made through employer-sponsored retirement plan accounts will not be aggregated with individual-type accounts.

Concurrent purchases You may combine simultaneous purchases (including, upon your request, purchases for gifts) of any class of shares of two or more American Funds (excluding American Funds Money Market Fund) to qualify for a reduced Class A sales charge.

Rights of accumulation You may take into account your accumulated holdings in all share classes of the American Funds (excluding American Funds Money Market Fund) to determine the initial sales charge you pay on each purchase of Class A shares. Subject to your investment dealer’s capabilities, your accumulated holdings will be calculated as the higher of (a) the current value of your existing holdings (as of the day prior to your additional American Funds investment) or (b) the amount you invested (including reinvested dividends and capital gains, but excluding capital appreciation) less any withdrawals. Please see the statement of additional information for further details. You should retain any records necessary to substantiate the historical amounts you have invested.

If you make a gift of shares, upon your request you may purchase the shares at the sales charge discount allowed under rights of accumulation of all of your American Funds accounts.

Statement of intention You may reduce your Class A sales charge by establishing a statement of intention. A statement of intention allows you to combine all purchases of all share classes of the American Funds (excluding American Funds Money Market Fund) you intend to make over a 13-month period to determine the applicable sales charge; however, purchases made under a right of reinvestment, appreciation of your holdings, and reinvested dividends and capital gains do not count as purchases made during the statement period. Your accumulated holdings (as described and calculated under “Rights of accumulation” above) eligible to be aggregated as of the day immediately before the start of the statement period may be credited toward satisfying the statement. A portion of your account may be held in escrow to cover additional Class A sales charges that may be due if your total purchases over the statement period do not qualify you for the applicable sales charge reduction. Employer-sponsored retirement plans may be restricted from establishing statements of intention. See the discussion regarding employer-sponsored retirement plans under “Purchase, exchange and sale of shares” in this prospectus for more information.

Right of reinvestment If you notify American Funds Service Company, you may reinvest proceeds from a redemption, dividend payment or capital gain distribution without a sales charge in the same fund or other American Funds, provided that the reinvestment occurs within 90 days after the date of the redemption, dividend payment or distribution and is made into the same account from which you redeemed the shares or received the dividend payment or distribution. If the account has been closed, you may reinvest without a sales charge if the new receiving account has the same registration as the closed account and the reinvestment is made within 90 days after the date of redemption, dividend payment or distribution.

Proceeds from a Class B share redemption for which a contingent deferred sales charge was paid will be reinvested in Class A shares without any initial sales charge. If you redeem Class B shares without paying a contingent deferred sales charge, you may reinvest the proceeds in Class B shares or purchase Class A shares; if you purchase Class A shares, you are responsible for paying any applicable Class A sales charges. Proceeds from any other type of redemption and all dividend payments and capital gain distributions will be reinvested in the same share class from which the original redemption, dividend payment or distribution was made. Any contingent deferred sales charge on Class A or C shares will be credited to your account. Redemption proceeds of Class A shares representing direct purchases in American Funds Money Market Fund that are reinvested in other American Funds will be subject to a sales charge.

Proceeds will be reinvested at the next calculated net asset value after your request is received by American Funds Service Company, provided that your request contains all information and legal documentation necessary to process the transaction. For purposes of this “right of reinvestment policy,” automatic transactions (including, for example, automatic purchases, withdrawals and payroll deductions) and ongoing retirement plan contributions are not eligible for investment without a sales charge. You may not reinvest proceeds in the American Funds as described in this paragraph if such proceeds are subject to a purchase block as described under “Frequent trading of fund shares” in this prospectus. This paragraph does not apply to certain rollover investments as described under “Rollovers from retirement plans to IRAs” in this prospectus.

Contingent deferred sales charge waivers The contingent deferred sales charge on Class A, B and C shares may be waived in the following cases:

•	permitted exchanges of shares, except if shares acquired by exchange are then redeemed within the period during which a contingent deferred sales charge would apply to the initial shares purchased;

•	tax-free returns of excess contributions to IRAs;

•	redemptions due to death or postpurchase disability of the shareholder (this generally excludes accounts registered in the names of trusts and other entities);

•	for 529 share classes only, redemptions due to a beneficiary’s death, postpurchase disability or receipt of a scholarship (to the extent of the scholarship award);

•	redemptions due to the complete termination of a trust upon the death of the trustor/grantor or beneficiary, but only if such termination is specifically provided for in the trust document; and

•
the following types of transactions, if together they do not exceed 12% of the value of an account annually (see the statement of additional information for further details about waivers regarding these types of transactions):

—
redemptions due to receiving required minimum distributions from retirement accounts upon reaching age 70½ (required minimum distributions that continue to be taken by the beneficiary(ies) after the account owner is deceased also qualify for a waiver); and

—	if you have established an automatic withdrawal plan, redemptions through such a plan (including any dividends and/or capital gain distributions taken in cash).

To have your Class A, B or C contingent deferred sales charge waived, you must inform your adviser or American Funds Service Company at the time you redeem shares that you qualify for such a waiver.

 Rollovers from retirement plans to IRAs
Assets from retirement plans may be invested in Class A, C or F shares through an IRA rollover, subject to the other provisions of this prospectus. Rollovers invested in Class A shares from retirement plans will be subject to applicable sales charges. The following rollovers to Class A shares will be made without a sales charge:

•	rollovers to IRAs from 403(b) plans with Capital Bank and Trust Company as custodian; and

•	rollovers to IRAs that are attributable to American Funds investments, if they meet the following requirements:

—	the assets being rolled over were invested in American Funds at the time of distribution; and

—	the rolled over assets are contributed to an American Funds IRA with Capital Bank and Trust Company as custodian.

IRA rollover assets that roll over without a sales charge as described above will not be subject to a contingent deferred sales charge, and investment dealers will be compensated solely with an annual service fee that begins to accrue immediately. IRA rollover assets invested in Class A shares that are not attributable to American Funds investments, as well as future contributions to the IRA, will be subject to sales charges and the terms and conditions generally applicable to Class A share investments as described in this prospectus and the statement of additional information.

 Plans of distribution
The fund has plans of distribution, or “12b-1 plans,” for certain share classes under which it may finance activities primarily intended to sell shares, provided that the categories of expenses are approved in advance by the fund’s board of trustees. The plans provide for payments, based on annualized percentages of average daily net assets, of:

Up to:	Share class(es)
0.30%	Class A shares
0.50%	Class 529-A, F-1, 529-F-1 and R-4 shares
0.75%	Class 529-E and R-3 shares
1.00%	Class B, 529-B, C, 529-C, R-1 and R-2 shares

For all share classes indicated above, up to .25% may be used to pay service fees to qualified dealers for providing certain shareholder services. The amount remaining for each share class may be used for distribution expenses.

The 12b-1 fees paid by each applicable share class of the fund, as a percentage of average net assets for the previous fiscal year, are indicated in the Annual Fund Operating Expenses table under “Fees and expenses of the fund” in this prospectus. Since these fees are paid out of the fund’s assets or income on an ongoing basis, over time they may cost you more than paying other types of sales charges and reduce the return on your investment. The higher fees for Class B and C shares may cost you more over time than paying the initial sales charge for Class A shares.

 Other compensation to dealers
American Funds Distributors, at its expense, currently provides additional compensation to investment dealers. These payments may be made, at the discretion of American Funds Distributors, to the top 100 dealers (or their affiliates) that have sold shares of the American Funds. The level of payments made to a qualifying firm in any given year will vary and in no case will exceed the sum of (a) .10% of the previous year’s American Funds sales by that dealer and (b) .02% of American Funds assets attributable to that dealer. For calendar year 2010, aggregate payments made by American Funds Distributors to dealers were less than .02% of the average assets of the American Funds. Aggregate payments may also change from year to year. A number of factors will be considered in determining payments, including the qualifying dealer’s sales, assets and redemption rates, and the quality of the dealer’s relationship with American Funds Distributors. American Funds Distributors makes these payments to help defray the costs incurred by qualifying dealers in connection with efforts to educate financial advisers about the American Funds so that they can make recommendations and provide services that are suitable and meet shareholder needs. American Funds Distributors will, on an annual basis, determine the advisability of continuing these payments. American Funds Distributors may also pay expenses associated with meetings conducted by dealers outside the top 100 firms to facilitate educating financial advisers and shareholders about the American Funds. If investment advisers, distributors or other affiliates of mutual funds pay additional compensation or other incentives in differing amounts, dealer firms and their advisers may have financial incentives for recommending a particular mutual fund over other mutual funds or investments. You should consult with your financial adviser and review carefully any disclosure by your financial adviser’s firm as to compensation received.

 Fund expenses
In periods of market volatility, assets of the fund may decline significantly, causing total annual fund operating expenses (as a percentage of the value of your investment) to become higher than the numbers shown in the Annual Fund Operating Expenses table in this prospectus.

For all share classes except Class A and B shares, “Other expenses” items in the Annual Fund Operating Expenses table on page 1 of this prospectus include fees for administrative services provided by the fund’s investment adviser and its affiliates. The fee table is based on expenses as of the fund’s most recently completed fiscal year. Effective January 1, 2012, Class A shares are subject to an additional .01% fee for administrative services payable to the fund’s investment adviser. In addition, effective January 1, 2012, Class C, F, R and 529 shares will pay transfer agency expenses directly rather than through the administrative services fee, and the administrative services fee for those classes will be reduced to .05%. Previously, transfer agency expenses were paid through the administrative services fee, and the investment adviser paid any transfer agency fees in excess of .10%. Accordingly, the fund estimates that transfer agency expenses on both Class C and F-1 shares will increase in the coming year by .01%.

The “Other expenses” items in the Annual Fund Operating Expenses table include custodial, legal, transfer agent and subtransfer agent/recordkeeping payments and various other expenses. Subtransfer agent/recordkeeping payments may be made to third parties (including affiliates of the fund’s investment adviser) that provide subtransfer agent, recordkeeping and/or shareholder services with respect to certain shareholder accounts in lieu of the transfer agent providing such services.

Retail investors The amount paid for subtransfer agent/recordkeeping services varies depending on the share class and services provided, and typically ranges from $3 to $19 per account. For Class 529 shares, an expense of up to a maximum of .10% paid to a state or states for oversight and administrative services is included as an “Other expenses” item.

Employer-sponsored retirement plan investors The amount paid for subtransfer agent/ recordkeeping services will vary depending on the share class selected and the entity receiving the payments. The table below shows the maximum payments to entities providing these services to retirement plans.

	Payments to affiliated entities	Payments to unaffiliated entities
Class A	0.05% of assets or $12 per participant position1	0.05% of assets or $12 per participant position1
Class R-1	0.10% of assets	0.10% of assets
Class R-2	0.15% of assets plus $27 per participant position2 or 0.35% of assets3	0.25% of assets
Class R-3	0.10% of assets plus $12 per participant position2 or 0.19% of assets3	0.15% of assets
Class R-4	0.10% of assets	0.10% of assets
Class R-5	0.05% of assets	0.05% of assets
Class R-6	none	none

1 Payment amount depends on the date upon which services commenced.
2 Payment with respect to Recordkeeper Direct program.
3 Payment with respect to PlanPremier program.

Note that references to Class, A, B, C and F-1 shares in this section do not include the corresponding Class 529 shares.

 Financial highlights
The Financial Highlights table is intended to help you understand the fund’s results for the past five fiscal years. Certain information reflects financial results for a single share of a particular class. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and capital gain distributions). Where indicated, figures in the table reflect the impact, if any, of certain reimbursements/waivers from Capital Research and Management Company. For more information about these reimbursements/waivers, see the fund’s statement of additional information and annual report. The information in the Financial Highlights table has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund’s financial statements, is included in the statement of additional information, which is available upon request.

		Income (loss) from investment operations1			Dividends and distributions
	Net asset value, beginning of period	Net investment income2	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return3,4	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reim- bursements/ waivers	Ratio of expenses to average net assets after reim- bursements/ waivers4	Ratio of net income to average net assets2,4
Class A:
Year ended 10/31/2011	$50.05	$1.87	$(.49)	$1.38	$(2.09)	$ —	$(2.09)	$49.34	2.79%	$55,237.61%		.61%	3.73%
Year ended 10/31/2010	46.41	1.77	3.81	5.58	(1.94)	—	(1.94)	50.05	12.33	58,471.62		.62	3.74
Year ended 10/31/2009	42.26	1.83	4.40	6.23	(2.08)	—	(2.08)	46.41	15.44	56,648.66		.66	4.40
Year ended 10/31/2008	68.58	2.31	(23.58)	(21.27)	(2.65)	(2.40)	(5.05)	42.26	(32.88)	55,418.58		.55	4.03
Year ended 10/31/2007	59.91	2.52	9.62	12.14	(2.30)	(1.17)	(3.47)	68.58	20.93	83,524.58		.55	3.97
Class B:
Year ended 10/31/2011	50.04	1.48	(.48)	1.00	(1.68)	—	(1.68)	49.36	2.02	2,106	1.38	1.38	2.94
Year ended 10/31/2010	46.39	1.41	3.80	5.21	(1.56)	—	(1.56)	50.04	11.47	3,068	1.39	1.39	2.97
Year ended 10/31/2009	42.26	1.51	4.40	5.91	(1.78)	—	(1.78)	46.39	14.57	3,520	1.44	1.43	3.64
Year ended 10/31/2008	68.58	1.87	(23.58)	(21.71)	(2.21)	(2.40)	(4.61)	42.26	(33.41)	3,711	1.35	1.33	3.25
Year ended 10/31/2007	59.91	2.03	9.62	11.65	(1.81)	(1.17)	(2.98)	68.58	20.02	5,923	1.35	1.32	3.19
(The Financial Highlights table continues on the following page.)

		Income (loss) from investment operations1			Dividends and distributions
	Net asset value, beginning of period	Net investment income2	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return3,4	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reim- bursements/ waivers	Ratio of expenses to average net assets after reim- bursements/ waivers4	Ratio of net income to average net assets2,4
Class C:
Year ended 10/31/2011	$50.03	$1.46	$ (.48)	$ .98	$(1.67)	$ —	$(1.67)	$49.34	1.98%	$ 7,187	1.43%	1.43%	2.91%
Year ended 10/31/2010	46.39	1.38	3.80	5.18	(1.54)	—	(1.54)	50.03	11.41	8,196	1.44	1.44	2.92
Year ended 10/31/2009	42.26	1.50	4.40	5.90	(1.77)	—	(1.77)	46.39	14.54	8,323	1.47	1.47	3.59
Year ended 10/31/2008	68.58	1.84	(23.58)	(21.74)	(2.18)	(2.40)	(4.58)	42.26	(33.45)	8,609	1.40	1.38	3.21
Year ended 10/31/2007	59.91	2.00	9.62	11.62	(1.78)	(1.17)	(2.95)	68.58	19.97	13,406	1.39	1.37	3.16
Class F-1:
Year ended 10/31/2011	50.05	1.85	(.48)	1.37	(2.07)	—	(2.07)	49.35	2.78	2,731.65		.65	3.69
Year ended 10/31/2010	46.41	1.76	3.80	5.56	(1.92)	—	(1.92)	50.05	12.31	3,034.64		.64	3.72
Year ended 10/31/2009	42.26	1.84	4.39	6.23	(2.08)	—	(2.08)	46.41	15.43	3,142.66		.66	4.43
Year ended 10/31/2008	68.58	2.29	(23.58)	(21.29)	(2.63)	(2.40)	(5.03)	42.26	(32.90)	3,701.62		.59	4.00
Year ended 10/31/2007	59.91	2.50	9.62	12.12	(2.28)	(1.17)	(3.45)	68.58	20.89	6,020.61		.58	3.95
Class F-2:
Year ended 10/31/2011	50.04	1.98	(.51)	1.47	(2.19)	—	(2.19)	49.32	3.01	1,492.41		.41	3.94
Year ended 10/31/2010	46.40	1.88	3.80	5.68	(2.04)	—	(2.04)	50.04	12.58	1,239.40		.40	3.97
Year ended 10/31/2009	42.26	1.78	4.54	6.32	(2.18)	—	(2.18)	46.40	15.68	979.42		.41	4.09
Period from 8/1/2008 to 10/31/20085	54.90	.43	(12.53)	(12.10)	(.54)	—	(.54)	42.26	(22.13)	105.10		.10	.90
Class 529-A:
Year ended 10/31/2011	50.04	1.84	(.50)	1.34	(2.05)	—	(2.05)	49.33	2.72	1,598.69		.69	3.66
Year ended 10/31/2010	46.40	1.75	3.80	5.55	(1.91)	—	(1.91)	50.04	12.26	1,476.68		.68	3.69
Year ended 10/31/2009	42.26	1.81	4.39	6.20	(2.06)	—	(2.06)	46.40	15.36	1,221.71		.71	4.34
Year ended 10/31/2008	68.58	2.27	(23.58)	(21.31)	(2.61)	(2.40)	(5.01)	42.26	(32.93)	1,011.66		.63	3.97
Year ended 10/31/2007	59.91	2.47	9.62	12.09	(2.25)	(1.17)	(3.42)	68.58	20.84	1,273.65		.63	3.92

		Income (loss) from investment operations1			Dividends and distributions
	Net asset value, beginning of period	Net investment income2	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return3,4	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reim- bursements/ waivers	Ratio of expenses to average net assets after reim- bursements/ waivers4	Ratio of net income to average net assets2,4
Class 529-B:
Year ended 10/31/2011	$50.03	$1.43	$ (.49)	$ .94	$(1.63)	$ —	$(1.63)	$49.34	1.90%	$110	1.49%	1.49%	2.84%
Year ended 10/31/2010	46.38	1.36	3.81	5.17	(1.52)	—	(1.52)	50.03	11.39	142	1.48	1.48	2.88
Year ended 10/31/2009	42.26	1.47	4.40	5.87	(1.75)	—	(1.75)	46.38	14.47	147	1.53	1.52	3.53
Year ended 10/31/2008	68.58	1.80	(23.58)	(21.78)	(2.14)	(2.40)	(4.54)	42.26	(33.49)	131	1.47	1.44	3.15
Year ended 10/31/2007	59.91	1.96	9.62	11.58	(1.74)	(1.17)	(2.91)	68.58	19.89	178	1.46	1.44	3.09
Class 529-C:
Year ended 10/31/2011	50.01	1.44	(.49)	.95	(1.65)	—	(1.65)	49.31	1.93	558	1.48	1.48	2.86
Year ended 10/31/2010	46.38	1.37	3.79	5.16	(1.53)	—	(1.53)	50.01	11.36	533	1.48	1.48	2.90
Year ended 10/31/2009	42.26	1.47	4.41	5.88	(1.76)	—	(1.76)	46.38	14.48	460	1.52	1.52	3.53
Year ended 10/31/2008	68.58	1.81	(23.58)	(21.77)	(2.15)	(2.40)	(4.55)	42.26	(33.49)	384	1.46	1.44	3.16
Year ended 10/31/2007	59.91	1.96	9.62	11.58	(1.74)	(1.17)	(2.91)	68.58	19.89	499	1.46	1.44	3.11
Class 529-E:
Year ended 10/31/2011	50.04	1.70	(.50)	1.20	(1.91)	—	(1.91)	49.33	2.44	69.96		.96	3.39
Year ended 10/31/2010	46.40	1.61	3.80	5.41	(1.77)	—	(1.77)	50.04	11.94	66.97		.97	3.40
Year ended 10/31/2009	42.26	1.68	4.41	6.09	(1.95)	—	(1.95)	46.40	15.05	56	1.01	1.01	4.04
Year ended 10/31/2008	68.58	2.10	(23.58)	(21.48)	(2.44)	(2.40)	(4.84)	42.26	(33.14)	48.95		.93	3.67
Year ended 10/31/2007	59.91	2.28	9.62	11.90	(2.06)	(1.17)	(3.23)	68.58	20.49	63.95		.93	3.61
Class 529-F-1:
Year ended 10/31/2011	50.05	1.94	(.49)	1.45	(2.16)	—	(2.16)	49.34	2.95	47.48		.48	3.87
Year ended 10/31/2010	46.41	1.85	3.80	5.65	(2.01)	—	(2.01)	50.05	12.50	42.47		.47	3.91
Year ended 10/31/2009	42.26	1.90	4.39	6.29	(2.14)	—	(2.14)	46.41	15.60	33.51		.51	4.55
Year ended 10/31/2008	68.58	2.38	(23.58)	(21.20)	(2.72)	(2.40)	(5.12)	42.26	(32.79)	29.46		.43	4.20
Year ended 10/31/2007	59.91	2.60	9.62	12.22	(2.38)	(1.17)	(3.55)	68.58	21.08	33.46		.43	4.17
(The Financial Highlights table continues on the following page.)

		Income (loss) from investment operations1			Dividends and distributions
	Net asset value, beginning of period	Net investment income2	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return3,4	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reim- bursements/ waivers	Ratio of expenses to average net assets after reim- bursements/ waivers4	Ratio of net income to average net assets2,4
Class R-1:
Year ended 10/31/2011	$50.02	$1.47	$ (.50)	$ .97	$(1.68)	$ —	$(1.68)	$49.31	1.96%	$145	1.41%	1.41%	2.93%
Year ended 10/31/2010	46.38	1.40	3.80	5.20	(1.56)	—	(1.56)	50.02	11.45	154	1.42	1.42	2.96
Year ended 10/31/2009	42.26	1.50	4.41	5.91	(1.79)	—	(1.79)	46.38	14.55	125	1.45	1.45	3.59
Year ended 10/31/2008	68.58	1.85	(23.58)	(21.73)	(2.19)	(2.40)	(4.59)	42.26	(33.43)	104	1.38	1.36	3.26
Year ended 10/31/2007	59.91	1.98	9.62	11.60	(1.76)	(1.17)	(2.93)	68.58	19.94	133	1.42	1.40	3.17
Class R-2:
Year ended 10/31/2011	50.02	1.47	(.49)	.98	(1.68)	—	(1.68)	49.32	1.98	687	1.42	1.42	2.92
Year ended 10/31/2010	46.38	1.38	3.80	5.18	(1.54)	—	(1.54)	50.02	11.40	702	1.45	1.45	2.92
Year ended 10/31/2009	42.26	1.45	4.41	5.86	(1.74)	—	(1.74)	46.38	14.44	633	1.56	1.55	3.48
Year ended 10/31/2008	68.58	1.81	(23.58)	(21.77)	(2.15)	(2.40)	(4.55)	42.26	(33.48)	501	1.45	1.43	3.18
Year ended 10/31/2007	59.91	1.98	9.62	11.60	(1.76)	(1.17)	(2.93)	68.58	19.93	647	1.45	1.41	3.14
Class R-3:
Year ended 10/31/2011	50.04	1.69	(.50)	1.19	(1.90)	—	(1.90)	49.33	2.42	885.97		.97	3.37
Year ended 10/31/2010	46.40	1.60	3.80	5.40	(1.76)	—	(1.76)	50.04	11.92	907.98		.98	3.38
Year ended 10/31/2009	42.26	1.68	4.41	6.09	(1.95)	—	(1.95)	46.40	15.04	801	1.02	1.02	4.03
Year ended 10/31/2008	68.58	2.09	(23.58)	(21.49)	(2.43)	(2.40)	(4.83)	42.26	(33.14)	664.96		.94	3.67
Year ended 10/31/2007	59.91	2.27	9.62	11.89	(2.05)	(1.17)	(3.22)	68.58	20.47	817.97		.94	3.61
Class R-4:
Year ended 10/31/2011	50.04	1.85	(.50)	1.35	(2.06)	—	(2.06)	49.33	2.74	391.66		.66	3.68
Year ended 10/31/2010	46.40	1.75	3.80	5.55	(1.91)	—	(1.91)	50.04	12.27	386.67		.67	3.70
Year ended 10/31/2009	42.26	1.81	4.40	6.21	(2.07)	—	(2.07)	46.40	15.39	347.70		.69	4.32
Year ended 10/31/2008	68.58	2.27	(23.58)	(21.31)	(2.61)	(2.40)	(5.01)	42.26	(32.93)	240.65		.63	3.99
Year ended 10/31/2007	59.91	2.46	9.62	12.08	(2.24)	(1.17)	(3.41)	68.58	20.83	270.67		.64	3.95

		Income (loss) from investment operations1			Dividends and distributions
	Net asset value, beginning of period	Net investment income2	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return3,4	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reim- bursements/ waivers	Ratio of expenses to average net assets after reim- bursements/ waivers4	Ratio of net income to average net assets2,4
Class R-5:
Year ended 10/31/2011	$50.06	$2.00	$ (.50)	$ 1.50	$(2.21)	$ —	$(2.21)	$49.35	3.05%	$393.37%		.37%	3.98%
Year ended 10/31/2010	46.42	1.90	3.79	5.69	(2.05)	—	(2.05)	50.06	12.60	446.37		.37	4.00
Year ended 10/31/2009	42.26	1.97	4.36	6.33	(2.17)	—	(2.17)	46.42	15.72	376.40		.40	4.83
Year ended 10/31/2008	68.58	2.44	(23.58)	(21.14)	(2.78)	(2.40)	(5.18)	42.26	(32.73)	717.36		.34	4.28
Year ended 10/31/2007	59.91	2.65	9.62	12.27	(2.43)	(1.17)	(3.60)	68.58	21.17	879.37		.35	4.22
Class R-6:
Year ended 10/31/2011	50.06	2.04	(.51)	1.53	(2.24)	—	(2.24)	49.35	3.11	668.32		.32	4.06
Year ended 10/31/2010	46.42	1.93	3.78	5.71	(2.07)	—	(2.07)	50.06	12.66	502.32		.32	4.08
Six months ended 10/31/20095	39.83	1.00	6.55	7.55	(.96)	—	(.96)	46.42	19.10	318.366		.366	4.536

	Year ended October 31
	2011	2010	2009	2008	2007
Portfolio turnover rate for all share classes	47%	42%	43%	30%	24%

1	Based on average shares outstanding.
2
For the year ended October 31, 2007, this column reflects the impact of corporate action events that resulted in a one-time increase to net investment income. If the corporate action events had not occurred, the Class A net investment income per share and ratio of net income to average net assets would have been lower by $0.22 and 0.34%, respectively. The impact to the other share classes would have been similar.

3	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
4
This column reflects the impact, if any, of certain reimbursements/waivers from Capital Research and Management Company. During some of the periods shown, Capital Research and Management Company reduced fees for investment advisory services. In addition, during some of the periods shown, Capital Research and Management Company paid a portion of the fund’s transfer agent fees for certain retirement plan share classes.

5	Based on operations for the period shown and, accordingly, may not be representative of a full year.
6	Annualized.

For shareholder services	American Funds Service Company 800/421-0180
For retirement plan services	Call your employer or plan administrator
For 529 plans	American Funds Service Company 800/421-0180, ext. 529
For 24-hour information	American FundsLine 800/325-3590 americanfunds.com For Class R share information, visit AmericanFundsRetirement.com

Telephone calls you have with American Funds may be monitored or recorded for quality assurance, verification and recordkeeping purposes. By speaking to American Funds on the telephone, you consent to such monitoring and recording.

Multiple translations This prospectus may be translated into other languages. If there is any inconsistency or ambiguity, the English text will prevail.

Annual/Semi-annual report to shareholders The shareholder reports contain additional information about the fund, including financial statements, investment results, portfolio holdings, a discussion of market conditions and the fund’s investment strategies, and the independent registered public accounting firm’s report (in the annual report).

Program description The CollegeAmerica® 529 program description contains additional information about the policies and services related to 529 plan accounts.

Statement of additional information (SAI) and codes of ethics The current SAI, as amended from time to time, contains more detailed information about the fund, including the fund’s financial statements, and is incorporated by reference into this prospectus. This means that the current SAI, for legal purposes, is part of this prospectus. The codes of ethics describe the personal investing policies adopted by the fund, the fund’s investment adviser and its affiliated companies.

The codes of ethics and current SAI are on file with the U.S. Securities and Exchange Commission (SEC). These and other related materials about the fund are available for review or to be copied at the SEC’s Public Reference Room in Washington, D.C. (202/551-8090), on the EDGAR database on the SEC’s website at sec.gov or, after payment of a duplicating fee, via email request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-1520. The codes of ethics, current SAI and shareholder reports are also available, free of charge, on our website, americanfunds.com.

E-delivery and household mailings Each year you are automatically sent an updated summary prospectus and annual and semi-annual reports for the fund. You may also occasionally receive proxy statements for the fund. In order to reduce the volume of mail you receive, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same household address. You may elect to receive these documents electronically in lieu of paper form by enrolling in e-delivery on our website, americanfunds.com.

If you would like to opt out of household-based mailings or receive a complimentary copy of the current SAI, codes of ethics, annual/semi-annual report to shareholders or applicable program description, please call American Funds Service Company at 800/421-0180 or write to the secretary of the fund at 333 South Hope Street, Los Angeles, California 90071-1406.

Securities Investor Protection Corporation (SIPC) Shareholders may obtain information about SIPC® on its website at sipc.org or by calling 202/371-8300.

MFGEPR-912-0112P Litho in USA CGD/RRD/8006	Investment Company File No. 811-05085
The Capital Group Companies

American Funds	Capital Research and Management	Capital International	Capital Guardian	Capital Bank and Trust

THE FUND MAKES AVAILABLE A SPANISH TRANSLATION OF THE ABOVE PROSPECTUS IN CONNECTION WITH THE PUBLIC OFFERING AND SALE OF ITS SHARES. THE ENGLISH LANGUAGE PROSPECTUS ABOVE IS A FAIR AND ACCURATE REPRESENTATION OF THE SPANISH EQUIVALENT.

/s/ VINCENT P. CORTI
VINCENT P. CORTI
SECRETARY

Capital Income Builder

Part B

Statement of Additional Information

January 1, 2012

This document is not a prospectus but should be read in conjunction with the current prospectus of Capital Income Builder (the “fund” or “CIB”) dated January 1, 2012. You may obtain a prospectus from your financial adviser or by writing to the fund at the following address:

Capital Income Builder
Attention: Secretary
333 South Hope Street
Los Angeles, California 90071
213/486-9200

Certain privileges and/or services described below may not be available to all shareholders (including shareholders who purchase shares at net asset value through eligible retirement plans) depending on the shareholder’s investment dealer or retirement plan recordkeeper. Please see your financial adviser, investment dealer, plan recordkeeper or employer for more information.

Class A	CAIBX	Class 529-A	CIRAX	Class R-1	RIRAX
Class B	CIBBX	Class 529-B	CIRBX	Class R-2	RIRBX
Class C	CIBCX	Class 529-C	CIRCX	Class R-3	RIRCX
Class F-1	CIBFX	Class 529-E	CIREX	Class R-4	RIREX
Class F-2	CAIFX	Class 529-F-1	CIRFX	Class R-5	RIRFX
				Class R-6	RIRGX

Table of Contents

Item                                                                                                                                              Page no.
Certain investment limitations and guidelines	2
Description of certain securities and investment techniques	3
Fund policies	12
Management of the fund	14
Execution of portfolio transactions	42
Disclosure of portfolio holdings	45
Price of shares	47
Taxes and distributions	50
Purchase and exchange of shares	53
Sales charges	58
Sales charge reductions and waivers	61
Selling shares	66
Shareholder account services and privileges	67
General information	70
Appendix	77

Investment portfolio

Financial statements

 Certain investment limitations and guidelines

The following limitations and guidelines are considered at the time of purchase, under normal circumstances, and are based on a percentage of the fund’s net assets unless otherwise noted. This summary is not intended to reflect all of the fund’s investment limitations.

Income producing securities

•	The fund will invest at least 90% of its assets in income-producing securities.

Equity securities

•	The fund will invest at least 50% of its assets in equity securities.

Debt securities

•
The fund may invest up to 5% of its assets in nonconvertible debt securities rated Ba1 or below and BB+ or below by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser, or unrated but determined by the fund’s investment adviser to be of equivalent quality. The fund currently intends to look to the ratings from Moody’s Investors Service, Standard & Poor’s Corporation and Fitch Ratings. If rating agencies differ, securities will be considered to have received the highest of these ratings, consistent with the fund's investment policies.

Investing outside the U.S.

•	The fund may invest up to 50% of its assets in securities of issuers domiciled outside the United States.

*     *     *     *     *     *

The fund may experience difficulty liquidating certain portfolio securities during significant market declines or periods of heavy redemptions.

 Description of certain securities and investment techniques

The descriptions below are intended to supplement the material in the prospectus under “Investment objectives, strategies and risks.”

Equity securities — Equity securities represent an ownership position in a company. Equity securities held by the fund typically consist of common stocks. The prices of equity securities fluctuate based on, among other things, events specific to their issuers and market, economic and other conditions. For example, prices of these securities can be affected by financial contracts held by the issuer or third parties (such as derivatives) relating to the security or other assets or indices. Holders of equity securities are not creditors of the issuer. As such, if an issuer liquidates, holders of equity securities are entitled to their pro rata share of the issuer’s assets, if any, after creditors (including the holders of fixed income securities and senior equity securities) are paid.

There may be little trading in the secondary market for particular equity securities, which may adversely affect the fund’s ability to value accurately or dispose of such equity securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of equity securities.

Investing in smaller capitalization stocks — The fund may invest in the stocks of smaller capitalization companies (typically companies with market capitalizations of less than $4.0 billion at the time of purchase). The investment adviser believes that the issuers of smaller capitalization stocks often provide attractive investment opportunities. However, investing in smaller capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. For example, smaller companies often have limited product lines, limited operating histories, limited markets or financial resources, may be dependent on one or a few key persons for management and can be more susceptible to losses. Also, their securities may be thinly traded (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts and may be subject to wider price swings, thus creating a greater chance of loss than securities of larger capitalization companies.

Debt securities — Debt securities, also known as “fixed-income securities,” are used by issuers to borrow money. Bonds, notes, debentures, asset-backed securities (including those backed by mortgages), and loan participations and assignments are common types of debt securities. Generally, issuers pay investors periodic interest and repay the amount borrowed either periodically during the life of the security and/or at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values and their values accrete over time to face value at maturity. The market prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general, market prices of debt securities decline when interest rates rise and increase when interest rates fall.

Lower rated debt securities, rated Ba1/BB+ or below by Nationally Recognized Statistical Rating Organizations, are described by the rating agencies as speculative and involve greater risk of default or price changes due to changes in the issuer’s creditworthiness than higher rated debt securities, or they may already be in default. Such securities are sometimes referred to as “junk bonds” or high yield bonds. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. It may be more difficult to dispose of, and to determine the value of, lower rated debt securities.

Investment grade bonds in the ratings categories A or Baa/BBB also may be more susceptible to changes in market or economic conditions than bonds rated in the highest rating categories.

Certain additional risk factors relating to debt securities are discussed below:

Sensitivity to interest rate and economic changes — Debt securities may be sensitive to economic changes, political and corporate developments, and interest rate changes. In addition, during an economic downturn or substantial period of rising interest rates, issuers that are highly leveraged may experience increased financial stress that could adversely affect their ability to meet projected business goals, to obtain additional financing and to service their principal and interest payment obligations. Periods of economic change and uncertainty also can be expected to result in increased volatility of market prices and yields of certain debt securities. For example, prices of these securities can be affected by financial contracts held by the issuer or third parties (such as derivatives) relating to the security or other assets or indices.

Payment expectations — Debt securities may contain redemption or call provisions. If an issuer exercises these provisions in a lower interest rate market, the fund would have to replace the security with a lower yielding security, resulting in decreased income to investors. If the issuer of a debt security defaults on its obligations to pay interest or principal or is the subject of bankruptcy proceedings, the fund may incur losses or expenses in seeking recovery of amounts owed to it.

Liquidity and valuation — There may be little trading in the secondary market for particular debt securities, which may affect adversely the fund’s ability to value accurately or dispose of such debt securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of debt securities.

The investment adviser attempts to reduce the risks described above through diversification of the fund’s portfolio and by credit analysis of each issuer, as well as by monitoring broad economic trends and corporate and legislative developments, but there can be no assurance that it will be successful in doing so.

Credit ratings for debt securities provided by rating agencies reflect an evaluation of the safety of principal and interest payments, not market value risk. The rating of an issuer is a rating agency’s view of past and future potential developments related to the issuer and may not necessarily reflect actual outcomes. There can be a lag between the time of developments relating to an issuer and the time a rating is assigned and updated. The investment adviser considers these ratings of securities as one of many criteria in making its investment decisions.

Bond rating agencies may assign modifiers (such as +/–) to ratings categories to signify the relative position of a credit within the rating category. Investment policies that are based on ratings categories should be read to include any security within that category, without giving consideration to the modifier except where otherwise provided. See the Appendix for more information about credit ratings.

Securities with equity and debt characteristics — The fund may invest in securities that have a combination of equity and debt characteristics. These securities may at times behave more like equity than debt or vice versa. Some types of convertible bonds, preferred stocks or other preferred securities automatically convert into common stocks or other securities at a stated conversion ratio and some may be subject to redemption at the option of the issuer at a predetermined price. These securities, prior to conversion, may pay a fixed rate of interest or a dividend. Because convertible securities have both debt and equity characteristics, their values vary in response to many factors, including the values of the securities into which they are convertible, general market and economic conditions, and convertible market valuations, as well as changes in interest rates, credit spreads and the credit quality of the issuer.

These securities may include hybrid securities, which also have equity and debt characteristics. Such securities are normally at the bottom of an issuer’s debt capital structure. As such, they may be more sensitive to economic changes than more senior debt securities. These securities may also be viewed as more equity-like by the market when the issuer or its parent company experience financial problems.

The prices and yields of nonconvertible preferred securities or preferred stocks generally move with changes in interest rates and the issuer’s credit quality, similar to the factors affecting debt securities. Nonconvertible preferred securities will be treated as debt for fund investment limit purposes.

Investing outside the U.S. — Investing outside the United States may involve additional risks caused by, among other things, currency controls and fluctuating currency values; different accounting, auditing, financial reporting, disclosure, and regulatory and legal standards and practices; changing local, regional and global economic, political and social conditions; expropriation; changes in tax policy; greater market volatility; different securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. However, in the opinion of the investment adviser, investing outside the United States also can reduce certain portfolio risks due to greater diversification opportunities.

The risks described above may be heightened in connection with investments in developing and emerging countries. Many of these developing countries may be referred to as emerging countries. Although there is no universally accepted definition, the investment adviser generally considers a developing country as a country that is in the earlier stages of its industrialization cycle with a low per capita gross domestic product (“GDP”) and a low market capitalization to GDP ratio relative to those in the United States and the European Union. Historically, the markets of developing and emerging countries have been more volatile than the markets of developed countries. The fund may invest in securities of issuers in developing and emerging countries only to a limited extent.

Additional costs could be incurred in connection with the fund’s investment activities outside the United States. Brokerage commissions may be higher outside the United States, and the fund will bear certain expenses in connection with its currency transactions. Furthermore, increased custodian costs may be associated with maintaining assets in certain jurisdictions.

In determining the domicile of an issuer, the fund’s investment adviser will consider the domicile determination of a leading provider of global indexes, such as Morgan Stanley Capital International, and may also take into account such factors as where the company’s securities are listed and where the company is legally organized, maintains principal corporate offices and/or conducts its principal operations.

Currency transactions — The fund may enter into currency transactions to provide for the purchase or sale of a currency needed to purchase a security denominated in that currency

(often referred to as a spot or cover transaction). The fund may also enter into forward currency contracts to protect against changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Although forward contracts entered into by the fund will typically involve the purchase or sale of a currency against the U.S. dollar, the fund also may cross hedge and purchase or sell one currency against another currency (other than the U.S. dollar). The fund has no current intention to cross hedge one currency against another currency (other than the U.S. dollar).

Currency exchange rates generally are determined by forces of supply and demand in the foreign exchange markets and the relative merits of investment in different countries as viewed from an international perspective. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad.

Generally, the fund will not attempt to protect against all potential changes in exchange rates and the use of forward contracts does not eliminate the risk of fluctuations in the prices of the underlying securities. If the value of the underlying securities declines or the amount of the fund’s commitment increases because of changes in exchange rates, the fund may need to provide additional cash or securities to satisfy its commitment under the forward contract. The fund is also subject to the risk that it may be delayed or prevented from obtaining payments owed to it under the forward contract as a result of the insolvency or bankruptcy of the counterparty with which it entered into the forward contract or the failure of the counterparty to comply with the terms of the contract.

While entering into forward currency transactions could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain that may result from an increase in the value of the currency. Entering into forward currency transactions may change the fund’s exposure to currency exchange rates and could result in losses to the fund if currencies do not perform as expected by the fund’s investment adviser. For example, if the fund’s investment adviser increases the fund’s exposure to a foreign currency using forward contracts and that foreign currency’s value declines, the fund may incur a loss. The fund will segregate liquid assets that will be marked to market daily to meet its forward contract commitments to the extent required by the U.S. Securities and Exchange Commission.

Forward currency transactions also may affect the character and timing of income, gain, or loss recognized by the fund for U.S. tax purposes. The use of forward currency contracts could result in the application of the mark-to-market provisions of the Internal Revenue Code and may cause an increase (or decrease) in the amount of taxable dividends paid by the fund.

Obligations backed by the “full faith and credit” of the U.S. government — U.S. government obligations include the following types of securities:

U.S. Treasury securities — U.S. Treasury securities include direct obligations of the U.S. Treasury, such as Treasury bills, notes and bonds. For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government, and thus they are of high credit quality. Such securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, will be paid in full.

Federal agency securities — The securities of certain U.S. government agencies and government-sponsored entities are guaranteed as to the timely payment of principal and interest by the full faith and credit of the U.S. government. Such agencies and entities include The Federal Financing Bank (FFB), the Government National Mortgage Association (Ginnie Mae), the Veterans Administration (VA), the Federal Housing Administration (FHA), the Export-Import Bank (Exim Bank), the Overseas Private Investment Corporation (OPIC), the Commodity Credit Corporation (CCC) and the Small Business Administration (SBA).

Other federal agency obligations — Additional federal agency securities are neither direct obligations of, nor guaranteed by, the U.S. government. These obligations include securities issued by certain U.S. government agencies and government-sponsored entities. However, they generally involve some form of federal sponsorship: some operate under a government charter; some are backed by specific types of collateral; some are supported by the issuer’s right to borrow from the Treasury; and others are supported only by the credit of the issuing government agency or entity. These agencies and entities include, but are not limited to: Federal Home Loan Bank, Federal Home Loan Mortgage Corporation (Freddie Mac), Federal National Mortgage Association (Fannie Mae), Tennessee Valley Authority and Federal Farm Credit Bank System.

On September 7, 2008, Freddie Mac and Fannie Mae were placed into conservatorship by their new regulator, the Federal Housing Finance Agency (“FHFA”). Simultaneously, the U.S. Treasury made a commitment of indefinite duration to maintain the positive net worth of both firms. As conservator, the FHFA has the authority to repudiate any contract either firm has entered into prior to FHFA’s appointment as conservator (or receiver should either firm go into default) if the FHFA, in its sole discretion determines that performance of the contract is burdensome and repudiation would promote the orderly administration of Fannie Mae’s or Freddie Mac’s affairs. While the FHFA has indicated that it does not intend to repudiate the guaranty obligations of either entity, doing so could adversely affect holders of their mortgage-backed securities. For example, if a contract were repudiated, the liability for any direct compensatory damages would accrue to the entity’s conservatorship estate and could only be satisfied to the extent the estate had available assets. As a result, if interest payments on Fannie Mae or Freddie Mac mortgage-backed securities held by the fund were reduced because underlying borrowers failed to make payments or such payments were not advanced by a loan servicer, the fund’s only recourse might be against the conservatorship estate, which might not have sufficient assets to offset any shortfalls.

The FHFA, in its capacity as conservator, has the power to transfer or sell any asset or liability of Fannie Mae or Freddie Mac. The FHFA has indicated it has no current intention to do this; however, should it do so a holder of a Fannie Mae or Freddie Mac mortgage-backed security would have to rely on another party for satisfaction of the guaranty obligations and would be exposed to the credit risk of that party.

Certain rights provided to holders of mortgage-backed securities issued by Fannie Mae or Freddie Mac under their operative documents may not be enforceable against FHFA, or enforcement may be delayed during the course of the conservatorship or any future receivership. For example, the operative documents may provide that upon the occurrence of an event of default by Fannie Mae or Freddie Mac, holders of a requisite percentage of the mortgage-backed security may replace the entity as trustee. However, under the Federal Housing Finance Regulatory Reform Act of 2008, holders may not enforce this right if the event of default arises solely because a conservator or receiver has been appointed.

Pass-through securities —The fund may invest in various debt obligations backed by pools of mortgages or other assets including, but not limited to, loans on single family residences, home equity loans, mortgages on commercial buildings, credit card receivables and leases on airplanes or other equipment. Principal and interest payments made on the underlying asset pools backing these obligations are typically passed through to investors, net of any fees paid to any insurer or any guarantor of the securities. Pass-through securities may have either fixed or adjustable coupons. These securities include:

Mortgage-backed securities — These securities may be issued by U.S. government agencies and government-sponsored entities, such as Ginnie Mae, Fannie Mae and Freddie Mac, and by private entities. The payment of interest and principal on mortgage-backed obligations issued by U.S. government agencies may be guaranteed by the full faith and credit of the U.S. government (in the case of Ginnie Mae), or may be guaranteed by the issuer (in the case of Fannie Mae and Freddie Mac). However, these guarantees do not apply to the market prices and yields of these securities, which vary with changes in interest rates.

Mortgage-backed securities issued by private entities are structured similarly to those issued by U.S. government agencies. However, these securities and the underlying mortgages are not guaranteed by any government agencies. These securities generally are structured with one or more types of credit enhancements such as insurance or letters of credit issued by private companies. Mortgage-backed securities generally permit borrowers to prepay their underlying mortgages. Prepayments can alter the effective maturity of these instruments. In addition, delinquencies, losses or defaults by borrowers can adversely affect the prices and volatility of these securities. Such delinquencies and losses can be exacerbated by declining or flattening housing and property values. This, along with other outside pressures, such as bankruptcies and financial difficulties experienced by mortgage loan originators, decreased investor demand for mortgage loans and mortgage-related securities and increased investor demand for yield, can adversely affect the value and liquidity of mortgage-backed securities.

Collateralized mortgage obligations (CMOs) — CMOs are also backed by a pool of mortgages or mortgage loans, which are divided into two or more separate bond issues. CMOs issued by U.S. government agencies are backed by agency mortgages. Payments of principal and interest are passed through to each bond issue at varying schedules resulting in bonds with different coupons, effective maturities and sensitivities to interest rates. Some CMOs may be structured in a way that when interest rates change, the impact of changing prepayment rates on the effective maturities of certain issues of these securities is magnified. CMOs may be less liquid or may exhibit greater price volatility than other types of mortgage or asset-backed securities.

Commercial mortgage-backed securities — These securities are backed by mortgages on commercial property, such as hotels, office buildings, retail stores, hospitals and other commercial buildings. These securities may have a lower prepayment uncertainty than other mortgage-related securities because commercial mortgage loans generally prohibit or impose penalties on prepayments of principal. In addition, commercial mortgage-related securities often are structured with some form of credit enhancement to protect against potential losses on the underlying mortgage loans. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans, including the effects of local and other economic conditions on real estate markets, the ability of tenants to make rental payments and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid or exhibit greater price volatility than other types of mortgage or asset-backed securities.

Asset-backed securities — These securities are backed by other assets such as credit card, automobile or consumer loan receivables, retail installment loans or participations in pools of leases. Credit support for these securities may be based on the underlying assets and/or provided through credit enhancements by a third party. The values of these securities are sensitive to changes in the credit quality of the underlying collateral, the credit strength of the credit enhancement, changes in interest rates and at times the financial condition of the issuer. Some asset-backed securities also may receive prepayments that can change their effective maturities.

Real estate investment trusts — The fund may invest in securities issued by real estate investment trusts (REITs), which primarily invest in real estate or real estate-related loans. Equity REITs own real estate properties, while mortgage REITs hold construction, development and/or long-term mortgage loans. The values of REITs may be affected by changes in the value of the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, tax laws and regulatory requirements, such as those relating to the environment. Both types of REITs are dependent upon management skill and the cash flows generated by their holdings, the real estate market in general and the possibility of failing to qualify for any applicable pass-through tax treatment or failing to maintain any applicable exemptive status afforded under relevant laws.

Variable and floating rate obligations — The interest rates payable on certain securities in which the fund may invest may not be fixed but may fluctuate based upon changes in market rates or credit ratings. Variable and floating rate obligations bear coupon rates that are adjusted at designated intervals, based on the then current market rates of interest or credit ratings. The rate adjustment features tend to limit the extent to which the market value of the obligations will fluctuate.

Cash and cash equivalents — The fund may hold cash or invest in cash equivalents. Cash equivalents include (a) commercial paper (for example, short-term notes with maturities typically up to 12 months in length issued by corporations, governmental bodies or bank/corporation sponsored conduits (asset-backed commercial paper)), (b) short-term bank obligations (for example, certificates of deposit, bankers’ acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity)) or bank notes, (c) savings association and savings bank obligations (for example, bank notes and certificates of deposit issued by savings banks or savings associations), (d) securities of the U.S. government, its agencies or instrumentalities that mature, or may be redeemed, in one year or less, and (e) corporate bonds and notes that mature, or that may be redeemed, in one year or less.

Forward commitment, when issued and delayed delivery transactions — The fund may enter into commitments to purchase or sell securities at a future date. When the fund agrees to purchase such securities, it assumes the risk of any decline in value of the security from the date of the agreement. If the other party to such a transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity, or could experience a loss.

The fund will not use these transactions for the purpose of leveraging and will segregate liquid assets that will be marked to market daily in an amount sufficient to meet its payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent the fund’s aggregate commitments in connection with these transactions exceed its segregated assets, the fund temporarily could be in a leveraged position (because it may have an amount greater than its net assets subject to market risk). Should market values of the fund’s portfolio securities decline while the fund is in a leveraged position, greater depreciation of its net assets would likely occur than if it were not in such a position. The fund will not borrow money to settle these transactions and, therefore, will liquidate other portfolio securities in advance of settlement if necessary to generate additional cash to meet its obligations. After a transaction is entered into, the fund may still dispose of or renegotiate the transaction. Additionally, prior to receiving delivery of securities as part of a transaction, the fund may sell such securities.

The fund may also enter into reverse repurchase agreements and “roll” transactions. A reverse repurchase agreement involves the sale of a security by a fund and its agreement to repurchase the security at a specified time and price. A “roll” transaction involves the sale of mortgage-backed or other securities together with a commitment to purchase similar, but not identical, securities at a later date. The fund assumes the risk of price and yield fluctuations during the time of the commitment. The fund will segregate liquid assets that will be marked to market daily in an amount sufficient to meet its payment obligations under “roll” transactions and reverse repurchase agreements with broker-dealers (no collateral is required for reverse repurchase agreements with banks).

Repurchase agreements — The fund may enter into repurchase agreements under which the fund buys a security and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan by the fund that is collateralized by the security purchased. Repurchase agreements permit the fund to maintain liquidity and earn income over periods of time as short as overnight. The seller must maintain with the fund’s custodian collateral equal to at least 100% of the repurchase price, including accrued interest, as monitored daily by the investment adviser. The fund will only enter into repurchase agreements involving securities in which it could otherwise invest and with selected banks and securities dealers whose financial condition is monitored by the investment adviser. If the seller under the repurchase agreement defaults, the fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, realization of the collateral by the fund may be delayed or limited.

Restricted or illiquid securities — The fund may purchase securities subject to restrictions on resale. Restricted securities may only be sold pursuant to an exemption from registration under the Securities Act of 1933 (the “1933 Act”), or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. Difficulty in selling such securities may result in a loss to the fund or cause it to incur additional administrative costs.

Securities (including restricted securities) not actively traded will be considered illiquid unless they have been specifically determined to be liquid under procedures adopted by the fund’s board of trustees, taking into account factors such as the frequency and volume of trading, the commitment of dealers to make markets and the availability of qualified investors, all of which can change from time to time. The fund may incur certain additional costs in disposing of illiquid securities.

*     *     *     *     *     *

Portfolio turnover — Portfolio changes will be made without regard to the length of time particular investments may have been held. Short-term trading profits are not the fund’s objective, and changes in its investments are generally accomplished gradually, though short-term transactions may occasionally be made. High portfolio turnover may involve correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions. It may also result in the realization of net capital gains, which are taxable when distributed to shareholders, unless the shareholder is exempt from taxation or his or her account is tax-deferred.

Fixed-income securities are generally traded on a net basis and usually neither brokerage commissions nor transfer taxes are involved. Transaction costs are usually reflected in the spread between the bid and asked price.

The fund’s portfolio turnover rates for the fiscal years ended October 31, 2011 and 2010 were 47% and 42%, respectively. The portfolio turnover rate would equal 100% if each security in a fund’s portfolio were replaced once per year. See “Financial highlights” in the prospectus for the fund’s annual portfolio turnover rate for each of the last five fiscal years.

 Fund policies

All percentage limitations in the following fund policies are considered at the time securities are purchased and are based on the fund’s net assets unless otherwise indicated. None of the following policies involving a maximum percentage of assets will be considered violated unless the excess occurs immediately after, and is caused by, an acquisition by the fund. In managing the fund, the fund’s investment advisor may apply more restrictive policies than those listed below.

Fundamental policies — The fund has adopted the following policies, which may not be changed without approval by holders of a majority of its outstanding shares. Such majority is currently defined in the Investment Company Act of 1940, as amended (the “1940 Act”), as the vote of the lesser of (a) 67% or more of the voting securities present at a shareholder meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (b) more than 50% of the outstanding voting securities.

1.Except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the U.S. Securities and Exchange Commission (“SEC”), SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction, the fund may not:

a.Borrow money;

b.Issue senior securities;

c.Underwrite the securities of other issuers;

d.Purchase or sell real estate or commodities;

e.Make loans; or

f.Purchase the securities of any issuer if, as a result of such purchase, the fund’s investments would be concentrated in any particular industry.

2.The fund may not invest in companies for the purpose of exercising control or management.

Nonfundamental policies — The following policy may be changed without shareholder approval:

The fund may not acquire securities of open-end investment companies or unit investment trusts registered under the 1940 Act in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

Additional information about the fund’s policies — The information below is not part of the fund’s fundamental or nonfundamental policies. This information is intended to provide a summary of what is currently required or permitted by the 1940 Act and the rules and regulations thereunder, or by the interpretive guidance thereof by the SEC or SEC staff, for particular fundamental policies of the fund. Information is also provided regarding the fund’s current intention with respect to certain investment practices permitted by the 1940 Act.

For purposes of fundamental policy 1a, the fund may borrow money in amounts of up to 33⅓% of its total assets from banks for any purpose. Additionally, the fund may borrow up to 5% of its total assets from banks or other lenders for temporary purposes (a loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed).

For purposes of fundamental policy 1b, a senior security does not include any promissory note or evidence of indebtedness if such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the fund at the time the loan is made (a loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed). Further, to the extent the fund covers its commitments under certain types of agreements and transactions, including reverse repurchase agreements, mortgage-dollar-roll transactions, sale-buybacks, when-issued, delayed-delivery, or forward commitment transactions, and other similar trading practices, by segregating or earmarking liquid assets equal in value to the amount of the fund’s commitment, such agreement or transaction will not be considered a senior security by the fund.

For purposes of fundamental policy 1c, the policy will not apply to the fund to the extent the fund may be deemed an underwriter within the meaning of the 1933 Act in connection with the purchase and sale of fund portfolio securities in the ordinary course of pursuing its investment objectives and strategies.

For purposes of fundamental policy 1d, the fund may invest in securities or other instruments backed by real estate or commodities or securities of issuers engaged in the real estate business, including real estate investment trusts, or issuers engaged in business related to commodities. Further, the fund does not consider currency contracts or hybrid instruments to be commodities.

For purposes of fundamental policy 1e, the fund may not lend more than 33⅓% of its total assets, provided that this limitation shall not apply to the fund’s purchase of debt obligations.

For purposes of fundamental policy 1f, the fund may not invest 25% or more of its total assets in the securities of issuers in a particular industry. This policy does not apply to investments in securities of the U.S. Government, its agencies or Government Sponsored Enterprises or repurchase agreements with respect thereto.

The fund currently does not intend to engage in securities lending, purchase securities on margin, sell securities short or invest in puts, calls, straddles or spreads or combinations thereof.

 Management of the fund

Board of trustees and officers

“Independent” trustees1

The fund’s nominating and governance committee and board select independent trustees with a view toward constituting a board that, as a body, possesses the qualifications, skills, attributes and experience to appropriately oversee the actions of the fund’s service providers, decide upon matters of general policy and represent the long-term interests of fund shareholders. In doing so, they consider the qualifications, skills, attributes and experience of the current board members, with a view toward maintaining a board that is diverse in viewpoint, experience, education and skills.

The fund seeks independent trustees who have high ethical standards and the highest levels of integrity and commitment, who have inquiring and independent minds, mature judgment, good communication skills, and other complementary personal qualifications and skills that enable them to function effectively in the context of the fund’s board and committee structure and who have the ability and willingness to dedicate sufficient time to effectively fulfill their duties and responsibilities.

Each independent trustee has a significant record of accomplishments in governance, business, not-for-profit organizations, government service, academia, law, accounting or other professions. Although no single list could identify all experience upon which the fund’s independent trustees draw in connection with their service, the following table summarizes key experience for each independent trustee. These references to the qualifications, attributes and skills of the trustees are pursuant to the disclosure requirements of the SEC, and shall not be deemed to impose any greater responsibility or liability on any trustee or the board as a whole. Notwithstanding the accomplishments listed below, none of the independent trustees is considered an “expert” within the meaning of the federal securities laws with respect to information in the fund’s registration statement.

Name, age and position with fund (year first elected as a trustee2)	Principal occupation(s) during the past five years	Number of portfolios3 overseen by trustee	Other directorships4 held by trustee during the past five years	Other Relevant Experience
Joseph C. Berenato, 65 Trustee (2005)	Chairman, Ducommun Incorporated (aerospace components manufacturer); former CEO, Ducommun Incorporated (until 2009)	6	None

• Service as chief financial officer, aerospace components manufacturer

• Senior corporate management experience, corporate banking

• Service on trustee board for educational organization

• M.B.A., Finance and M.A., English

Robert J. Denison, 70 Trustee (2005)	Chair, First Security Management (private investment)	6	None

• Service as chief executive officer of international investment management firm

• Corporate board experience

• Service on advisory and trustee boards for charitable, educational and nonprofit organizations

• Adjunct professor, finance and accounting

• M.B.A.

Mary Anne Dolan, 64 Trustee (2010)	Founder and President, MAD Ink (communications company)	10	None	• Senior management and editorial experience with multiple newspaper publishers and news service organizations • Service as director of writers conference

Name, age and position with fund (year first elected as a trustee2)	Principal occupation(s) during the past five years	Number of portfolios3 overseen by trustee	Other directorships4 held by trustee during the past five years	Other Relevant Experience
R. Clark Hooper, 65 Trustee (2010)	Private investor; former President, Dumbarton Group LLC (securities industry consulting)	48	JPMorgan Value Opportunities Fund, Inc.; The Swiss Helvetia Fund, Inc.	• Senior regulatory and management experience, National Association of Securities Dealers (now FINRA) • Service on trustee boards for charitable, educational and nonprofit organizations
Koichi Itoh, 71 Trustee (2005)	Chairman, Itoh Building Co., Ltd. (building management)	6	None	• Senior management experience with multiple companies • Service on advisory and trustee boards for educational, charitable and nonprofit organizations
Merit E. Janow, 53 Chairman of the Board (Independent and Non-Executive) (2001)	Professor, Columbia University, School of International and Public Affairs; former Member, World Trade Organization Appellate Body	45	The NASDAQ Stock Market LLC; Trimble Navigation Limited

• Service with Office of the U.S. Trade Representative and U.S. Department of Justice

• Corporate board experience

• Service on advisory and trustee boards for charitable, educational and nonprofit organizations

• Experience as corporate lawyer

• J.D.

Name, age and position with fund (year first elected as a trustee2)	Principal occupation(s) during the past five years	Number of portfolios3 overseen by trustee	Other directorships4 held by trustee during the past five years	Other Relevant Experience
Leonade D. Jones, 64 Trustee (2010)	Retired	9	None

• Service as treasurer of a diversified media and education company

• Founder of e-commerce and educational loan exchange businesses

• Corporate board and investment advisory committee experience

• Service on advisory and trustee boards for charitable, educational, public and nonprofit organizations

• J.D., M.B.A.

Gail L. Neale, 76 Trustee (1987)	President, The Lovejoy Consulting Group, Inc. (a pro bono consulting group advising nonprofit organizations)	3	None

• Service as chief executive officer for international research institute

• Senior management experience for multiple research institutes

• Service on advisory and trustee boards for charitable, educational and nonprofit organizations

Name, age and position with fund (year first elected as a trustee2)	Principal occupation(s) during the past five years	Number of portfolios3 overseen by trustee	Other directorships4 held by trustee during the past five years	Other Relevant Experience
Robert J. O’Neill, Ph.D., 75 Trustee (1992)

Member of the Board of Directors, The Lowy Institute for International Policy Studies, Sydney, Australia; Fellow of the Australian Institute of International Affairs; former Chairman of Directors, Forty Seven Friends Pty Ltd (a not-for-profit supporting a local art and craft centre in Australia); former Chairman, Academic Advisory Committee, United States Studies Centre, University of Sydney; former Planning Director and acting CEO of the United States Studies Centre, University of Sydney; former Deputy Chairman of the Council and Chairman of the International Advisory Panel, Graduate School of Government, University of Sydney, Australia
		3	None

• Service as chief executive officer for strategic research institute

• Senior academic leadership positions for multiple universities

• Service on advisory and trustee boards for charitable, historical, educational, strategic research and nonprofit organizations

• Ph.D., Modern History

Stefanie Powers, 69 Trustee (1989-1996; 1997)	Actor, producer, author, entrepreneur; Co-founder and President of The William Holden Wildlife Foundation; conservation consultant to Land Rover and Jaguar North America; founder of The Jaguar Conservation Trust	3	None	• Service producing television and film projects and a line of apparel • Service on advisory and trustee boards for charitable and nonprofit organizations

Name, age and position with fund (year first elected as a trustee2)	Principal occupation(s) during the past five years	Number of portfolios3 overseen by trustee	Other directorships4 held by trustee during the past five years	Other Relevant Experience
Christopher E. Stone, 55 Trustee (2009)	Daniel and Florence Guggenheim Professor of the Practice of Criminal Justice, John F. Kennedy School of Government, Harvard University	6	None	• Service on advisory and trustee boards for charitable, international jurisprudence and nonprofit organizations • J.D. • M.Phil, criminology
Steadman Upham, Ph.D., 62 Trustee (2001)	President and Professor of Anthropology, The University of Tulsa	45	None	• Senior academic leadership positions for multiple universities • Service on advisory and trustee boards for educational and nonprofit organizations • Ph.D., anthropology

“Interested” trustees5,6

Interested trustees have similar qualifications, skills and attributes as the independent trustees. Interested trustees are senior executive officers of Capital Research and Management Company or its affiliates. This management role with the fund’s service providers also permits them to make a significant contribution to the fund’s board.

Name, age and position with fund (year first elected as a trustee/officer2)	Principal occupation(s) during the past five years and positions held with affiliated entities or the Principal Underwriter of the fund	Number of portfolios3 overseen by trustee	Other directorships4 held by trustee during the past five years
James B. Lovelace, 55 Vice Chairman of the Board (1992)	Senior Vice President – Capital Research Global Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.*	2	None
Joyce E. Gordon, 55 President and Trustee (1996)	Senior Vice President – Capital Research Global Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.*	2	None

Other officers6

Name, age and position with fund (year first elected as an officer2)	Principal occupation(s) during the past five years and positions held with affiliated entities or the Principal Underwriter of the fund
David A. Hoag, 46 Senior Vice President (2006)	Senior Vice President – Fixed Income, Capital Research and Management Company; Vice President, Capital Guardian Trust Company*
David M. Riley, 44 Senior Vice President (2006)	Senior Vice President – Capital Research Global Investors, Capital Research and Management Company
Michael J. Thawley, 61 Senior Vice President (2007)	Senior Vice President, Capital Research and Management Company; Senior Vice President and International Advisor, Capital Strategy Research, Inc.*; former Australian Ambassador to the United States
Bradley J. Vogt, 46 Senior Vice President (2010)

Director, Capital Research and Management Company; Chairman, Capital Research Company*; Senior Vice President – Capital Research Global Investors, Capital Research Company*; Director, American Funds Distributors, Inc.*

Name, age and position with fund (year first elected as an officer2)	Principal occupation(s) during the past five years and positions held with affiliated entities or the Principal Underwriter of the fund
Paul Flynn, 45 Vice President (2010)	Senior Vice President – Capital Research Global Investors, Capital Research Company*
M. Taylor Hinshaw, 38 Vice President (2010)	Vice President – Capital Research Global Investors, Capital Research Company*
Donald H. Rolfe, 39 Vice President (2008)	Vice President and Associate Counsel – Fund Business Management Group, Capital Research and Management Company
Kristian Stromsoe, 39 Vice President (2010)	Senior Vice President – Capital Research Global Investors, Capital Research Company*
Vincent P. Corti, 55 Secretary (1987)	Vice President – Fund Business Management Group, Capital Research and Management Company
Neal F. Wellons, 40 Treasurer (2008)	Vice President – Fund Business Management Group, Capital Research and Management Company
Tanya Schneider, 39 Assistant Secretary (2008)	Assistant Vice President – Fund Business Management Group, Capital Research and Management Company
Dori Laskin, 60 Assistant Treasurer (2010)	Vice President – Fund Business Management Group, Capital Research and Management Company
Jeffrey P. Regal, 40 Assistant Treasurer (2001)	Vice President – Fund Business Management Group, Capital Research and Management Company

*Company affiliated with Capital Research and Management Company.

1The term “independent” trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the 1940 Act.

2Includes service as a director or officer of the fund’s predecessor, Capital Income Builder, Inc., a Maryland corporation. Trustees and officers of the fund serve until their resignation, removal or retirement.

3Funds managed by Capital Research and Management Company, including the American Funds; American Funds Insurance Series®, which is composed of 18 funds and serves as the underlying investment vehicle for certain variable insurance contracts; and American Funds Target Date Retirement Series®, which is composed of 10 funds and is available through tax-deferred retirement plans and IRAs.

4This includes all directorships (other than those in the American Funds or other funds managed by Capital Research and Management Company) that are held by each trustee as a director or trustee of a public company or a registered investment company. Unless otherwise noted, all directorships are current.

5“Interested persons” of the fund within the meaning of the 1940 Act, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).

6All of the officers listed, with the exception of Paul Flynn and M. Taylor Hinshaw, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.

The address for all trustees and officers of the fund is 333 South Hope Street, 55th Floor, Los Angeles, California 90071, Attention: Secretary.

Fund shares owned by trustees as of December 31, 2010:

Name	Dollar range1 of fund shares owned	Aggregate dollar range1 of shares owned in all funds in the American Funds family overseen by trustee	Dollar range1,2 of independent trustees deferred compensation3 allocated to fund	Aggregate dollar range1,2 of independent trustees deferred compensation3 allocated to all funds within American Funds family overseen by trustee
“Independent” trustees
Joseph C. Berenato	$10,001 – $50,000	Over $100,000	$1 – $10,000	Over $100,000
Robert J. Denison	$10,001 – $50,000	Over $100,000	N/A	N/A
Mary Anne Dolan	Over $100,000	Over $100,000	N/A	N/A
R. Clark Hooper	$10,001 – $50,000	Over $100,000	N/A	Over $100,000
Koichi Itoh	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Merit E. Janow	Over $100,000	Over $100,000	N/A	N/A
Leonade D. Jones	$50,001 – $100,000	Over $100,000	Over $100,000	Over $100,000
Gail L. Neale	Over $100,000	Over $100,000	N/A	N/A
Robert J. O’Neill	None	None	N/A	N/A
Stefanie Powers	Over $100,000	Over $100,000	N/A	N/A
Christopher E. Stone	$10,001 – $50,000	Over $100,000	N/A	N/A
Steadman Upham	None	None	Over $100,000	Over $100,000

Name	Dollar range1 of fund shares owned	Aggregate dollar range1 of shares owned in all funds in the American Funds family overseen by trustee
“Interested” trustees
James B. Lovelace	Over $100,000	Over $100,000
Joyce E. Gordon	Over $100,000	Over $100,000

1Ownership disclosure is made using the following ranges: None; $1 – $10,000; $10,001 – $50,000; $50,001 – $100,000; and Over $100,000. The amounts listed for “interested” trustees include shares owned through The Capital Group Companies, Inc. retirement plan and 401(k) plan.

2N/A indicates that the listed individual, as of December 31, 2010, was not a trustee of a particular fund, did not allocate deferred compensation to the fund or did not participate in the deferred compensation plan.

3Eligible trustees may defer their compensation under a nonqualified deferred compensation plan. Deferred amounts accumulate at an earnings rate determined by the total return of one or more American Funds as designated by the trustee.

Trustee compensation — No compensation is paid by the fund to any officer or trustee who is a director, officer or employee of the investment adviser or its affiliates. The boards of funds advised by the investment adviser typically meet either individually or jointly with the boards of one or more other such funds with substantially overlapping board membership (in each case referred to as a “board cluster”). The fund typically pays each independent trustee an annual fee, which ranges from $13,125 to $21,700, based primarily on the total number of board clusters on which that independent trustee serves.

In addition, the fund generally pays independent trustees attendance and other fees for meetings of the board and its committees. Board and committee chairs receive additional fees for their services.

Independent trustees also receive attendance fees for certain special joint meetings and information sessions with directors and trustees of other groupings of funds advised by the investment adviser. The fund and the other funds served by each independent trustee each pay an equal portion of these attendance fees.

No pension or retirement benefits are accrued as part of fund expenses. Independent trustees may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for the fund. The fund also reimburses certain expenses of the independent trustees.

Trustee compensation earned during the fiscal year ended October 31, 2011:

Name	Aggregate compensation (including voluntarily deferred compensation1) from the fund	Total compensation (including voluntarily deferred compensation1) from all funds managed by Capital Research and Management Company or its affiliates2
Joseph C. Berenato3	$51,562	$330,188
Robert J. Denison	33,792	223,917
Mary Anne Dolan	32,875	347,805
R. Clark Hooper	34,653	383,462
Koichi Itoh3	35,792	232,750
Merit E. Janow	48,125	271,627
Leonade D. Jones3	33,793	333,792
Gail L. Neale	36,521	118,063
Robert J. O’Neill	44,333	130,500
Stefanie Powers	44,333	130,500
Christopher E. Stone	38,791	221,250
Steadman Upham3	33,401	219,460

1Amounts may be deferred by eligible trustees under a nonqualified deferred compensation plan adopted by the fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more American Funds as designated by the trustees. Compensation shown in this table for the fiscal year ended October 31, 2011 does not include earnings on amounts deferred in previous fiscal years. See footnote 3 to this table for more information.

2Funds managed by Capital Research and Management Company, including the American Funds; American Funds Insurance Series®, which is composed of 18 funds and serves as the underlying investment vehicle for certain variable insurance contracts; and American Funds Target Date Retirement Series®, which is composed of 10 funds and is available through tax-deferred retirement plans and IRAs.

3Since the deferred compensation plan’s adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) through the 2011 fiscal year for participating trustees is as follows: Joseph C. Berenato ($3,771), Koichi Itoh ($277,088), Leonade D. Jones ($52,416) and Steadman Upham ($476,106). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the trustees.

As of December 1, 2011, the officers and trustees of the fund and their families, as a group, owned beneficially or of record less than 1% of the outstanding shares of the fund.

Fund organization and the board of trustees — The fund, an open-end, diversified management investment company, was organized as a Maryland corporation on June 8, 1987 and was reorganized as a Delaware statutory trust on July 1, 2010. All fund operations are supervised by the fund’s board of trustees which meets periodically and performs duties required by applicable state and federal laws.

Delaware law charges trustees with the duty of managing the business affairs of the trust. Trustees are considered to be fiduciaries of the trust and owe duties of care and loyalty to the trust and its shareholders.

Independent board members are paid certain fees for services rendered to the fund as described above. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the fund.

The fund has several different classes of shares. Shares of each class represent an interest in the same investment portfolio. Each class has pro rata rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution expenses and may bear different transfer agent fees and other expenses properly attributable to the particular class as approved by the board of trustees and set forth in the fund’s rule 18f-3 Plan. Each class’ shareholders have exclusive voting rights with respect to the respective class’ rule 12b-1 plans adopted in connection with the distribution of shares and on other matters in which the interests of one class are different from interests in another class. Shares of all classes of the fund vote together on matters that affect all classes in substantially the same manner. Each class votes as a class on matters that affect that class alone. Note that 529 college savings plan account owners invested in Class 529 shares are not shareholders of the fund and, accordingly, do not have the rights of a shareholder, such as the right to vote proxies relating to fund shares. As the legal owner of the fund’s Class 529 shares, the Virginia College Savings PlanSM will vote any proxies relating to the fund’s Class 529 shares. In addition, the trustees have the authority to establish new series and classes of shares, and to split or combine outstanding shares into a greater or lesser number, without shareholder approval.

The fund does not hold annual meetings of shareholders. However, significant matters that require shareholder approval, such as certain elections of board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned.

The fund’s declaration of trust and by-laws, as well as separate indemnification agreements with independent trustees provide in effect that, subject to certain conditions, the fund will indemnify its officers and trustees against liabilities or expenses actually and reasonably incurred by them relating to their service to the fund. However, trustees are not protected from liability by reason of their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

Removal of trustees by shareholders — At any meeting of shareholders, duly called and at which a quorum is present, shareholders may, by the affirmative vote of the holders of two-thirds of the votes entitled to be cast, remove any trustee from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed trustees. In addition, the trustees of the fund will promptly call a meeting of shareholders for the purpose of voting upon the removal of any trustees when requested in writing to do so by the record holders of at least 10% of the outstanding shares.

Leadership structure — The board’s chair is currently an independent trustee who is not an “interested person” of the fund within the meaning of the 1940 Act. The board has determined that an independent chair facilitates oversight and enhances the effectiveness of the board. The independent chair’s duties include, without limitation, generally presiding at meetings of the board, approving board meeting schedules and agendas, leading meetings of the independent trustees in executive session, facilitating communication with committee chairs, and serving as the principal independent trustee contact for fund management and independent fund counsel.

Risk oversight — Day-to-day management of the fund, including risk management, is the responsibility of the fund’s contractual service providers, including the fund’s investment adviser, principal underwriter/distributor and transfer agent. Each of these entities is responsible for specific portions of the fund’s operations, including the processes and associated risks relating to the fund’s investments, integrity of cash movements, financial reporting, operations and compliance. The board of trustees oversees the service providers’ discharge of their responsibilities, including the processes they use to manage relevant risks. In that regard, the board receives reports regarding the operations of the fund’s service providers, including risks. For example, the board receives reports from investment professionals regarding risks related to the fund’s investments and trading. The board also receives compliance reports from the fund’s and the investment adviser’s chief compliance officers addressing certain areas of risk.

Committees of the fund’s board, as well as joint committees of independent board members of funds managed by Capital Research and Management Company, also explore risk management procedures in particular areas and then report back to the full board. For example, the fund’s audit committee oversees the processes and certain attendant risks relating to financial reporting, valuation of fund assets, and related controls. Similarly, a joint review and advisory committee oversees certain risk controls relating to the fund’s transfer agency services.

Not all risks that may affect the fund can be identified or processes and controls developed to eliminate or mitigate their effect. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the fund’s objectives. As a result of the foregoing and other factors, the ability of the fund’s service providers to eliminate or mitigate risks is subject to limitations.

Committees of the board of trustees — The fund has an audit committee comprised of Joseph C. Berenato, Leonade D. Jones, Robert J. O’Neill, Stefanie Powers and Christopher E. Stone, none of whom is an “interested person” of the fund within the meaning of the 1940 Act. The committee provides oversight regarding the fund’s accounting and financial reporting policies and practices, its internal controls and the internal controls of the fund’s principal service providers. The committee acts as a liaison between the fund’s independent registered public accounting firm and the full board of trustees. The audit committee held five meetings during the 2011 fiscal year.

The fund has a contracts committee comprised of Joseph C. Berenato, Robert J. Denison, Mary Anne Dolan, R. Clark Hooper, Koichi Itoh, Merit E. Janow, Leonade D. Jones, Gail L. Neale, Robert J. O’Neill, Stefanie Powers, Christopher E. Stone and Steadman Upham, none of whom is an “interested person” of the fund within the meaning of the 1940 Act. The committee’s principal function is to request, review and consider the information deemed necessary to evaluate the terms of certain agreements between the fund and its investment adviser or the investment adviser’s affiliates, such as the Investment Advisory and Service Agreement, Principal Underwriting Agreement, Administrative Services Agreement and Plans of Distribution adopted pursuant to rule 12b-1 under the 1940 Act, that the fund may enter into, renew or continue, and to make its recommendations to the full board of trustees on these matters. The contracts committee held one meeting during the 2011 fiscal year.

The fund has a nominating and governance committee comprised of Robert J. Denison, Mary Anne Dolan, R. Clark Hooper, Koichi Itoh, Gail L. Neale and Steadman Upham, none of whom is an “interested person” of the fund within the meaning of the 1940 Act. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. The committee also evaluates, selects and nominates independent trustee candidates to the full board of trustees. While the committee normally is able to identify from its own and other resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the fund, addressed to the fund’s secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the committee. The nominating and governance committee held two meetings during the 2011 fiscal year.

Proxy voting procedures and principles — The fund’s investment adviser, in consultation with the fund’s board, has adopted Proxy Voting Procedures and Principles (the “Principles”) with respect to voting proxies of securities held by the fund, other American Funds and American Funds Insurance Series. The complete text of these principles is available on the American Funds website at americanfunds.com. Proxies are voted by a committee of the appropriate equity investment division of the investment adviser under authority delegated by the funds’ boards. Therefore, if more than one fund invests in the same company, they may vote differently on the same proposal. In addition, the funds’ boards monitor the proxy voting process and generally provide guidance with respect to the Principles through a joint proxy committee of the American Funds.

The investment adviser seeks to vote all U.S. proxies; however, in certain circumstances it may be impracticable or impossible to do so. Proxies for companies outside the U.S. also are voted, provided there is sufficient time and information available. After a proxy statement is received, the investment adviser prepares a summary of the proposals contained in the proxy statement. A discussion of any potential conflicts of interest also is included in the summary. For proxies of securities managed by a particular investment division of the investment adviser, the initial voting recommendation is made by one or more of the division’s investment analysts familiar with the company and industry. A second recommendation is made by a proxy coordinator (an investment analyst with experience in corporate governance and proxy voting matters) within the appropriate investment division, based on knowledge of these Principles and familiarity with proxy-related issues. The proxy summary and voting recommendations are made available to the appropriate proxy voting committee for a final voting decision.

The analyst and proxy coordinator making voting recommendations are responsible for noting any potential material conflicts of interest. One example might be where a board member of one or more American Funds is also a board member of a company whose proxy is being voted. In such instances, proxy voting committee members are alerted to the potential conflict. The proxy voting committee may then elect to vote the proxy or seek a third-party recommendation or vote of an ad hoc group of committee members.

The Principles, which have been in effect in substantially their current form for many years, provide an important framework for analysis and decision-making by all funds. However, they are not exhaustive and do not address all potential issues. The Principles provide a certain amount of flexibility so that all relevant facts and circumstances can be considered in connection with every vote. As a result, each proxy received is voted on a case-by-case basis considering the specific circumstances of each proposal. The voting process reflects the funds’

understanding of the company’s business, its management and its relationship with shareholders over time.

Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year will be available on or about September 1 of each year (a) without charge, upon request by calling American Funds Service Company at 800/421-0180, (b) on the American Funds website and (c) on the SEC’s website at sec.gov.

The following summary sets forth the general positions of the American Funds, American Funds Insurance Series and the investment adviser on various proposals. A copy of the full Principles is available upon request, free of charge, by calling American Funds Service Company or visiting the American Funds website.

Director matters — The election of a company’s slate of nominees for director generally is supported. Votes may be withheld for some or all of the nominees if this is determined to be in the best interest of shareholders. Separation of the chairman and CEO positions also may be supported.

Governance provisions — Typically, proposals to declassify a board (elect all directors annually) are supported based on the belief that this increases the directors’ sense of accountability to shareholders. Proposals for cumulative voting generally are supported in order to promote management and board accountability and an opportunity for leadership change. Proposals designed to make director elections more meaningful, either by requiring a majority vote or by requiring any director receiving more withhold votes than affirmative votes to tender his or her resignation, generally are supported.

Shareholder rights — Proposals to repeal an existing poison pill generally are supported. (There may be certain circumstances, however, when a proxy voting committee of a fund or an investment division of the investment adviser believes that a company needs to maintain anti-takeover protection.) Proposals to eliminate the right of shareholders to act by written consent or to take away a shareholder’s right to call a special meeting typically are not supported.

Compensation and benefit plans — Option plans are complicated, and many factors are considered in evaluating a plan. Each plan is evaluated based on protecting shareholder interests and a knowledge of the company and its management. Considerations include the pricing (or repricing) of options awarded under the plan and the impact of dilution on existing shareholders from past and future equity awards. Compensation packages should be structured to attract, motivate and retain existing employees and qualified directors; however, they should not be excessive.

Routine matters — The ratification of auditors, procedural matters relating to the annual meeting and changes to company name are examples of items considered routine. Such items generally are voted in favor of management’s recommendations unless circumstances indicate otherwise.

Principal fund shareholders — The following table identifies those investors who own of record, or are known by the fund to own beneficially 5% or more of any class of its shares as of the opening of business on December 1, 2011. Unless otherwise indicated, the ownership percentages below represent ownership of record rather than beneficial ownership .

Name and address	Ownership	Ownership percentage
Edward D. Jones & Co. Omnibus Account Maryland Heights, MO	Record	Class A Class B Class 529-A Class 529-B	34.46% 21.76 19.72 12.25
First Clearing, LLC Custody Account St. Louis, MO	Record	Class A Class B Class C Class F-1 Class R-1	8.53 10.54 13.76 12.00 5.42
Pershing, LLC Jersey City, NJ	Record	Class A Class B Class C Class F-1 Class F-2	5.69 8.82 7.47 16.98 8.51
National Financial Services, LLC Omnibus Account New York, NY	Record	Class B Class F-1 Class F-2	5.78 10.97 7..42
Merrill Lynch Omnibus Account Jacksonville, FL	Record	Class B Class C Class F-2	5.44 13.63 16.09
Citigroup Global Markets, Inc. Omnibus Account New York, NY	Record	Class C Class F-1	9.79 7.99
Raymond James Omnibus Account St. Petersburg, FL	Record	Class C Class F-1	5.25 7.55
UBS WM USA Omnibus Account Jersey City, NJ	Record	Class F-1	13.75
Charles Schwab & Co., Inc. Custody Account San Francisco, CA	Record	Class F-1 Class R-5	8.49 12.67
Capital Group Private Client Services Account #1 Irvine, CA	Record	Class F-2	14.84
Capital Group Private Client Services Account #2 Irvine, CA	Record	Class F-2	8.36
TD Ameritrade, Inc. Omnibus Account Omaha, NE	Record	Class F-2	5.91
LPL Financial Omnibus Account San Diego, CA	Record	Class F-2	5.70
Forest Lawn Endowment & Special Care Funds Glendale, CA	Record	Class F-2	5.66
Mac & Co. Pittsburgh, PA	Record	Class F-2	5.16

Name and address	Ownership	Ownership percentage
Hartford Life Insurance Co. Separate Account 401K Plan Hartford, CT	Record Beneficial	Class R-1 Class R-3	49.57 15.44
The Capital Group Companies Retirement Plans Los Angeles, CA	Record Beneficial	Class R-5	25.51
Edward D. Jones & Co. Retirement Plan Norwood, MA	Record Beneficial	Class R-5	17.97
John Hancock Life Insurance Co. USA Omnibus Account Boston, MA	Record	Class R-5	8.78
Nationwide Trust Company Columbus, OH	Record	Class R-5	5.38
American Funds 2020 Target Date Retirement Fund Los Angeles, CA	Record	Class R-6	16.47
American Funds 2030 Target Date Retirement Fund Los Angeles, CA	Record	Class R-6	13.87
American Funds 2025 Target Date Retirement Fund Los Angeles, CA	Record	Class R-6	13.84
American Funds 2015 Target Date Retirement Fund Los Angeles, CA	Record	Class R-6	12.40
American Funds 2010 Target Date Retirement Fund Los Angeles, CA	Record	Class R-6	12.09
American Funds 2035 Target Date Retirement Fund Los Angeles, CA	Record	Class R-6	7.64
The Northern Trust Co. 401K Plan Chicago, IL	Record Beneficial	Class R-6	7.31

Unless otherwise noted, references in this statement of additional information to Class F shares, Class R shares or Class 529 shares refer to both F share classes, all R share classes or all 529 share classes, respectively.

Investment adviser — Capital Research and Management Company, the fund’s investment adviser, founded in 1931, maintains research facilities in the United States and abroad (Los Angeles, San Francisco, New York, Washington, D.C., London, Geneva, Hong Kong, Singapore and Tokyo). These facilities are staffed with experienced investment professionals. The investment adviser is located at 333 South Hope Street, Los Angeles, CA 90071 and 6455 Irvine Center Drive, Irvine, CA 92618. It is a wholly owned subsidiary of The Capital Group Companies, Inc., a holding company for several investment management subsidiaries. Capital Research and Management Company manages equity assets through two investment divisions, Capital World Investors and Capital Research Global Investors, and manages fixed-income assets through its Fixed Income division. Capital World Investors and Capital Research Global Investors make investment decisions on an independent basis.

The investment adviser has adopted policies and procedures that address issues that may arise as a result of an investment professional’s management of the fund and other funds and accounts. Potential issues could involve allocation of investment opportunities and trades among funds and accounts, use of information regarding the timing of fund trades, investment professional compensation and voting relating to portfolio securities. The investment adviser believes that its policies and procedures are reasonably designed to address these issues.

Compensation of investment professionals — As described in the prospectus, the investment adviser uses a system of multiple portfolio counselors in managing fund assets. In addition, Capital Research and Management Company’s investment analysts may make investment decisions with respect to a portion of a fund’s portfolio within their research coverage.

Portfolio counselors and investment analysts are paid competitive salaries by Capital Research and Management Company. In addition, they may receive bonuses based on their individual portfolio results. Investment professionals also may participate in profit-sharing plans. The relative mix of compensation represented by bonuses, salary and profit-sharing plans will vary depending on the individual’s portfolio results, contributions to the organization and other factors.

To encourage a long-term focus, bonuses based on investment results are calculated by comparing pretax total investment returns to relevant benchmarks over the most recent year, a four-year rolling average and an eight-year rolling average with greater weight placed on the four-year and eight-year rolling averages. For portfolio counselors, benchmarks may include measures of the marketplaces in which the fund invests and measures of the results of comparable mutual funds. For investment analysts, benchmarks may include relevant market measures and appropriate industry or sector indexes reflecting their areas of expertise. Capital Research and Management Company makes periodic subjective assessments of analysts’ contributions to the investment process and this is an element of their overall compensation. The investment results of each of the fund’s portfolio counselors may be measured against one or more benchmarks, depending on his or her investment focus, such as: a custom index of U.S., international and global funds that have an explicit income objective or focus; a custom index of higher yielding constituents from the MSCI US Index; a custom index of higher yielding constituents from the MSCI All Country World Index (ex US); Barclays Capital U.S. Government/Credit 1-7 Years ex. BBB Index; Lipper Short-Intermediate Investment Grade Debt Funds Average; Lipper Short-Intermediate U.S. Government Funds Average; total return of American Funds Money Market Fund; a custom index of higher yielding small and mid cap constituents from the MSCI US Index; and a custom index of higher yielding small and mid cap constituents from the MSCI All Country Europe Index. From time to time, Capital Research and Management Company may adjust or customize these benchmarks to better reflect the universe of comparably managed funds of competitive investment management firms.

Portfolio counselor fund holdings and other managed accounts — As described below, portfolio counselors may personally own shares of the fund. In addition, portfolio counselors may manage portions of other mutual funds or accounts advised by Capital Research and Management Company or its affiliates.

The following table reflects information as of October 31, 2011:

Portfolio counselor	Dollar range of fund shares owned1	Number of other registered investment companies (RICs) for which portfolio counselor is a manager (assets of RICs in billions)2		Number of other pooled investment vehicles (PIVs) for which portfolio counselor is a manager (assets of PIVs in billions)3	Number of other accounts for which portfolio counselor is a manager (assets of other accounts in billions)4
James B. Lovelace	Over $1,000,000	4	$ 88.9	None	None
Joyce E. Gordon	Over $1,000,000	3	$144.6	None	None
David A. Hoag	$500,001 – $1,000,000	5	$ 57.6	None	None
David M. Riley	$500,001 – $1,000,000	3	$ 73.1	None	None
Bradley J. Vogt	Over $1,000,000	2	$142.6	None	None
Kristian Stromsoe	$10,001 – $50,0005	1	$ 18.6	None	None
Timothy D. Armour	$500,001 – $1,000,000	1	$ 7.0	None	None
Winnie Kwan	$50,001 – $100,0005	None		None	None

1Ownership disclosure is made using the following ranges: None; $1 – $10,000; $10,001 – $50,000; $50,001 – $100,000; $100,001 – $500,000; $500,001 – $1,000,000; and Over $1,000,000. The amounts listed include shares owned through The Capital Group Companies, Inc. retirement plan and 401(k) plan.

2Indicates fund(s) where the portfolio counselor also has significant responsibilities for the day to day management of the fund(s). Assets noted are the total net assets of the registered investment companies and are not the total assets managed by the individual, which is a substantially lower amount. No fund has an advisory fee that is based on the performance of the fund.

3Represents funds advised or sub-advised by Capital Research and Management Company or its affiliates and sold outside the United States and/or fixed-income assets in institutional accounts managed by investment adviser subsidiaries of Capital Group International, Inc., an affiliate of Capital Research and Management Company. Assets noted are the total net assets of the funds or accounts and are not the total assets managed by the individual, which is a substantially lower amount. No fund or account has an advisory fee that is based on the performance of the fund or account.

4Reflects other professionally managed accounts held at companies affiliated with Capital Research and Management Company. Personal brokerage accounts of portfolio counselors and their families are not reflected.

5Tax considerations may adversely influence portfolio counselor’s ability to own shares of the fund.

Investment Advisory and Service Agreement — The Investment Advisory and Service Agreement (the “Agreement”) between the fund and the investment adviser will continue in effect until October 31, 2012, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (a) the board of trustees, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and (b) the vote of a majority of trustees who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement provides that the investment adviser has no liability to the fund for its acts or omissions in the performance of its obligations to the fund not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days’ written notice to the other party, and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act). In addition, the Agreement provides that the investment adviser may delegate all, or a portion of, its investment management responsibilities to one or more subsidiary advisers approved by the fund’s board, pursuant to an agreement between the investment adviser and such subsidiary. Any such subsidiary adviser will be paid solely by the investment adviser out of its fees.

In addition to providing investment advisory services, the investment adviser furnishes the services and pays the compensation and travel expenses of persons to perform the fund’s executive, administrative, clerical and bookkeeping functions, and provides suitable office space, necessary small office equipment and utilities, general purpose accounting forms, supplies and postage used at the fund’s offices. The fund pays all expenses not assumed by the investment adviser, including, but not limited to: custodian, stock transfer and dividend disbursing fees and expenses; shareholder recordkeeping and administrative expenses; costs of the designing, printing and mailing of reports, prospectuses, proxy statements and notices to its shareholders; taxes; expenses of the issuance and redemption of fund shares (including stock certificates, registration and qualification fees and expenses); expenses pursuant to the fund’s plans of distribution (described below); legal and auditing expenses; compensation, fees and expenses paid to independent trustees; association dues; costs of stationery and forms prepared exclusively for the fund; and costs of assembling and storing shareholder account data.

The management fee is based upon the daily net assets of the fund and monthly gross investment income. Gross investment income is determined in accordance with generally accepted accounting principles.

The management fee is based on the following annualized rates and daily net asset levels:

Net asset level

Rate	In excess of	Up to
0.24%	$0	$1,000,000,000
0.200	1,000,000,000	2,000,000,000
0.180	2,000,000,000	3,000,000,000
0.165	3,000,000,000	5,000,000,000
0.155	5,000,000,000	8,000,000,000
0.150	8,000,000,000	13,000,000,000
0.145	13,000,000,000	17,000,000,000
0.140	17,000,000,000	21,000,000,000
0.135	21,000,000,000	27,000,000,000
0.130	27,000,000,000	34,000,000,000

Rate	In excess of	Up to
0.125	34,000,000,000	44,000,000,000
0.120	44,000,000,000	55,000,000,000
0.117	55,000,000,000	71,000,000,000
0.114	71,000,000,000	89,000,000,000
0.112	89,000,000,000	115,000,000,000
0.110	115,000,000,000

The Agreement also provides for fees based on monthly gross investment income at the following annualized rates:

Monthly gross income

Rate	In excess of	Up to
3.00%	$0	$100,000,000
2.50	100,000,000

Assuming net assets of $30 billion and gross investment income levels of 3%, 4%, 5%, 6% and 7%, management fees would be 0.24%, 0.27%, 0.30%, 0.32% and 0.35%, respectively.

For the fiscal years ended October 31, 2011, 2010 and 2009, the investment adviser was entitled to receive from the fund management fees of $193,619,000, $191,725,000 and $190,754,000, respectively. After giving effect to the management fee waivers described below, the fund paid the investment adviser management fees of $187,488,000 (a reduction of $3,266,000) for the fiscal year ended October 31, 2009 .

For the period from September 1, 2004 through March 31, 2005, the investment adviser agreed to waive 5% of the management fees that it was otherwise entitled to receive under the Agreement. From April 1, 2005 through December 31, 2008, this waiver increased to 10% of the management fees that the investment adviser was otherwise entitled to receive. The waiver was discontinued effective January 1, 2009.

In addition, during the year ended October 31, 2009, the investment adviser waived the fees in excess of the rates provided in the November 1, 2009 amended investment advisory and service agreement.

Administrative services — The investment adviser and its affiliates provide certain administrative services for shareholders of the fund’s Class A, C, F, R and 529 shares. Services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders.

These services are provided pursuant to an Administrative Services Agreement (the “Administrative Agreement”) between the fund and the investment adviser relating to the fund’s Class A, C, F, R and 529 shares. The Administrative Agreement will continue in effect until October 31, 2012, unless sooner renewed or terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by the vote of a majority of the members of the fund’s board who are not parties to the Administrative Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The fund may terminate the Administrative Agreement at any time by vote of a majority of independent board members. The investment adviser has the right to terminate the Administrative Agreement upon 60 days’ written notice to the fund. The Administrative Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

Under the Administrative Agreement, the investment adviser receives an administrative services fee at the annual rate of 0.01% of the fund’s average daily net assets for Class A shares and 0.05% of the fund’s average daily net assets for Class C, F, R and 529 shares for administrative services provided to these share classes. Administrative services fees are paid monthly and accrued daily.

Prior to January 1, 2012, Class A shares were not subject to an administrative services fee and Class C, F, R and 529 shares were subject to an administrative services fee of up to 0.15% (0.10% for Class R-5 and 0.05% for Class R-6) based on each share classes’ respective average daily net assets. The investment adviser used a portion of the administrative services fee paid on Class C, F, R and 529 shares to compensate third parties for transfer agent services provided to shareholder accounts on behalf of the fund. Of the remainder, the investment adviser retained no more than 0.05% of the average daily net assets for each applicable share class for the administrative services it provided.

Prior to January 1, 2012, the administrative services fee also included compensation for transfer agent and shareholder services provided to fund shareholders in each applicable share class. In addition to making administrative service fee payments to unaffiliated third parties, the investment adviser made payments from the administrative services fee to American Funds Service Company according to a fee schedule, based principally on the number of accounts serviced, contained in a Shareholder Services Agreement between the fund and American Funds Service Company. A portion of the fees paid to American Funds Service Company for transfer agent services was also paid directly from the relevant share class.

During the 2011 fiscal year, administrative services fees, gross of any payments made by the investment adviser, were:

Administrative services fee
Class C	$12,149,000
Class F-1	3,782,000
Class F-2	2,064,000
Class 529-A	1,680,000
Class 529-B	152,000
Class 529-C	641,000
Class 529-E	64,000
Class 529-F-1	47,000
Class R-1	229,000
Class R-2	2,877,000
Class R-3	1,901,000
Class R-4	582,000
Class R-5	434,000
Class R-6	307,000

Principal Underwriter and plans of distribution — American Funds Distributors, Inc. (the “Principal Underwriter”) is the principal underwriter of the fund’s shares. The Principal Underwriter is located at 333 South Hope Street, Los Angeles, CA 90071; 6455 Irvine Center Drive, Irvine, CA 92618; 3500 Wiseman Boulevard, San Antonio, TX 78251 and 12811 North Meridian Street, Carmel, IN 46032.

The Principal Underwriter receives revenues relating to sales of the fund’s shares, as follows:

•
For Class A and 529-A shares, the Principal Underwriter receives commission revenue consisting of the balance of the Class A and 529-A sales charge remaining after the allowances by the Principal Underwriter to investment dealers.

•
For Class B and 529-B shares sold prior to April 21, 2009, the Principal Underwriter sold its rights to the 0.75% distribution-related portion of the 12b-1 fees paid by the fund, as well as any contingent deferred sales charges, to a third party. The Principal Underwriter compensated investment dealers for sales of Class B and 529-B shares out of the proceeds of this sale and kept any amounts remaining after this compensation was paid.

•	For Class C and 529-C shares, the Principal Underwriter receives any contingent deferred sales charges that apply during the first year after purchase.

In addition, the fund reimburses the Principal Underwriter for advancing immediate service fees to qualified dealers and advisers upon the sale of Class C and 529-C shares. The fund also reimbursed the Principal Underwriter for advancing immediate service fees to qualified dealers on sales of Class B and 529-B shares prior to April 21, 2009. The fund also reimburses the Principal Underwriter for service fees (and, in the case of Class 529-E shares, commissions) paid on a quarterly basis to intermediaries, such as qualified dealers or financial advisers, in connection with investments in Class F-1, 529-F-1, 529-E, R-1, R-2, R-3 and R-4 shares.

To the extent the fund serves as an underlying investment for certain variable annuity products, the Principal Underwriter may receive compensation from the variable annuity’s sponsoring insurance company. These payments generally cover expenses associated with the education and training efforts that the Principal Underwriter provides to the insurance company’s sales force.

Commissions, revenue or service fees retained by the Principal Underwriter after allowances or compensation to dealers were:

	Fiscal year	Commissions, revenue or fees retained	Allowance or compensation to dealers
Class A	2011	$17,429,000	$79,605,000
	2010	21,111,000	97,117,000
	2009	20,083,000	91,146,000
Class B	2011	N/A	N/A
	2010	69,000	—
	2009	663,000	3,614,000
Class C	2011	1,641,000	5,187,000
	2010	733,000	6,678,000
	2009	3,583,000	6,240,000
Class 529-A	2011	1,084,000	5,141,000
	2010	1,066,000	5,135,000
	2009	912,000	4,393,000
Class 529-B	2011	N/A	N/A
	2010	5,000	—
	2009	48,000	257,000
Class 529-C	2011	20,000	728,000
	2010	25,000	726,000
	2009	83,000	668,000

Plans of distribution — The fund has adopted plans of distribution (the “Plans”) pursuant to rule 12b-1 under the 1940 Act. The Plans permit the fund to expend amounts to finance any activity primarily intended to result in the sale of fund shares, provided the fund’s board of trustees has approved the category of expenses for which payment is being made.

Each Plan is specific to a particular share class of the fund. As the fund has not adopted a Plan for Class F-2, Class R-5 or Class R-6, no 12b-1 fees are paid from Class F-2, Class R-5 or Class R-6 share assets and the following disclosure is not applicable to these share classes.

Payments under the Plans may be made for service-related and/or distribution-related expenses. Service-related expenses include paying service fees to qualified dealers. Distribution-related expenses include commissions paid to qualified dealers. The amounts actually paid under the Plans for the past fiscal year, expressed as a percentage of the fund’s average daily net assets attributable to the applicable share class, are disclosed in the prospectus under “Fees and expenses of the fund.” Further information regarding the amounts available under each Plan is in the “Plans of Distribution” section of the prospectus.

Following is a brief description of the Plans:

Class A and 529-A — For Class A and 529-A shares, up to 0.25% of the fund’s average daily net assets attributable to such shares is reimbursed to the Principal Underwriter for paying service-related expenses, and the balance available under the applicable Plan may be paid to the Principal Underwriter for distribution-related expenses. The fund may annually expend up to 0.30% for Class A shares and up to 0.50% for Class 529-A shares under the applicable Plan.

Distribution-related expenses for Class A and 529-A shares include dealer commissions and wholesaler compensation paid on sales of shares of $1 million or more purchased without a sales charge. Commissions on these “no load” purchases (which are described in further detail under the “Sales Charges” section of this statement of additional information) in excess of the Class A and 529-A Plan limitations and not reimbursed to the Principal Underwriter during the most recent fiscal quarter are recoverable for five quarters, provided that the reimbursement of such commissions does not cause the fund to exceed the annual expense limit. After five quarters, these commissions are not recoverable.

Class B and 529-B — The Plans for Class B and 529-B shares provide for payments to the Principal Underwriter of up to 0.25% of the fund’s average daily net assets attributable to such shares for paying service-related expenses and 0.75% for distribution-related expenses, which include the financing of commissions paid to qualified dealers.

Other share classes (Class C, 529-C, F-1, 529-F-1, 529-E, R-1, R-2, R-3 and R-4) — The Plans for each of the other share classes that have adopted Plans provide for payments to the Principal Underwriter for paying service-related and distribution-related expenses of up to the following amounts of the fund’s average daily net assets attributable to such shares:

Share class	Service related payments1	Distribution related payments1	Total allowable under the Plans2
Class C	0.25%	0.75%	1.00%
Class 529-C	0.25	0.75	1.00
Class F-1	0.25	—	0.50
Class 529-F-1	0.25	—	0.50
Class 529-E	0.25	0.25	0.75
Class R-1	0.25	0.75	1.00
Class R-2	0.25	0.50	1.00
Class R-3	0.25	0.25	0.75
Class R-4	0.25	—	0.50

1	Amounts in these columns represent the amounts approved by the board of trustees under the applicable Plan.

2	The fund may annually expend the amounts set forth in this column under the current Plans with the approval of the board of trustees.

During the 2011 fiscal year, 12b-1 expenses accrued and paid, and if applicable, unpaid, were:

	12b-1 expenses	12b-1 unpaid liability outstanding
Class A	$136,908,000	$14,834,000
Class B	26,071,000	2,045,000
Class C	78,211,000	8,764,000
Class F-1	7,218,000	860,000
Class 529-A	3,359,000	416,000
Class 529-B	1,272,000	117,000
Class 529-C	5,560,000	753,000
Class 529-E	347,000	48,000
Class 529-F-1	—	—
Class R-1	1,508,000	225,000
Class R-2	5,302,000	816,000
Class R-3	4,553,000	668,000
Class R-4	981,000	147,000

Approval of the Plans — As required by rule 12b-1 and the 1940 Act, the Plans (together with the Principal Underwriting Agreement) have been approved by the full board of trustees and separately by a majority of the independent trustees of the fund who have no direct or indirect financial interest in the operation of the Plans or the Principal Underwriting Agreement. In addition, the selection and nomination of independent trustees of the fund are committed to the discretion of the independent trustees during the existence of the Plans.

Potential benefits of the Plans to the fund include quality shareholder services, savings to the fund in transfer agency costs, and benefits to the investment process from growth or stability of assets. The Plans may not be amended to materially increase the amount spent for distribution without shareholder approval. Plan expenses are reviewed quarterly by the board of trustees and the Plans must be renewed annually by the board of trustees.

A portion of the fund’s 12b-1 expense is paid to financial advisers to compensate them for providing ongoing services. If you have questions regarding your investment in the fund or need assistance with your account, please contact your financial adviser. If you need a financial adviser, please call American Funds Distributors at (800) 421-4120 for assistance.

Fee to Virginia College Savings Plan — With respect to Class 529 shares, as compensation for its oversight and administration, Virginia College Savings Plan receives a quarterly fee accrued daily and calculated at the annual rate of 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds, 0.09% on net assets between $30 billion and $60 billion, 0.08% on net assets between $60 billion and $90 billion, 0.07% on net assets between $90 billion and $120 billion, and 0.06% on net assets between $120 billion and $150 billion. The fee for any given calendar quarter is accrued and calculated on the basis of average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter.

Other compensation to dealers — As of July 2011, the top dealers (or their affiliates) that American Funds Distributors anticipates will receive additional compensation (as described in the prospectus) include:

AXA Advisors, LLC
Cadaret, Grant & Co., Inc.
Cambridge Investment Research, Inc.
Cetera Financial Group
Financial Network Investment Corporation
Guaranty Brokerage Services, Inc.
Multi-Financial Securities Corporation
Primevest Financial Services, Inc.
Commonwealth Financial Network
D.A. Davidson & Co.
Edward Jones
Genworth Financial Securities Corporation
H. Beck, Inc.
Hefren-Tillotson, Inc.
HTK / Janney Montgomery Group
Hornor, Townsend & Kent, Inc.
Janney Montgomery Scott LLC
ING Group
ING Financial Advisers, LLC
ING Financial Partners, Inc.
Transamerica Financial Advisors, Inc.
J. J. B. Hilliard, W. L. Lyons, LLC
J.P. Morgan Chase Banc One
Chase Investment Services Corp.
J.P. Morgan Securities Inc.
Lincoln Network
Lincoln Financial Advisors Corporation
Lincoln Financial Securities Corporation
LPL Group
LPL Financial Corporation
Uvest Investment Services
Merrill Lynch Banc of America
Banc of America Securities LLC
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Metlife Enterprises
Metlife Securities Inc.
New England Securities
Tower Square Securities, Inc.
Walnut Street Securities, Inc.
MML Investors Services, Inc.
Morgan Keegan & Company, Inc.
Morgan Stanley Smith Barney LLC
National Planning Holdings Inc.
Invest Financial Corporation
Investment Centers of America, Inc.
National Planning Corporation
SII Investments, Inc.

NFP Securities, Inc.
Northwestern Mutual Investment Services, LLC
Park Avenue Securities LLC
PFS Investments Inc.
PNC Network
PNC Investments LLC
Raymond James Group
Raymond James & Associates, Inc.
Raymond James Financial Services Inc.
RBC Capital Markets Corporation
Robert W. Baird & Co. Incorporated
Stifel, Nicolaus & Company, Incorporated
SunTrust Investment Services, Inc.
The Advisor Group
FSC Securities Corporation
Royal Alliance Associates, Inc.
SagePoint Financial, Inc.
U.S. Bancorp Investments, Inc.
UBS Financial Services Inc.
Wells Fargo Network
First Clearing LLC
H.D. Vest Investment Securities, Inc.
Wells Fargo Advisors Financial Network, LLC
Wells Fargo Advisors Investment Services Group
Wells Fargo Advisors Latin American Channel
Wells Fargo Advisors Private Client Group
Wells Fargo Investments, LLC

 Execution of portfolio transactions

The investment adviser places orders with broker-dealers for the fund’s portfolio transactions. Purchases and sales of equity securities on a securities exchange or an over-the-counter market are effected through broker-dealers who receive commissions for their services. Generally, commissions relating to securities traded on foreign exchanges will be higher than commissions relating to securities traded on U.S. exchanges and may not be subject to negotiation. Equity securities may also be purchased from underwriters at prices that include underwriting fees. Purchases and sales of fixed-income securities are generally made with an issuer or a primary market-maker acting as principal with no stated brokerage commission. The price paid to an underwriter for fixed-income securities includes underwriting fees. Prices for fixed-income securities in secondary trades usually include undisclosed compensation to the market-maker reflecting the spread between the bid and ask prices for the securities.

In selecting broker-dealers, the investment adviser strives to obtain “best execution” (the most favorable total price reasonably attainable under the circumstances) for the fund’s portfolio transactions, taking into account a variety of factors. These factors include the size and type of transaction, the nature and character of the markets for the security to be purchased or sold, the cost, quality and reliability of the executions and the broker-dealer’s ability to offer liquidity and anonymity. The investment adviser considers these factors, which involve qualitative judgments, when selecting broker-dealers and execution venues for fund portfolio transactions. The investment adviser views best execution as a process that should be evaluated over time as part of an overall relationship with particular broker-dealer firms rather than on a trade-by-trade basis. The fund does not consider the investment adviser as having an obligation to obtain the lowest commission rate available for a portfolio transaction to the exclusion of price, service and qualitative considerations.

The investment adviser may execute portfolio transactions with broker-dealers who provide certain brokerage and/or investment research services to it, but only when in the investment adviser’s judgment the broker-dealer is capable of providing best execution for that transaction. The receipt of these services permits the investment adviser to supplement its own research and analysis and makes available the views of, and information from, individuals and the research staffs of other firms. Such views and information may be provided in the form of written reports, telephone contacts and meetings with securities analysts. These services may include, among other things, reports and other communications with respect to individual companies, industries, countries and regions, economic, political and legal developments, as well as scheduling meetings with corporate executives and seminars and conferences related to relevant subject matters. The investment adviser considers these services to be supplemental to its own internal research efforts and therefore the receipt of investment research from broker-dealers does not tend to reduce the expenses involved in the investment adviser’s research efforts. If broker-dealers were to discontinue providing such services it is unlikely the investment adviser would attempt to replicate them on its own, in part because they would then no longer provide an independent, supplemental viewpoint. Nonetheless, if it were to attempt to do so, the investment adviser would incur substantial additional costs. Research services that the investment adviser receives from broker-dealers may be used by the investment adviser in servicing the fund and other funds and accounts that it advises; however, not all such services will necessarily benefit the fund.

The investment adviser may pay commissions in excess of what other broker-dealers might have charged - including on an execution-only basis - for certain portfolio transactions in recognition of brokerage and/or investment research services provided by a broker-dealer. In this regard, the investment adviser has adopted a brokerage allocation procedure consistent with the requirements of Section 28(e) of the U.S. Securities Exchange Act of 1934. Section 28(e) permits an investment adviser to cause an account to pay a higher commission to a broker-dealer that provides certain brokerage and/or investment research services to the investment adviser, if the investment adviser makes a good faith determination that such commissions are reasonable in relation to the value of the services provided by such broker-dealer to the investment adviser in terms of that particular transaction or the investment adviser’s overall responsibility to the fund and other accounts that it advises. Certain brokerage and/or investment research services may not necessarily benefit all accounts paying commissions to each such broker-dealer; therefore, the investment adviser assesses the reasonableness of commissions in light of the total brokerage and investment research services provided by each particular broker-dealer.

In accordance with its internal brokerage allocation procedure, each equity investment division of the investment adviser periodically assesses the brokerage and investment research services provided by each broker-dealer from which it receives such services. Using its judgment, each equity investment division of the investment adviser then creates lists with suggested levels of commissions for particular broker-dealers and provides those lists to its trading desks. Neither the investment adviser nor the fund incurs any obligation to any broker-dealer to pay for research by generating trading commissions. The actual level of business received by any broker-dealer may be less than the suggested level of commissions and can, and often does, exceed the suggested level in the normal course of business. As part of its ongoing relationships with broker-dealers, the investment adviser routinely meets with firms, typically at the firm’s request, to discuss the level and quality of the brokerage and research services provided, as well as the perceived value and cost of such services. In valuing the brokerage and investment research services the investment adviser receives from broker-dealers in connection with its good faith determination of reasonableness, the investment adviser does not attribute a dollar value to such services, but rather takes various factors into consideration, including the quantity, quality and usefulness of the services to the investment adviser.

The investment adviser seeks, on an ongoing basis, to determine what the reasonable levels of commission rates are in the marketplace. The investment adviser takes various considerations into account when evaluating such reasonableness, including, (a) rates quoted by broker-dealers, (b) the size of a particular transaction in terms of the number of shares and dollar amount, (c) the complexity of a particular transaction, (d) the nature and character of the markets on which a particular trade takes place, (e) the ability of a broker-dealer to provide anonymity while executing trades, (f) the ability of a broker-dealer to execute large trades while minimizing market impact, (g) the extent to which a broker-dealer has put its own capital at risk, (h) the level and type of business done with a particular broker-dealer over a period of time, (i) historical commission rates, and (j) commission rates that other institutional investors are paying.

When executing portfolio transactions in the same equity security for the funds and accounts, or portions of funds and accounts, over which the investment adviser, through its equity investment divisions, has investment discretion, each of the investment divisions will normally aggregate its respective purchases or sales and execute them as part of the same transaction or series of transactions. When executing portfolio transactions in the same fixed-income security for the fund and the other funds or accounts over which it or one of its affiliated companies has investment discretion, the investment adviser will normally aggregate such purchases or sales and execute them as part of the same transaction or series of transactions. The objective of aggregating purchases and sales of a security is to allocate executions in an equitable manner among the funds and other accounts that have concurrently authorized a transaction in such security.

The investment adviser may place orders for the fund’s portfolio transactions with broker-dealers who have sold shares of the funds managed by the investment adviser or its affiliated companies; however, it does not consider whether a broker-dealer has sold shares of the funds managed by the investment adviser or its affiliated companies when placing any such orders for the fund’s portfolio transactions.

Forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers. The cost to the fund of engaging in such contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because such contracts are entered into on a principal basis, their prices usually include undisclosed compensation to the market maker reflecting the spread between the bid and ask prices for the contracts. The fund may incur additional fees in connection with the purchase or sale of certain contracts.

Brokerage commissions paid on portfolio transactions for the fiscal years ended October 31, 2011, 2010 and 2009 amounted to $33,545,000, $40,640,000 and $32,856,000, respectively. The volume of trading activity decreased during the fiscal year ended October 31, 2011 as compared to the fiscal year ended October 31, 2010, resulting in a decrease in brokerage commissions paid on portfolio transactions. The volume of trading activity increased during the fiscal year ended October 31, 2010 as compared to the fiscal year ended October 31, 2009, resulting in an increase in brokerage commissions paid on portfolio transactions.

The fund is required to disclose information regarding investments in the securities of its “regular” broker-dealers (or parent companies of its regular broker-dealers) that derive more than 15% of their revenue from broker-dealer, underwriter or investment adviser activities. A regular broker-dealer is (a) one of the 10 broker-dealers that received from the fund the largest amount of brokerage commissions by participating, directly or indirectly, in the fund’s portfolio transactions during the fund’s most recently completed fiscal year; (b) one of the 10 broker-dealers that engaged as principal in the largest dollar amount of portfolio transactions of the fund during the fund’s most recently completed fiscal year; or (c) one of the 10 broker-dealers that sold the largest amount of securities of the fund during the fund’s most recently completed fiscal year.

At the end of the fund’s most recently completed fiscal year, the fund’s regular broker-dealers included Citigroup Global Markets Inc., Credit Suisse Group, Deutsche Bank AG, Goldman Sachs & Co., Morgan Stanley and UBS AG. As of the fund’s most recently completed fiscal year, the fund held equity securities of Credit Suisse Group AG in the amount of $99,681,000 and Deutsche Bank AG in the amount $81,110,000. The fund held debt securities of Citigroup, Inc. in the amount of $130,380,000, Goldman Sachs Group, Inc. in the amount of $155,624,000, Morgan Stanley in the amount of $82,728,000 and UBS AG in the amount of $32,709,000.

 Disclosure of portfolio holdings

The fund’s investment adviser, on behalf of the fund, has adopted policies and procedures with respect to the disclosure of information about fund portfolio securities. These policies and procedures have been reviewed by the fund’s board of trustees and compliance will be periodically assessed by the board in connection with reporting from the fund’s Chief Compliance Officer.

Under these policies and procedures, the fund’s complete list of portfolio holdings available for public disclosure, dated as of the end of each calendar quarter, is permitted to be posted on the American Funds website no earlier than the tenth day after such calendar quarter. In practice, the public portfolio typically is posted on the website within 30 days after the end of the calendar quarter. In addition, the fund’s list of top 10 equity portfolio holdings measured by percentage of net assets invested, dated as of the end of each calendar month, is permitted to be posted on the American Funds website no earlier than the tenth day after such month. Such portfolio holdings information may then be disclosed to any person pursuant to an ongoing arrangement to disclose portfolio holdings information to such person no earlier than one day after the day on which the information is posted on the American Funds website. The fund’s custodian, outside counsel and auditor, each of which requires portfolio holdings information for legitimate business and fund oversight purposes, may receive the information earlier.

Affiliated persons of the fund, including officers of the fund and employees of the investment adviser and its affiliates, who receive portfolio holdings information are subject to restrictions and limitations on the use and handling of such information pursuant to applicable codes of ethics, including requirements not to trade in securities based on confidential and proprietary investment information, to maintain the confidentiality of such information, and to preclear securities trades and report securities transactions activity, as applicable. For more information on these restrictions and limitations, please see the “Code of Ethics” section in this statement of additional information and the Code of Ethics. Third party service providers of the fund, as described in this statement of additional information, receiving such information are subject to confidentiality obligations. When portfolio holdings information is disclosed other than through the American Funds website to persons not affiliated with the fund (which, as described above, would typically occur no earlier than one day after the day on which the information is posted on the American Funds website), such persons will be bound by agreements (including confidentiality agreements) or fiduciary obligations that restrict and limit their use of the information to legitimate business uses only. Neither the fund nor its investment adviser or any affiliate thereof receives compensation or other consideration in connection with the disclosure of information about portfolio securities.

Subject to board policies, the authority to disclose a fund’s portfolio holdings, and to establish policies with respect to such disclosure, resides with the appropriate investment-related committees of the fund’s investment adviser. In exercising their authority, the committees determine whether disclosure of information about the fund’s portfolio securities is appropriate and in the best interest of fund shareholders. The investment adviser has implemented policies and procedures to address conflicts of interest that may arise from the disclosure of fund holdings. For example, the investment adviser’s code of ethics specifically requires, among other things, the safeguarding of information about fund holdings and contains prohibitions designed to prevent the personal use of confidential, proprietary investment information in a way that would conflict with fund transactions. In addition, the investment adviser believes that its current policy of not selling portfolio holdings information and not disclosing such information to unaffiliated third parties until such holdings have been made public on the American Funds website (other than to certain fund service providers for legitimate business and fund oversight purposes) helps reduce potential conflicts of interest between fund shareholders and the investment adviser and its affiliates.

 Price of shares

Shares are purchased at the offering price or sold at the net asset value price next determined after the purchase or sell order is received by the fund or the Transfer Agent provided that your request contains all information and legal documentation necessary to process the transaction. The Transfer Agent may accept written orders for the sale of fund shares on a future date. These orders are subject to the Transfer Agent’s policies, which generally allow shareholders to provide a written request to sell shares at the net asset value on a specified date no more than five business days after receipt of the order by the Transfer Agent. Any request to sell shares on a future date will be rejected if the request is not in writing, if the requested transaction date is more than five business days after the Transfer Agent receives the request or if the request does not contain all information and legal documentation necessary to process the transaction.

The offering or net asset value price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers or their authorized designees, accepted by the Principal Underwriter, the Transfer Agent, a dealer or any of their designees. In the case of orders sent directly to the fund or the Transfer Agent, an investment dealer should be indicated. The dealer is responsible for promptly transmitting purchase and sell orders to the Principal Underwriter.

Orders received by the investment dealer or authorized designee, the Transfer Agent or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Note that investment dealers or other intermediaries may have their own rules about share transactions and may have earlier cut-off times than those of the fund. For more information about how to purchase through your intermediary, contact your intermediary directly.

Prices that appear in the newspaper do not always indicate prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day’s closing price, while purchases and redemptions are made at the next calculated price. The price you pay for shares, the offering price, is based on the net asset value per share, which is calculated once daily as of approximately 4 p.m. New York time, which is the normal close of trading on the New York Stock Exchange, each day the Exchange is open. If, for example, the Exchange closes at 1 p.m., the fund’s share price would still be determined as of 4 p.m. New York time. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year’s Day; Martin Luther King, Jr. Day; Presidents’ Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving; and Christmas Day. Each share class of the fund has a separately calculated net asset value (and share price). The fund may also calculate its share price on days the New York Stock Exchange is closed when deemed prudent to do so by the fund’s officers.

All portfolio securities of funds managed by Capital Research and Management Company (other than American Funds Money Market Fund®) are valued, and the net asset values per share for each share class are determined, as indicated below. The fund follows standard industry practice by typically reflecting changes in its holdings of portfolio securities on the first business day following a portfolio trade.

Equity securities, including depositary receipts, are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades.

Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are generally valued at prices obtained from one or more independent pricing vendors. The pricing vendors base bond prices on, among other things, benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, underlying equity of the issuer, interest rate volatilities, spreads and other relationships observed in the markets among comparable securities and proprietary pricing models such as yield measures calculated using factors such as cash flows, prepayment information, default rates, delinquency and loss assumptions, financial or collateral characteristics or performance, credit enhancements, liquidation value calculations, specific deal information and other reference data. The fund’s investment adviser performs certain checks on these prices prior to calculation of the fund’s net asset value. When the investment adviser deems it appropriate to do so, such securities will be valued in good faith at the mean quoted bid and asked prices that are reasonably and timely available (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics (e.g., convertible bonds, preferred stocks, units comprised of more than one type of security, etc.), or equity securities traded principally among fixed-income dealers, are generally valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser.

Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity, or if already held on the 60th day, based on the value determined on the 61st day. Forward currency contracts are valued at the mean of representative quoted bid and asked prices, generally based on prices supplied by one or more independent pricing vendors.

Assets or liabilities initially expressed in terms of currencies other than U.S. dollars are translated prior to the next determination of the net asset value of the fund’s shares into U.S. dollars at the prevailing market rates.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are valued at fair value as determined in good faith under policies approved by the fund’s board. Subject to board oversight, the fund’s board has delegated the obligation to make fair valuation determinations to a valuation committee established by the fund’s investment adviser. The board receives regular reports describing fair-valued securities and the valuation methods used.

The valuation committee has adopted guidelines and procedures (consistent with SEC rules and guidance) to consider certain relevant principles and factors when making all fair value determinations. As a general principle, securities lacking readily available market quotations, or that have quotations that are considered unreliable by the investment adviser, are valued in good faith by the valuation committee based upon what the fund might reasonably expect to receive upon their current sale. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred. The valuation committee considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security, contractual or legal restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security and changes in overall market conditions. The valuation committee employs additional fair value procedures to address issues related to equity holdings of applicable fund portfolios outside the United States. Securities owned by these funds trade in markets that open and close at different times, reflecting time zone differences. If significant events occur after the close of a market (and before these fund’s net asset values are next determined) which affect the value of portfolio securities, appropriate adjustments from closing market prices may be made to reflect these events. Events of this type could include, for example, earthquakes and other natural disasters or significant price changes in other markets (e.g., U.S. stock markets).

Each class of shares represents interests in the same portfolio of investments and is identical in all respects to each other class, except for differences relating to distribution, service and other charges and expenses, certain voting rights, differences relating to eligible investors, the designation of each class of shares, conversion features and exchange privileges. Expenses attributable to the fund, but not to a particular class of shares, are borne by each class pro rata based on relative aggregate net assets of the classes. Expenses directly attributable to a class of shares are borne by that class of shares. Liabilities, including accruals of taxes and other expense items attributable to particular share classes, are deducted from total assets attributable to such share classes.

Net assets so obtained for each share class are divided by the total number of shares outstanding of that share class, and the result, rounded to the nearest cent, is the net asset value per share for that share class.

 Taxes and distributions

Disclaimer: Some of the following information may not apply to certain shareholders, including those holding fund shares in a tax-deferred account, such as a retirement plan or education savings account. Shareholders should consult their tax advisers about the application of federal, state and local tax law in light of their particular situation.

Taxation as a regulated investment company — The fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, and avoid being subject to federal income taxes, the fund intends to distribute substantially all of its net investment income and realized net capital gains on a fiscal year basis, and intends to comply with other tests applicable to regulated investment companies under Subchapter M.

The Code includes savings provisions allowing the fund to cure inadvertent failures of certain qualification tests required under Subchapter M. However, should the fund fail to qualify under Subchapter M, the fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to shareholders would be taxed as dividend income to the extent of the fund’s earnings and profits.

Amounts not distributed by the fund on a timely basis in accordance with a calendar year distribution requirement may be subject to a nondeductible 4% excise tax. Unless an applicable exception applies, to avoid the tax, the fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98.2% of its capital gains in excess of its capital losses for the twelve month period ending on October 31, and (3) all ordinary income and capital gains for previous years that were not distributed during such years.

Dividends paid by the fund from ordinary income or from an excess of net short-term capital gain over net long-term capital loss are taxable to shareholders as ordinary income dividends. For corporate shareholders, a portion of the fund’s ordinary income dividends may be eligible for the 70% deduction for dividends received by corporations to the extent the fund’s income consists of dividends paid by U.S. corporations. This deduction does not include dividends received from non-U.S. corporations and dividends on stocks the fund has not held for more than 45 days during the 90-day period beginning 45 days before the stock became ex-dividend (90 and 180 days for certain preferred stock). Corporate shareholders can only apply the lower rate to the qualified portion of a fund’s dividends if they have held the shares in the fund on which the dividends were paid for the applicable 45 day or 90 day holding period surrounding the ex-dividend date of the fund’s dividends.

The fund may declare a capital gain distribution consisting of the excess of net realized long-term capital gains over net realized short-term capital losses. Net capital gains for a fiscal year are computed by taking into account any capital loss carryforward of the fund. For fund fiscal years beginning on or after December 22, 2010, capital losses may be carried forward indefinitely and retain their character as either short-term or long-term. Under prior law, net capital losses could be carried forward for eight tax years and were treated as short-term capital losses. The fund is required to use capital losses arising in fiscal years beginning on or after December 22, 2010 before using capital losses arising in fiscal years prior to December 22, 2010.

The fund may retain a portion of net capital gain for reinvestment and may elect to treat such capital gain as having been distributed to shareholders of the fund. Shareholders may receive a credit for the tax that the fund paid on such undistributed net capital gain and would increase the basis in their shares of the fund by the difference between the amount of includible gains and the tax deemed paid by the shareholder.

Distributions of net capital gain that the fund properly designates as a capital gain distribution generally will be taxable as long-term capital gain, regardless of the length of time the shares of the fund have been held by a shareholder. Any loss realized upon the redemption of shares held at the time of redemption for six months or less from the date of their purchase will be treated as a long-term capital loss to the extent of any capital gain distributions (including any undistributed amounts treated as distributed capital gains, as described above) during such six-month period.

Capital gain distributions by the fund result in a reduction in the net asset value of the fund’s shares. Investors should consider the tax implications of buying shares just prior to a capital gain distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will subsequently receive a partial return of their investment capital upon payment of the distribution, which will be taxable to them.

Redemptions and exchanges of fund shares — Redemptions of shares, including exchanges for shares of other American Funds, may result in federal, state and local tax consequences (gain or loss) to the shareholder.

Any loss realized on a redemption or exchange of shares of the fund will be disallowed to the extent substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of. Any loss disallowed under this rule will be added to the shareholder’s tax basis in the new shares purchased.

If a shareholder exchanges or otherwise disposes of shares of the fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced or no sales charge for shares of the fund, or of a different fund acquired before January 31st of the year following the year the shareholder exchanged or otherwise disposed of the original fund shares, the sales charge previously incurred in acquiring the fund’s shares will not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purposes of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other fund(s).

Tax consequences of investments in non-U.S. securities — Dividend and interest income received by the fund from sources outside the United States may be subject to withholding and other taxes imposed by such foreign jurisdictions. Tax conventions between certain countries and the United States, however, may reduce or eliminate these foreign taxes. Some foreign countries impose taxes on capital gains with respect to investments by foreign investors.

If more than 50% of the value of the total assets of the fund at the close of the taxable year consists of securities of foreign corporations, the fund may elect to pass through to shareholders the foreign taxes paid by the fund. If such an election is made, shareholders may claim a credit or deduction on their federal income tax returns for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of qualified taxes paid by the fund to foreign countries. The application of the foreign tax credit depends upon the particular circumstances of each shareholder.

Foreign currency gains and losses, including the portion of gain or loss on the sale of debt securities attributable to fluctuations in foreign exchange rates, are generally taxable as ordinary income or loss. These gains or losses may increase or decrease the amount of dividends payable by the fund to shareholders. A fund may elect to treat gain and loss on certain foreign currency contracts as capital gain and loss instead of ordinary income or loss.

If the fund invests in stock of certain passive foreign investment companies (PFICs), the fund intends to mark-to-market these securities and recognize any gains at the end of its fiscal and excise tax years. Deductions for losses are allowable only to the extent of any previously recognized gains. Both gains and losses will be treated as ordinary income or loss, and the fund is required to distribute any resulting income. If the fund is unable to identify an investment as a PFIC security and thus does not make a timely mark-to-market election, the fund may be subject to adverse tax consequences.

Other tax considerations — After the end of each calendar year, individual shareholders holding fund shares in taxable accounts will receive a statement of the federal income tax status of all distributions. Shareholders of the fund also may be subject to state and local taxes on distributions received from the fund.

For fund shares acquired on or after January 1, 2012, the fund is required to report cost basis information for redemptions, including exchanges, to both shareholders and the IRS.

Under the backup withholding provisions of the Code, the fund generally will be required to withhold federal income tax on all payments (other than exempt-interest dividends) made to a shareholder if the shareholder either does not furnish the fund with the shareholder’s correct taxpayer identification number or fails to certify that the shareholder is not subject to backup withholding. Backup withholding also applies if the IRS notifies the shareholder or the fund that the taxpayer identification number provided by the shareholder is incorrect or that the shareholder has previously failed to properly report interest or dividend income.

The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons (i.e., U.S. citizens and legal residents and U.S. corporations, partnerships, trusts and estates). Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or a lower rate under an applicable income tax treaty) on dividend income received by the shareholder.

Unless otherwise noted, all references in the following pages to Class A, B, C or F-1 shares also refer to the corresponding Class 529-A, 529-B, 529-C or 529-F-1 shares. Class 529 shareholders should also refer to the applicable program description for information on policies and services specifically relating to these accounts. Shareholders holding shares through an eligible retirement plan should contact their plan’s administrator or recordkeeper for information regarding purchases, sales and exchanges.

 Purchase and exchange of shares

Purchases by individuals — As described in the prospectus, you may generally open an account and purchase fund shares by contacting a financial adviser or investment dealer authorized to sell the fund’s shares. You may make investments by any of the following means:

Contacting your financial adviser — Deliver or mail a check to your financial adviser.

By mail — For initial investments, you may mail a check, made payable to the fund, directly to the address indicated on the account application. Please indicate an investment dealer on the account application. You may make additional investments by filling out the “Account Additions” form at the bottom of a recent transaction confirmation and mailing the form, along with a check made payable to the fund, using the envelope provided with your confirmation.

The amount of time it takes for us to receive regular U.S. postal mail may vary and there is no assurance that we will receive such mail on the day you expect. Mailing addresses for regular U.S. postal mail can be found in the prospectus. To send investments or correspondence to us via overnight mail or courier service, use either of the following addresses:

American Funds
12711 North Meridian Street
Carmel, IN 46032-9181

American Funds
5300 Robin Hood Rd.
Norfolk, VA 23513-2407

By telephone — Using the American FundsLine. Please see the “Shareholder account services and privileges” section of this statement of additional information for more information regarding this service.

By Internet — Using americanfunds.com. Please see the “Shareholder account services and privileges” section of this statement of additional information for more information regarding this service.

By wire — If you are making a wire transfer, instruct your bank to wire funds to:

Wells Fargo Bank
ABA Routing No. 121000248
Account No. 4600-076178

Your bank should include the following information when wiring funds:

For credit to the account of:
American Funds Service Company
(fund’s name)

For further credit to:
(shareholder’s fund account number)
(shareholder’s name)

You may contact American Funds Service Company at 800/421-0180 if you have questions about making wire transfers.

Other purchase information — Class 529 shares may be purchased only through CollegeAmerica by investors establishing qualified higher education savings accounts. Class 529-E shares may be purchased only by investors participating in CollegeAmerica through an eligible employer plan. The American Funds state tax-exempt funds are qualified for sale only in certain jurisdictions, and tax-exempt funds in general should not serve as retirement plan investments. In addition, the fund and the Principal Underwriter reserve the right to reject any purchase order.

Class R-5 and R-6 shares may be made available to certain charitable foundations organized and maintained by The Capital Group Companies, Inc. or its affiliates.

Class R-5 and R-6 shares may also be made available to the Virginia College Savings Plan for use in the Virginia Education Savings Trust and the Virginia Prepaid Education Program and other registered investment companies approved by the fund. Class R-6 shares are also available to other post employment benefits plans.

Class F-2 shares may be made available to other registered investment companies approved by the fund.

Purchase minimums and maximums — All investments are subject to the purchase minimums and maximums described in the prospectus. As noted in the prospectus, purchase minimums may be waived or reduced in certain cases.

In the case of American Funds non-tax-exempt funds, the initial purchase minimum of $25 may be waived for the following account types:

•	Payroll deduction retirement plan accounts (such as, but not limited to, 403(b), 401(k), SIMPLE IRA, SARSEP and deferred compensation plan accounts); and

•	Employer-sponsored CollegeAmerica accounts.

The following account types may be established without meeting the initial purchase minimum:

•	Retirement accounts that are funded with employer contributions; and

•	Accounts that are funded with monies set by court decree.

The following account types may be established without meeting the initial purchase minimum, but shareholders wishing to invest in two or more funds must meet the normal initial purchase minimum of each fund:

•	Accounts that are funded with (a) transfers of assets, (b) rollovers from retirement plans, (c) rollovers from 529 college savings plans or (d) required minimum distribution automatic exchanges; and

•	American Funds Money Market Fund accounts registered in the name of clients of Capital Guardian Trust Company’s Capital Group Private Client Services division.

Certain accounts held on the fund’s books, known as omnibus accounts, contain multiple underlying accounts that are invested in shares of the fund. These underlying accounts are maintained by entities such as financial intermediaries and are subject to the applicable initial purchase minimums as described in the prospectus and this statement of additional information. However, in the case where the entity maintaining these accounts aggregates the accounts’ purchase orders for fund shares, such accounts are not required to meet the fund’s minimum amount for subsequent purchases.

Exchanges — You may only exchange shares into other American Funds within the same share class. However, exchanges from Class A shares of American Funds Money Market Fund may be made to Class C shares of other American Funds for dollar cost averaging purposes. Exchanges are not permitted from Class A shares of American Funds Money Market Fund to Class C shares of Intermediate Bond Fund of America, Limited Term Tax-Exempt Bond Fund of America or Short-Term Bond Fund of America. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from American Funds Money Market Fund are subject to applicable sales charges, unless the American Funds Money Market Fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions. Exchanges of Class F shares generally may only be made through fee-based programs of investment firms that have special agreements with the fund’s distributor and certain registered investment advisers.

You may exchange shares of other classes by contacting the Transfer Agent, by contacting your investment dealer or financial adviser, by using American FundsLine or americanfunds.com, or by telephoning 800/421-0180 toll-free, or faxing (see “American Funds Service Company service areas” in the prospectus for the appropriate fax numbers) the Transfer Agent. For more information, see “Shareholder account services and privileges” in this statement of additional information. These transactions have the same tax consequences as ordinary sales and purchases.

Shares held in employer-sponsored retirement plans may be exchanged into other American Funds by contacting your plan administrator or recordkeeper. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received (see “Price of shares” in this statement of additional information).

Conversion — Currently, Class C shares of the fund automatically convert to Class F-1 shares in the month of the 10-year anniversary of the purchase date. The board of trustees of the fund reserves the right at any time, without shareholder approval, to amend the conversion feature of the Class C shares, including without limitation, providing for conversion into a different share class or for no conversion. In making its decision, the board of trustees will consider, among other things, the effect of any such amendment on shareholders.

Frequent trading of fund shares — As noted in the prospectus, certain redemptions may trigger a purchase block lasting 30 calendar days under the fund’s “purchase blocking policy.” Under this policy, systematic redemptions will not trigger a purchase block and systematic purchases will not be prevented if the entity maintaining the shareholder account is able to identify the transaction as a systematic redemption or purchase. For purposes of this policy, systematic redemptions include, for example, regular periodic automatic redemptions and statement of intention escrow share redemptions. Systematic purchases include, for example, regular periodic automatic purchases and automatic reinvestments of dividends and capital gain distributions. Generally, purchases and redemptions will not be considered “systematic” unless the transaction is pre-scheduled for a specific date.

Other potentially abusive activity — In addition to implementing purchase blocks, American Funds Service Company will monitor for other types of activity that could potentially be harmful to the American Funds — for example, short-term trading activity in multiple funds. When identified, American Funds Service Company will request that the shareholder discontinue the activity. If the activity continues, American Funds Service Company will freeze the shareholder account to prevent all activity other than redemptions of fund shares.

Moving between share classes

If you wish to “move” your investment between share classes (within the same fund or between different funds), we generally will process your request as an exchange of the shares you currently hold for shares in the new class or fund. Below is more information about how sales charges are handled for various scenarios.

Exchanging Class B shares for Class A shares — If you exchange Class B shares for Class A shares during the contingent deferred sales charge period you are responsible for paying any applicable deferred sales charges attributable to those Class B shares, but you will not be required to pay a Class A sales charge. If, however, you exchange your Class B shares for Class A shares after the contingent deferred sales charge period, you are responsible for paying any applicable Class A sales charges.

Exchanging Class C shares for Class A shares — If you exchange Class C shares for Class A shares, you are still responsible for paying any Class C contingent deferred sales charges and applicable Class A sales charges.

Exchanging Class C shares for Class F shares — If you are part of a qualified fee-based program and you wish to exchange your Class C shares for Class F shares to be held in the program, you are still responsible for paying any applicable Class C contingent deferred sales charges.

Exchanging Class F shares for Class A shares — You can exchange Class F shares held in a qualified fee-based program for Class A shares without paying an initial Class A sales charge if all of the following requirements are met: (a) you are leaving or have left the fee-based program, (b) you have held the Class F shares in the program for at least one year, and (c) you notify American Funds Service Company of your request. Notwithstanding the previous sentence, you can exchange Class F shares received in a conversion from Class C shares for Class A shares at any time without paying an initial Class A sales charge if you notify American Funds Service Company of the conversion when you make your request. If you have already redeemed your Class F shares, the foregoing requirements apply and you must purchase Class A shares within 90 days after redeeming your Class F shares to receive the Class A shares without paying an initial Class A sales charge.

Exchanging Class A shares for Class F shares — If you are part of a qualified fee-based program and you wish to exchange your Class A shares for Class F shares to be held in the program, any Class A sales charges (including contingent deferred sales charges) that you paid or are payable will not be credited back to your account.

Exchanging Class A shares for Class R shares — Provided it is eligible to invest in Class R shares, a retirement plan currently invested in Class A shares may exchange its shares for Class R shares. Any Class A sales charges that the retirement plan previously paid will not be credited back to the plan’s account.

Exchanging Class F-1 shares for Class F-2 shares — If you are part of a qualified fee-based program that offers Class F-2 shares, you may exchange your Class F-1 shares for Class F-2 shares to be held in the program.

Moving between other share classes — If you desire to move your investment between share classes and the particular scenario is not described in this statement of additional information, please contact American Funds Service Company at 800/421-0180 for more information.

Non-reportable transactions — Automatic conversions described in the prospectus will be non-reportable for tax purposes. In addition, except in the case of a movement between a 529 share class and a non-529 share class, an exchange of shares from one share class of a fund to another share class of the same fund will be treated as a non-reportable exchange for tax purposes, provided that the exchange request is received in writing by American Funds Service Company and processed as a single transaction.

 Sales charges

Class A purchases

Purchases by certain 403(b) plans

A 403(b) plan may not invest in Class A or C shares unless such plan was invested in Class A or C shares before January 1, 2009.

Participant accounts of a 403(b) plan that were treated as an individual-type plan for sales charge purposes before January 1, 2009, may continue to be treated as accounts of an individual-type plan for sales charge purposes. Participant accounts of a 403(b) plan that were treated as an employer-sponsored plan for sales charge purposes before January 1, 2009, may continue to be treated as accounts of an employer-sponsored plan for sales charge purposes. Participant accounts of a 403(b) plan that is established on or after January 1, 2009, are treated as accounts of an employer-sponsored plan for sales charge purposes.

Purchases by SEP plans and SIMPLE IRA plans

Participant accounts in a Simplified Employee Pension (SEP) plan or a Savings Incentive Match Plan for Employees of Small Employers IRA (SIMPLE IRA) plan will be aggregated together for Class A sales charge purposes if the SEP plan or SIMPLE IRA plan was established after November 15, 2004, by an employer adopting a prototype plan produced by American Funds Distributors, Inc. In the case where the employer adopts any other plan (including, but not limited to, an IRS model agreement), each participant’s account in the plan will be aggregated with the participant’s own personal investments that qualify under the aggregation policy. A SEP plan or SIMPLE IRA plan with a certain method of aggregating participant accounts as of November 15, 2004, may continue with that method so long as the employer has not modified the plan document since that date.

Other purchases

Pursuant to a determination of eligibility by a vice president or more senior officer of the Capital Research and Management Company Fund Administration Unit, or by his or her designee, Class A shares of the American Funds stock, stock/bond and bond funds may be sold at net asset value to:

(1)
current or retired directors, trustees, officers and advisory board members of, and certain lawyers who provide services to, the funds managed by Capital Research and Management Company, current or retired employees of Washington Management Corporation, current or retired employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members of the above persons, and trusts or plans primarily for such persons;

(2)
currently registered representatives and assistants directly employed by such representatives, retired registered representatives with respect to accounts established while active, or full-time employees (collectively, “Eligible Persons”) (and their (a) spouses or equivalents if recognized under local law,

(b) parents and children, including parents and children in step and adoptive relationships, sons-in-law and daughters-in-law, and (c) parents-in-law, if the Eligible Persons or the spouses, children or parents of the Eligible Persons are listed in the account registration with the parents-in-law) of dealers who have sales agreements with the Principal Underwriter (or who clear transactions through such dealers), plans for the dealers, and plans that include as participants only the Eligible Persons, their spouses, parents and/or children;
(3)
currently registered investment advisers (“RIAs”) and assistants directly employed by such RIAs, retired RIAs with respect to accounts established while active, or full-time employees (collectively, “Eligible Persons”) (and their (a) spouses or equivalents if recognized under local law, (b) parents and children, including parents and children in step and adoptive relationships, sons-in-law and daughters-in-law and (c) parents-in-law, if the Eligible Persons or the spouses, children or parents of the Eligible Persons are listed in the account registration with the parents-in-law) of RIA firms that are authorized to sell shares of the funds, plans for the RIA firms, and plans that include as participants only the Eligible Persons, their spouses, parents and/or children;

(4)	companies exchanging securities with the fund through a merger, acquisition or exchange offer;
(5)	insurance company separate accounts;
(6)	accounts managed by subsidiaries of The Capital Group Companies, Inc.;
(7)	The Capital Group Companies, Inc., its affiliated companies and Washington Management Corporation;
(8)	an individual or entity with a substantial business relationship with The Capital Group Companies, Inc. or its affiliates, or an individual or entity related or relating to such individual or entity;
(9)
wholesalers and full-time employees directly supporting wholesalers involved in the distribution of insurance company separate accounts whose underlying investments are managed by any affiliate of The Capital Group Companies, Inc.; and

(10)	full-time employees of banks that have sales agreements with the Principal Underwriter, who are solely dedicated to directly supporting the sale of mutual funds.

Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense. Once an account is established under this net asset value privilege, additional investments can be made at net asset value for the life of the account.

Transfers to CollegeAmerica — A transfer from the Virginia Prepaid Education ProgramSM or the Virginia Education Savings TrustSM to a CollegeAmerica account will be made with no sales charge. No commission will be paid to the dealer on such a transfer.

Moving between accounts — Investments in certain account types may be moved to other account types without incurring additional Class A sales charges. These transactions include, for example:

•	redemption proceeds from a non-retirement account (for example, a joint tenant account) used to purchase fund shares in an IRA or other individual-type retirement account;

•	required minimum distributions from an IRA or other individual-type retirement account used to purchase fund shares in a non-retirement account; and

•	death distributions paid to a beneficiary’s account that are used by the beneficiary to purchase fund shares in a different account.

Loan repayments — Repayments on loans taken from a retirement plan or an individual-type retirement account are not subject to sales charges if American Funds Service Company is notified of the repayment.

Dealer commissions and compensation — Commissions (up to 1.00%) are paid to dealers who initiate and are responsible for certain Class A share purchases not subject to initial sales charges. These purchases consist of purchases of $1 million or more, purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or more eligible employees, and purchases made at net asset value by certain retirement plans, endowments and foundations with assets of $50 million or more. Commissions on such investments (other than IRA rollover assets that roll over at no sales charge under the fund’s IRA rollover policy as described in the prospectus) are paid to dealers at the following rates: 1.00% on amounts of less than $4 million, 0.50% on amounts of at least $4 million but less than $10 million and 0.25% on amounts of at least $10 million. Commissions are based on cumulative investments over the life of the account with no adjustment for redemptions, transfers, or market declines. For example, if a shareholder has accumulated investments in excess of $4 million (but less than $10 million) and subsequently redeems all or a portion of the account(s), purchases following the redemption will generate a dealer commission of 0.50%.

A dealer concession of up to 1% may be paid by the fund under its Class A plan of distribution to reimburse the Principal Underwriter in connection with dealer and wholesaler compensation paid by it with respect to investments made with no initial sales charge.

 Sales charge reductions and waivers

Reducing your Class A sales charge — As described in the prospectus, there are various ways to reduce your sales charge when purchasing Class A shares. Additional information about Class A sales charge reductions is provided below.

Statement of intention — By establishing a statement of intention (the “Statement”), you enter into a nonbinding commitment to purchase shares of the American Funds (excluding American Funds Money Market Fund) over a 13-month period and receive the same sales charge (expressed as a percentage of your purchases) as if all shares had been purchased at once, unless the Statement is upgraded as described below.

The Statement period starts on the date on which your first purchase made toward satisfying the Statement is processed. Your accumulated holdings (as described in the paragraph below titled “Rights of accumulation”) eligible to be aggregated as of the day immediately before the start of the Statement period may be credited toward satisfying the Statement.

You may revise the commitment you have made in your Statement upward at any time during the Statement period. If your prior commitment has not been met by the time of the revision, the Statement period during which purchases must be made will remain unchanged. Purchases made from the date of the revision will receive the reduced sales charge, if any, resulting from the revised Statement. If your prior commitment has been met by the time of the revision, your original Statement will be considered met and a new Statement will be established.

The Statement will be considered completed if the shareholder dies within the 13-month Statement period. Commissions to dealers will not be adjusted or paid on the difference between the Statement amount and the amount actually invested before the shareholder’s death.

When a shareholder elects to use a Statement, shares equal to 5% of the dollar amount specified in the Statement may be held in escrow in the shareholder’s account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder’s account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified Statement period, the purchaser may be required to remit to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. Any dealers assigned to the shareholder’s account at the time a purchase was made during the Statement period will receive a corresponding commission adjustment if appropriate. If the difference is not paid by the close of the Statement period, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser may be liable to the Principal Underwriter for the balance still outstanding.

In addition, if you currently have individual holdings in American Legacy variable annuity contracts or variable life insurance policies that were established on or before March 31, 2007, you may continue to apply purchases under such contracts and policies to a Statement.

Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms and those in the prospectus with their first purchase.

Aggregation — Qualifying investments for aggregation include those made by you and your “immediate family” as defined in the prospectus, if all parties are purchasing shares for their own accounts and/or:

•
individual-type employee benefit plans, such as an IRA, single-participant Keogh-type plan, or a participant account of a 403(b) plan that is treated as an individual-type plan for sales charge purposes (see “Purchases by certain 403(b) plans” under “Sales charges” in this statement of additional information);

•	SEP plans and SIMPLE IRA plans established after November 15, 2004, by an employer adopting any plan document other than a prototype plan produced by American Funds Distributors, Inc.;

•	business accounts solely controlled by you or your immediate family (for example, you own the entire business);

•
trust accounts established by you or your immediate family (for trusts with only one primary beneficiary, upon the trustor’s death the trust account may be aggregated with such beneficiary’s own accounts; for trusts with multiple primary beneficiaries, upon the trustor’s death the trustees of the trust may instruct American Funds Service Company to establish separate trust accounts for each primary beneficiary; each primary beneficiary’s separate trust account may then be aggregated with such beneficiary’s own accounts);

•	endowments or foundations established and controlled by you or your immediate family; or

•	529 accounts, which will be aggregated at the account owner level (Class 529-E accounts may only be aggregated with an eligible employer plan).

Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

•	for a single trust estate or fiduciary account, including employee benefit plans other than the individual-type employee benefit plans described above;

•	made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, excluding the individual-type employee benefit plans described above;

•	for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares;

•
for nonprofit, charitable or educational organizations, or any endowments or foundations established and controlled by such organizations, or any employer-sponsored retirement plans established for the benefit of the employees of such organizations, their endowments, or their foundations;

•
for participant accounts of a 403(b) plan that is treated as an employer-sponsored plan for sales charge purposes (see “Purchases by certain 403(b) plans” under “Sales charges” in this statement of additional information), or made for participant accounts of two or more such plans, in each case of a single employer or affiliated employers as defined in the 1940 Act; or

•	accounts of two or more such plans, in each case of a single employer or affiliated employers as defined in the 1940 Act; or

•	for a SEP or SIMPLE IRA plan established after November 15, 2004, by an employer adopting a prototype plan produced by American Funds Distributors, Inc.

Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

Concurrent purchases — As described in the prospectus, you may reduce your Class A sales charge by combining purchases of all classes of shares in the American Funds, as well as applicable holdings in the American Funds Target Date Retirement Series. Shares of American Funds Money Market Fund purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge also qualify. However, direct purchases of American Funds Money Market Fund are excluded. If you currently have individual holdings in American Legacy variable annuity contracts or variable life insurance policies that were established on or before March 31, 2007, you may continue to combine purchases made under such contracts and policies to reduce your Class A sales charge.

Rights of accumulation — Subject to the limitations described in the aggregation policy, you may take into account your accumulated holdings in all share classes of the American Funds, as well as applicable holdings in the American Funds Target Date Retirement Series, to determine your sales charge on investments in accounts eligible to be aggregated. Direct purchases of American Funds Money Market Fund are excluded. Subject to your investment dealer’s or recordkeeper’s capabilities, your accumulated holdings will be calculated as the higher of (a) the current value of your existing holdings (the “market value”) as of the day prior to your American Funds investment or (b) the amount you invested (including reinvested dividends and capital gains, but excluding capital appreciation) less any withdrawals (the “cost value”). Depending on the entity on whose books your account is held, the value of your holdings in that account may not be eligible for calculation at cost value. For example, accounts held in nominee or street name may not be eligible for calculation at cost value and instead may be calculated at market value for purposes of rights of accumulation.

The value of all of your holdings in accounts established in calendar year 2005 or earlier will be assigned an initial cost value equal to the market value of those holdings as of the last business day of 2005. Thereafter, the cost value of such accounts will increase or decrease according to actual investments or withdrawals. You must contact your financial adviser or American Funds Service Company if you have additional information that is relevant to the calculation of the value of your holdings.

When determining your American Funds Class A sales charge, if your investment is not in an employer-sponsored retirement plan, you may also continue to take into account the market value (as of the day prior to your American Funds investment) of your individual holdings in various American Legacy variable annuity contracts and variable life insurance policies that were established on or before March 31, 2007. An employer-sponsored retirement plan may also continue to take into account the market value of  its investments in American Legacy Retirement Investment Plans that were established on or before March 31, 2007.

You may not purchase Class C or 529-C shares if such combined holdings cause you to be eligible to purchase Class A or 529-A shares at the $1 million or more sales charge discount rate (i.e. at net asset value).

If you make a gift of American Funds Class A shares, upon your request, you may purchase the shares at the sales charge discount allowed under rights of accumulation of all of your American Funds and applicable American Legacy accounts.

CDSC waivers for Class A, B and C shares — As noted in the prospectus, a contingent deferred sales charge (“CDSC”) may be waived for redemptions due to death or post-purchase disability of a shareholder (this generally excludes accounts registered in the names of trusts and other entities). In the case of joint tenant accounts, if one joint tenant dies, a surviving joint tenant, at the time he or she notifies the Transfer Agent of the other joint tenant’s death and removes the decedent’s name from the account, may redeem shares from the account without incurring a CDSC. Redemptions made after the Transfer Agent is notified of the death of a joint tenant will be subject to a CDSC.

In addition, a CDSC may be waived for the following types of transactions, if together they do not exceed 12% of the value of an “account” (defined below) annually (the “12% limit”):

•
Required minimum distributions taken from retirement accounts upon the shareholder’s attainment of age 70½ (required minimum distributions that continue to be taken by the beneficiary(ies) after the account owner is deceased also qualify for a waiver).

•
Redemptions through an automatic withdrawal plan (“AWP”) (see “Automatic withdrawals” under “Shareholder account services and privileges” in this statement of additional information). For each AWP payment, assets that are not subject to a CDSC, such as shares acquired through reinvestment of dividends and/or capital gain distributions, will be redeemed first and will count toward the 12% limit. If there is an insufficient amount of assets not subject to a CDSC to cover a particular AWP payment, shares subject to the lowest CDSC will be redeemed next until the 12% limit is reached. Any dividends and/or capital gain distributions taken in cash by a shareholder who receives payments through an AWP will also count toward the 12% limit. In the case of an AWP, the 12% limit is calculated at the time an automatic redemption is first made, and is recalculated at the time each additional automatic redemption is made. Shareholders who establish an AWP should be aware that the amount of a payment not subject to a CDSC may vary over time depending on fluctuations in the value of their accounts. This privilege may be revised or terminated at any time.

For purposes of this paragraph, “account” means your investment in the applicable class of shares of the particular fund from which you are making the redemption.

CDSC waivers are allowed only in the cases listed here and in the prospectus. For example, CDSC waivers will not be allowed on redemptions of Class 529-B and 529-C shares due to termination of CollegeAmerica; a determination by the Internal Revenue Service that CollegeAmerica does not qualify as a qualified tuition program under the Code; proposal or enactment of law that eliminates or limits the tax-favored status of CollegeAmerica; or

elimination of the fund by the Virginia College Savings Plan as an option for additional investment within CollegeAmerica.

Selling shares

The methods for selling (redeeming) shares are described more fully in the prospectus. If you wish to sell your shares by contacting American Funds Service Company directly, any such request must be signed by the registered shareholders. To contact American Funds Service Company via overnight mail or courier service, see “Purchase and exchange of shares.”

A signature guarantee may be required for certain redemptions. In such an event, your signature may be guaranteed by a domestic stock exchange or the Financial Industry Regulatory Authority, bank, savings association or credit union that is an eligible guarantor institution. The Transfer Agent reserves the right to require a signature guarantee on any redemptions.

Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts. You must include with your written request any shares you wish to sell that are in certificate form.

If you sell Class A, B or C shares and request a specific dollar amount to be sold, we will sell sufficient shares so that the sale proceeds, after deducting any applicable CDSC, equals the dollar amount requested.

If you hold multiple American Funds and a CDSC applies to the shares you are redeeming, the CDSC will be calculated based on the applicable class of shares of the particular fund from which you are making the redemption.

Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier’s checks) for shares purchased have cleared (which may take up to 10 business days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the 1940 Act), sale proceeds will be paid on or before the seventh day following receipt and acceptance of an order. Interest will not accrue or be paid on amounts that represent uncashed distribution or redemption checks.

You may request that redemption proceeds of $1,000 or more from American Funds Money Market Fund be wired to your bank by writing American Funds Service Company. A signature guarantee is required on all requests to wire funds.

 Shareholder account services and privileges

The following services and privileges are generally available to all shareholders. However, certain services and privileges described in the prospectus and this statement of additional information may not be available for Class 529 shareholders or if your account is held with an investment dealer or through an employer-sponsored retirement plan.

Automatic investment plan — An automatic investment plan enables you to make monthly or quarterly investments in the American Funds through automatic debits from your bank account. To set up a plan, you must fill out an account application and specify the amount that you would like to invest and the date on which you would like your investments to occur. The plan will begin within 30 days after your account application is received. Your bank account will be debited on the day or a few days before your investment is made, depending on the bank’s capabilities. The Transfer Agent will then invest your money into the fund you specified on or around the date you specified. If the date you specified falls on a weekend or holiday, your money will be invested on the following business day. However, if the following business day falls in the next month, your money will be invested on the business day immediately preceding the weekend or holiday. If your bank account cannot be debited due to insufficient funds, a stop-payment or the closing of the account, the plan may be terminated and the related investment reversed. You may change the amount of the investment or discontinue the plan at any time by contacting the Transfer Agent.

Automatic reinvestment — Dividends and capital gain distributions are reinvested in additional shares of the same class and fund at net asset value unless you indicate otherwise on the account application. You also may elect to have dividends and/or capital gain distributions paid in cash by informing the fund, the Transfer Agent or your investment dealer. Dividends and capital gain distributions paid to retirement plan shareholders or shareholders of the 529 share classes will be automatically reinvested.

If you have elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from American Funds Service Company with regard to uncashed distribution checks, your distribution option may be automatically converted to having all dividends and other distributions reinvested in additional shares.

Cross-reinvestment of dividends and distributions — For all share classes, except the 529 classes of shares, you may cross-reinvest dividends and capital gains (distributions) into other American Funds in the same share class at net asset value, subject to the following conditions:

(1)the aggregate value of your account(s) in the fund(s) paying distributions equals or exceeds $5,000 (this is waived if the value of the account in the fund receiving the distributions equals or exceeds that fund’s minimum initial investment requirement);

(2)if the value of the account of the fund receiving distributions is below the minimum initial investment requirement, distributions must be automatically reinvested; and

(3)if you discontinue the cross-reinvestment of distributions, the value of the account of the fund receiving distributions must equal or exceed the minimum initial investment requirement. If you do not meet this requirement within 90 days of notification, the fund has the right to automatically redeem the account.

Automatic exchanges — For all share classes, you may automatically exchange shares of the same class in amounts of $50 or more among any of the American Funds on any day (or preceding business day if the day falls on a nonbusiness day) of each month you designate.

Automatic withdrawals — Depending on the type of account, for all share classes except R shares, you may automatically withdraw shares from any of the American Funds. You can make automatic withdrawals of $50 or more. You can designate the day of each period for withdrawals and request that checks be sent to you or someone else. Withdrawals may also be electronically deposited to your bank account. The Transfer Agent will withdraw your money from the fund you specify on or around the date you specify. If the date you specified falls on a weekend or holiday, the redemption will take place on the previous business day. However, if the previous business day falls in the preceding month, the redemption will take place on the following business day after the weekend or holiday. You should consult with your adviser or intermediary to determine if your account is eligible for automatic withdrawals.

Withdrawal payments are not to be considered as dividends, yield or income. Generally, automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder’s account. The Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.

Redemption proceeds from an automatic withdrawal plan are not eligible for reinvestment without a sales charge.

Account statements — Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments, will be reflected on regular confirmation statements from the Transfer Agent. Dividend and capital gain reinvestments, purchases through automatic investment plans and certain retirement plans, as well as automatic exchanges and withdrawals, will be confirmed at least quarterly.

American FundsLine and americanfunds.com — You may check your share balance, the price of your shares or your most recent account transaction; redeem shares (up to $75,000 per American Funds shareholder each day) from nonretirement plan accounts; or exchange shares around the clock with American FundsLine or using americanfunds.com. To use American FundsLine, call 800/325-3590 from a TouchTone™ telephone. Redemptions and exchanges through American FundsLine and americanfunds.com are subject to the conditions noted above and in “Telephone and Internet purchases, redemptions and exchanges” below. You will need your fund number (see the list of the American Funds under “General information — fund numbers”), personal identification number (generally the last four digits of your Social Security number or other tax identification number associated with your account) and account number.

Generally, all shareholders are automatically eligible to use these services. However, if you are not currently authorized to do so, you may complete an American FundsLink Authorization Form. Once you establish this privilege, you, your financial adviser or any person with your account information may use these services.

Telephone and Internet purchases, redemptions and exchanges — By using the telephone (including American FundsLine) or the Internet (including americanfunds.com), or fax purchase, redemption and/or exchange options, you agree to hold the fund, the Transfer Agent, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liabilities (including attorney fees) that may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these services. However, you may elect to opt out of these services by writing the Transfer Agent (you may also reinstate them at any time by writing the Transfer Agent). If the Transfer Agent does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, it and/or the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions or a natural disaster, redemption and exchange requests may be made in writing only.

Checkwriting — You may establish check writing privileges for Class A shares (but not Class 529-A shares) of American Funds Money Market Fund upon meeting the fund’s initial purchase minimum of $1,000. This can be done by using an account application. If you request check writing privileges, you will be provided with checks that you may use to draw against your account. These checks may be made payable to anyone you designate and must be signed by the authorized number of registered shareholders exactly as indicated on your account application.

Redemption of shares — The fund’s declaration of trust permits the fund to direct the Transfer Agent to redeem the shares of any shareholder for their then current net asset value per share if at such time the shareholder of record owns shares having an aggregate net asset value of less than the minimum initial investment amount required of new shareholders as set forth in the fund’s current registration statement under the 1940 Act, and subject to such further terms and conditions as the board of trustees of the fund may from time to time adopt.

While payment of redemptions normally will be in cash, the fund’s declaration of trust permits payment of the redemption price wholly or partly with portfolio securities or other fund assets under conditions and circumstances determined by the fund’s board of trustees. For example, redemptions could be made in this manner if the board determined that making payments wholly in cash over a particular period would be unfair and/or harmful to other fund shareholders.

Share certificates — Shares are credited to your account. The fund does not issue share certificates.

 General information

Custodian of assets — Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund’s portfolio, are held by JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10017-2070, as Custodian. If the fund holds securities of issuers outside the U.S., the Custodian may hold these securities pursuant to subcustodial arrangements in banks outside the U.S. or branches of U.S. banks outside the U.S.

Transfer Agent — American Funds Service Company, a wholly owned subsidiary of the investment adviser, maintains the records of shareholder accounts, processes purchases and redemptions of the fund’s shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. The principal office of American Funds Service Company is located at 6455 Irvine Center Drive, Irvine, CA 92618. American Funds Service Company was paid a fee of $61,847,000 for Class A shares and $2,845,000 for Class B shares, for the 2011 fiscal year. Transfer agent fees are paid according to a fee schedule, based principally on the number of accounts serviced, contained in a Shareholder Services Agreement between the fund and American Funds Service Company.

Prior to January 1, 2012, only Class A and B shares were subject to the Shareholder Services Agreement. American Funds Service Company was compensated for certain transfer agency services provided to other share classes from the administrative services fees paid to the investment adviser and from the relevant share class, as described under “Administrative services.”

In the case of certain shareholder accounts, third parties who may be unaffiliated with the investment adviser provide transfer agency and shareholder services in place of American Funds Service Company. These services are rendered under agreements with American Funds Service Company or its affiliates and the third parties receive compensation according to such agreements. Compensation for transfer agency and shareholder services, whether paid to American Funds Service Company or such third parties, is ultimately paid from fund assets and is reflected in the expenses of the fund as disclosed in the prospectus.

Independent registered public accounting firm — PricewaterhouseCoopers LLP, 350 South Grand Avenue, Los Angeles, CA 90071, serves as the fund’s independent registered public accounting firm, providing audit services, preparation of tax returns and review of certain documents to be filed with the Securities and Exchange Commission. The financial statements included in this statement of additional information from the annual report have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, as stated in their report appearing herein. Such financial statements have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. The selection of the fund’s independent registered public accounting firm is reviewed and determined annually by the board of trustees.

Independent legal counsel — O’Melveny & Myers LLP, 400 South Hope Street, Los Angeles, CA 90071, serves as independent legal counsel (“counsel”) for the fund and for independent trustees in their capacities as such. Certain legal matters in connection with the shares offered by the prospectus have been passed upon for the fund by O’Melveny & Myers LLP. Counsel does not provide legal services to the fund’s investment adviser or any of its affiliated companies or control persons. A determination with respect to the independence of the fund’s counsel will be made at least annually by the independent trustees of the fund, as prescribed by the 1940 Act and related rules.

Prospectuses, reports to shareholders and proxy statements — The fund’s fiscal year ends on October 31. Shareholders are provided updated summary prospectuses annually and at least semi-annually with reports showing the fund’s investment portfolio or summary investment portfolio, financial statements and other information. Shareholders may request a copy of the fund’s current prospectus at no cost by calling 800/421-0180 or by sending an email request to prospectus@americanfunds.com. Shareholders may also access the fund’s current summary prospectus, prospectus, statement of additional information and shareholder reports at americanfunds.com/prospectus.The fund’s annual financial statements are audited by the fund's independent registered public accounting firm, PricewaterhouseCoopers LLP. In addition, shareholders may also receive proxy statements for the fund. In an effort to reduce the volume of mail shareholders receive from the fund when a household owns more than one account, the Transfer Agent has taken steps to eliminate duplicate mailings of summary prospectuses, shareholder reports and proxy statements. To receive additional copies of a summary prospectus, report or proxy statement, shareholders should contact the Transfer Agent.

Shareholders may also elect to receive updated summary prospectuses, annual reports and semi-annual reports electronically by signing up for electronic delivery on our website, americanfunds.com. Upon electing the electronic delivery of updated summary prospectuses and other reports, a shareholder will no longer automatically receive such documents in paper form by mail. A shareholder who elects electronic delivery is able to cancel this service at any time and return to receiving updated summary prospectuses and other reports in paper form by mail.

Summary prospectuses, prospectuses, annual reports and semi-annual reports that are mailed to shareholders by the American Funds organization are printed with ink containing soy and/or vegetable oil on paper containing recycled fibers.

Codes of ethics — The fund and Capital Research and Management Company and its affiliated companies, including the fund’s Principal Underwriter, have adopted codes of ethics that allow for personal investments, including securities in which the fund may invest from time to time. These codes include a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; preclearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; disclosure of personal securities transactions; and policies regarding political contributions.

Legal proceedings — Class action lawsuits have been filed against the investment adviser and affiliated entities in the U.S. District Court, Central District of California. The investment adviser believes that these suits are without merit and will defend itself vigorously.

Determination of net asset value, redemption price and maximum offering price per share for Class A shares — October 31, 2011

Net asset value and redemption price per share (Net assets divided by shares outstanding)	$49.34
Maximum offering price per share (100/94.25 of net asset value per share, which takes into account the fund’s current maximum sales charge)	$52.35

Other information — The fund reserves the right to modify the privileges described in this statement of additional information at any time.

The financial statements, including the investment portfolio and the report of the fund’s independent registered public accounting firm contained in the annual report, are included in this statement of additional information.

Fund numbers — Here are the fund numbers for use with our automated telephone line, American FundsLine®, or when making share transactions:

	Fund numbers
Fund	Class A	Class B	Class C	Class F-1	Class F-2
Stock and stock/bond funds
AMCAP Fund®	002	202	302	402	602
American Balanced Fund®	011	211	311	411	611
American Funds Global Balanced Fund SM	037	237	337	437	637
American Mutual Fund®	003	203	303	403	603
Capital Income Builder®	012	212	312	412	612
Capital World Growth and Income FundSM	033	233	333	433	633
EuroPacific Growth Fund®	016	216	316	416	616
Fundamental InvestorsSM	010	210	310	410	610
The Growth Fund of America®	005	205	305	405	605
The Income Fund of America®	006	206	306	406	606
International Growth and Income FundSM	034	234	334	434	634
The Investment Company of America®	004	204	304	404	604
The New Economy Fund®	014	214	314	414	614
New Perspective Fund®	007	207	307	407	607
New World Fund®	036	236	336	436	636
SMALLCAP World Fund®	035	235	335	435	635
Washington Mutual Investors FundSM	001	201	301	401	601
Bond funds
American Funds Mortgage FundSM	042	242	342	442	642
American Funds Short-Term Tax-Exempt Bond FundSM	039	N/A	N/A	439	639
American Funds Tax-Exempt Fund of New YorkSM	041	241	341	441	641
American High-Income Municipal Bond Fund®	040	240	340	440	640
American High-Income TrustSM	021	221	321	421	621
The Bond Fund of AmericaSM	008	208	308	408	608
Capital World Bond Fund®	031	231	331	431	631
Intermediate Bond Fund of AmericaSM	023	223	323	423	623
Limited Term Tax-Exempt Bond Fund of AmericaSM	043	243	343	443	643
Short-Term Bond Fund of AmericaSM	048	248	348	448	648
The Tax-Exempt Bond Fund of America®	019	219	319	419	619
The Tax-Exempt Fund of California®*	020	220	320	420	620
The Tax-Exempt Fund of Maryland®*	024	224	324	424	624
The Tax-Exempt Fund of Virginia®*	025	225	325	425	625
U.S. Government Securities FundSM	022	222	322	422	622
Money market fund
American Funds Money Market Fund®	059	259	359	459	659
___________

*Qualified for sale only in certain jurisdictions.

	Fund numbers
Fund	Class 529-A	Class 529-B	Class 529-C	Class 529-E	Class 529-F-1
Stock and stock/bond funds
AMCAP Fund	1002	1202	1302	1502	1402
American Balanced Fund	1011	1211	1311	1511	1411
American Funds Global Balanced Fund	1037	1237	1337	1537	1437
American Mutual Fund	1003	1203	1303	1503	1403
Capital Income Builder	1012	1212	1312	1512	1412
Capital World Growth and Income Fund	1033	1233	1333	1533	1433
EuroPacific Growth Fund	1016	1216	1316	1516	1416
Fundamental Investors	1010	1210	1310	1510	1410
The Growth Fund of America	1005	1205	1305	1505	1405
The Income Fund of America	1006	1206	1306	1506	1406
International Growth and Income Fund	1034	1234	1334	1534	1434
The Investment Company of America	1004	1204	1304	1504	1404
The New Economy Fund	1014	1214	1314	1514	1414
New Perspective Fund	1007	1207	1307	1507	1407
New World Fund	1036	1236	1336	1536	1436
SMALLCAP World Fund	1035	1235	1335	1535	1435
Washington Mutual Investors Fund	1001	1201	1301	1501	1401
Bond funds
American Funds Mortgage Fund	1042	1242	1342	1542	1442
American High-Income Trust	1021	1221	1321	1521	1421
The Bond Fund of America	1008	1208	1308	1508	1408
Capital World Bond Fund	1031	1231	1331	1531	1431
Intermediate Bond Fund of America	1023	1223	1323	1523	1423
Short-Term Bond Fund of America	1048	1248	1348	1548	1448
U.S. Government Securities Fund	1022	1222	1322	1522	1422
Money market fund
American Funds Money Market Fund	1059	1259	1359	1559	1459

Fund numbers
Fund	Class R-1	Class R-2	Class R-3	Class R-4	Class R-5	Class R-6
Stock and stock/bond funds
AMCAP Fund	2102	2202	2302	2402	2502	2602
American Balanced Fund	2111	2211	2311	2411	2511	2611
American Funds Global Balanced Fund	2137	2237	2337	2437	2537	2637
American Mutual Fund	2103	2203	2303	2403	2503	2603
Capital Income Builder	2112	2212	2312	2412	2512	2612
Capital World Growth and Income Fund	2133	2233	2333	2433	2533	2633
EuroPacific Growth Fund	2116	2216	2316	2416	2516	2616
Fundamental Investors	2110	2210	2310	2410	2510	2610
The Growth Fund of America	2105	2205	2305	2405	2505	2605
The Income Fund of America	2106	2206	2306	2406	2506	2606
International Growth and Income Fund	2134	2234	2334	2434	2534	2634
The Investment Company of America	2104	2204	2304	2404	2504	2604
The New Economy Fund	2114	2214	2314	2414	2514	2614
New Perspective Fund	2107	2207	2307	2407	2507	2607
New World Fund	2136	2236	2336	2436	2536	2636
SMALLCAP World Fund	2135	2235	2335	2435	2535	2635
Washington Mutual Investors Fund	2101	2201	2301	2401	2501	2601
Bond funds
American Funds Mortgage Fund	2142	2242	2342	2442	2542	2642
American High-Income Trust	2121	2221	2321	2421	2521	2621
The Bond Fund of America	2108	2208	2308	2408	2508	2608
Capital World Bond Fund	2131	2231	2331	2431	2531	2631
Intermediate Bond Fund of America	2123	2223	2323	2423	2523	2623
Short-Term Bond Fund of America	2148	2248	2348	2448	2548	2648
U.S. Government Securities Fund	2122	2222	2322	2422	2522	2622
Money market fund
American Funds Money Market Fund	2159	2259	2359	2459	2559	2659

	Fund numbers
Fund	Class A	Class R-1	Class R-2	Class R-3	Class R-4	Class R-5	Class R-6
Stock and stock/bond funds
American Funds 2055 Target Date Retirement FundSM	082	2182	2282	2382	2482	2582	2682
American Funds 2050 Target Date Retirement Fund®	069	2169	2269	2369	2469	2569	2669
American Funds 2045 Target Date Retirement Fund®	068	2168	2268	2368	2468	2568	2668
American Funds 2040 Target Date Retirement Fund®	067	2167	2267	2367	2467	2567	2667
American Funds 2035 Target Date Retirement Fund®	066	2166	2266	2366	2466	2566	2666
American Funds 2030 Target Date Retirement Fund®	065	2165	2265	2365	2465	2565	2665
American Funds 2025 Target Date Retirement Fund®	064	2164	2264	2364	2464	2564	2664
American Funds 2020 Target Date Retirement Fund®	063	2163	2263	2363	2463	2563	2663
American Funds 2015 Target Date Retirement Fund®	062	2162	2262	2362	2462	2562	2662
American Funds 2010 Target Date Retirement Fund®	061	2161	2261	2361	2461	2561	2661

 Appendix

The following descriptions of debt security ratings are based on information provided by Moody’s Investors Service, Standard & Poor’s Corporation and Fitch Ratings, Inc.

Description of bond ratings

Moody’s

Long-term rating definitions

Aaa

Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa

Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A

Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa

Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba

Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B

Obligations rated B are considered speculative and are subject to high credit risk.

Caa

Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca

Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C

Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Standard & Poor’s

Long-term issue credit ratings

AAA

An obligation rated AAA has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated AA differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C
Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated CC is currently highly vulnerable to nonpayment.

C

A C rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the C rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D

An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to D upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or minus (–)
The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR
This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Fitch Ratings, Inc.

Long-term credit ratings

AAA

Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

Good credit quality. ‘BBB’ ratings indicate that there is currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

BB

Speculative. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B

Highly speculative.

•
For issuers and performing obligations, ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

•	For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of ‘R1’ (outstanding).

CCC

•	For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.

•
For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of ‘R2’ (superior), or ‘R3’ (good) or ‘R4’ (average).

•	may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of ‘R2’ (superior), or ‘R3’ (good) or ‘R4’ (average).

CC

•	For issuers and performing obligations, default of some kind appears probable.

•	For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of ‘R4’ (average) or ‘R5’ (below average).

C

•	For issuers and performing obligations, default is imminent.

•	For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of ‘R6’ (poor).

RD

Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D

Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following:

•	failure to make payment of principal and/or interest under the contractual terms of the rated obligation;

•	the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor; or

•
the distressed exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation to avoid an imminent or inevitable default.

The modifiers “+” or “–” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, or categories below ‘B’.

[logo – American Funds®]

Capital Income Builder®
Investment portfolio

October 31, 2011

Common stocks — 69.93%	Shares	Value (000)

CONSUMER STAPLES — 13.73%
Philip Morris International Inc.	36,200,800	$2,529,350
Altria Group, Inc.	67,233,100	1,852,272
Kraft Foods Inc., Class A	28,614,500	1,006,658
PepsiCo, Inc.	9,758,700	614,310
Lorillard, Inc.	5,486,000	607,081
British American Tobacco PLC1	12,945,100	592,397
ConAgra Foods, Inc.	18,708,000	473,874
Diageo PLC1	22,686,300	469,912
Nestlé SA1	7,980,000	461,800
Wesfarmers Ltd.1	9,421,573	316,932
Reynolds American Inc.	6,228,212	240,907
Kimberly-Clark Corp.	3,000,000	209,130
Imperial Tobacco Group PLC1	5,221,396	190,284
Coca-Cola Co.	2,735,071	186,860
Kellogg Co.	2,136,000	115,792
H.J. Heinz Co.	2,000,000	106,880
Sara Lee Corp.	4,066,911	72,391
Tesco PLC1	10,950,000	70,572
Koninklijke Ahold NV1	2,975,000	38,043
Philip Morris CR as1	42,500	27,793
Orior AG1,2	230,000	12,420
Axfood AB1	273,609	10,355
		10,206,013

TELECOMMUNICATION SERVICES — 10.02%
AT&T Inc.	56,926,230	1,668,508
Verizon Communications Inc.	29,283,300	1,082,896
Singapore Telecommunications Ltd.1	335,831,500	850,653
Koninklijke KPN NV1	41,254,549	539,030
BCE Inc. (CAD denominated)	10,923,000	432,975
BCE Inc.	700,000	27,727
Vodafone Group PLC1	165,395,000	458,687
CenturyLink, Inc.	11,029,840	388,912
France Télécom SA1	13,155,000	236,672
Elisa Oyj, Class A1,3	9,477,450	199,271
Türk Telekomünikasyon AS, Class D1	46,737,000	197,611
Telefónica Czech Republic, AS1	8,040,000	169,270
Belgacom SA1	5,030,800	151,731
América Móvil, SAB de CV, Series L (ADR)	5,930,000	150,741
TeliaSonera AB1	19,901,277	137,786
Turkcell Iletisim Hizmetleri AS1,2	25,786,000	127,117
OJSC Mobile TeleSystems (ADR)	8,478,250	121,154
DiGi.Com Bhd.1	10,002,000	103,163
Advanced Info Service PCL1	24,369,600	102,981
KT Corp. (ADR)	4,015,000	66,970
KT Corp.1	962,000	32,177
Bezeq — The Israel Telecommunication Corp. Ltd.1	34,700,000	73,599
Philippine Long Distance Telephone Co.1	1,053,250	58,744
Telekom Austria AG, non-registered shares1	2,352,361	26,745
Hutchison Telecommunications Hong Kong Holdings Ltd.1	48,082,000	17,047
Frontier Communications Corp., Class B	1,656,274	10,368
Telefónica, SA1	392,000	8,363
Portugal Telecom, SGPS, SA1	342,000	2,448
		7,443,346

UTILITIES — 9.03%
SSE PLC1,3	50,310,211	1,081,226
National Grid PLC1	83,992,412	831,929
GDF SUEZ1	24,703,320	695,632
Dominion Resources, Inc.	11,636,980	600,352
FirstEnergy Corp.	11,019,000	495,414
Southern Co.	9,750,000	421,200
Power Assets Holdings Ltd.1	44,868,000	342,272
Exelon Corp.	6,170,000	273,886
Progress Energy, Inc.	4,260,000	221,946
Public Service Enterprise Group Inc.	6,027,600	203,130
CEZ, a s1	3,931,000	166,169
Duke Energy Corp.	7,500,000	153,150
DTE Energy Co.	2,750,000	143,303
Xcel Energy Inc.	5,516,000	142,589
PG&E Corp.	3,282,932	140,838
Ratchaburi Electricity Generating Holding PCL1,3	94,250,000	126,101
NextEra Energy, Inc.	2,000,000	112,800
SUEZ Environnement Co.1	6,830,591	106,970
International Power PLC1	17,450,000	94,612
Electricity Generating PCL1,3	29,013,628	79,018
Consolidated Edison, Inc.	900,000	52,083
Entergy Corp.	752,500	52,050
NiSource Inc.	2,289,307	50,571
E.ON AG1	2,025,000	48,957
Pinnacle West Capital Corp.	738,200	33,647
PPL Corp.	1,000,000	29,370
Ameren Corp.	429,120	13,680
		6,712,895

FINANCIALS — 8.28%
HCP, Inc.	11,320,500	451,122
Link Real Estate Investment Trust1,3	117,175,000	400,501
HSBC Holdings PLC (Hong Kong)1	30,429,012	269,987
HSBC Holdings PLC (United Kingdom)1	9,731,535	84,922
Westfield Group1	37,509,175	301,640
Sampo Oyj, Class A1	10,374,801	284,631
Westpac Banking Corp.1	10,176,077	236,848
JPMorgan Chase & Co.	6,559,000	227,991
Bank of Nova Scotia	3,847,200	202,752
Bank of China Ltd., Class H1	567,355,400	200,113
China Construction Bank Corp., Class H1	265,525,360	193,005
Banco Santander (Brasil) SA, units	10,669,400	96,014
Banco Santander (Brasil) SA, units (ADR)	9,378,975	85,349
Fidelity National Financial, Inc.3	11,279,900	174,162
CapitaMall Trust, units1	114,364,592	170,645
Royal Bank of Canada	3,484,511	169,969
Industrial and Commercial Bank of China Ltd., Class H1	263,168,260	161,577
Ascendas Real Estate Investment Trust1	97,275,000	158,211
Canadian Imperial Bank of Commerce (CIBC)	2,000,000	150,690
Wells Fargo & Co.	5,430,000	140,691
BNP Paribas SA1	3,120,391	138,355
Itaú Unibanco Holding SA, preferred nominative	6,290,000	119,912
CapitaCommercial Trust1	129,709,300	115,921
Hudson City Bancorp, Inc.	18,165,000	113,531
Banco Bradesco SA, preferred nominative	6,019,276	108,861
Credit Suisse Group AG1,2	3,458,000	99,681
Chimera Investment Corp.	32,925,000	99,104
Hang Seng Bank Ltd.1	6,446,700	83,028
Deutsche Bank AG1	1,951,248	81,110
Mapletree Industrial Trust1,3	84,753,000	77,974
Banco Bilbao Vizcaya Argentaria, SA1	8,514,375	76,597
Weingarten Realty Investors	3,284,750	76,239
Arthur J. Gallagher & Co.	2,410,589	74,487
Prudential PLC1	6,569,231	67,956
Frasers Centrepoint Trust1,3	47,864,000	56,316
Astoria Financial Corp.3	6,405,000	53,162
Starwood Property Trust, Inc.	2,675,000	50,263
Société Générale1	1,729,788	49,600
Old Republic International Corp.	5,000,000	44,200
Equity Residential, shares of beneficial interest	750,500	44,039
United Bankshares, Inc.	1,775,000	42,139
Sunway Real Estate Investment Trust1	112,985,100	41,543
CapitaRetail China Trust1,3	43,545,000	40,703
Champion Real Estate Investment Trust1	92,611,638	38,299
Ascott Residence Trust1	42,102,000	35,039
Cache Logistics Trust1,3	41,000,000	32,090
Unibail-Rodamco SE, non-registered shares1	150,000	29,779
Westfield Retail Trust1	8,249,175	21,850
Westfield Retail Trust, units1	1,950,159	5,166
K-REIT Asia1	19,262,000	14,917
CDL Hospitality Trusts1	9,978,500	12,901
Parkway Life Real Estate Investment Trust1	8,300,000	11,849
Bank of New York Mellon Corp.	530,000	11,278
Colony Financial, Inc.	750,000	11,003
New York Community Bancorp, Inc.	465,246	6,192
Fannie Mae2	12,458,206	3,077
Freddie Mac2	5,300,000	1,325
		6,150,306

ENERGY — 6.74%
Royal Dutch Shell PLC, Class B1	37,490,889	1,345,447
Royal Dutch Shell PLC, Class B (ADR)	3,306,228	237,387
Royal Dutch Shell PLC, Class A (ADR)	2,755,000	195,357
ConocoPhillips	16,839,000	1,172,836
Eni SpA1	27,455,000	604,576
Enbridge Inc.	7,277,607	252,115
Woodside Petroleum Ltd.1	5,390,917	202,885
Sasol Ltd.1	4,333,670	195,762
BP PLC1	26,210,000	193,195
TOTAL SA1	2,634,000	137,741
TOTAL SA (ADR)	600,000	31,380
Husky Energy Inc.	6,445,000	165,465
Türkiye Petrol Rafinerileri AS1	4,712,447	106,046
Statoil ASA1	3,500,532	89,036
Spectra Energy Corp	2,783,220	79,684
		5,008,912

HEALTH CARE — 6.35%
Novartis AG1	23,281,000	1,315,204
Abbott Laboratories	16,870,000	908,787
Bristol-Myers Squibb Co.	18,814,300	594,344
Merck & Co., Inc.	12,426,307	428,708
GlaxoSmithKline PLC1	14,832,000	332,452
Pfizer Inc	15,284,000	294,370
Johnson & Johnson	4,000,000	257,560
Sonic Healthcare Ltd.1	14,481,270	167,183
Bayer AG1	2,181,000	139,104
Roche Holding AG1	845,000	138,921
Orion Oyj, Class B1	6,240,600	129,765
Oriola-KD Oyj, Class B1	4,205,677	11,554
		4,717,952

INDUSTRIALS — 4.00%
MAp Group1,3	101,375,073	362,021
Lockheed Martin Corp.	4,553,500	345,611
Waste Management, Inc.	6,900,700	227,240
Hutchison Port Holdings Trust1,4	233,532,000	154,429
Hutchison Port Holdings Trust1	90,287,000	59,705
Singapore Technologies Engineering Ltd1	91,974,000	206,009
Brambles Ltd.1	25,551,445	176,335
Legrand SA1	4,600,000	162,266
Leighton Holdings Ltd.1	6,294,267	140,853
Hays PLC1,3	89,975,129	113,741
Siemens AG1	1,000,000	104,809
Watsco, Inc.	1,585,000	97,731
FirstGroup PLC1	18,048,166	96,373
BAE Systems PLC1	18,000,000	79,509
SMRT Corp. Ltd.1	51,160,000	74,851
Hopewell Highway Infrastructure Ltd.1	126,218,430	69,395
Emerson Electric Co.	1,280,000	61,594
Securitas AB, Class B1	5,873,565	53,294
Jardine Matheson Holdings Ltd.1	958,800	48,064
SATS Ltd.1	24,526,000	47,749
Singapore Post Private Ltd.1	48,282,000	39,283
Uponor Oyj1	3,654,768	37,728
Geberit AG1,2	182,319	37,305
BELIMO Holding AG1	18,215	32,645
Seco Tools AB, Class B1	2,379,374	32,025
IMI PLC1	2,125,000	28,053
SIA Engineering Co. Ltd.1	8,617,000	25,201
United Technologies Corp.	242,000	18,871
AB SKF, Class B1	764,394	16,871
Steelcase Inc., Class A	1,867,000	13,835
Interserve PLC1	1,902,995	10,086
Pitney Bowes Inc.	47,700	972
		2,974,454

CONSUMER DISCRETIONARY — 3.42%
McDonald’s Corp.	5,101,000	473,628
Home Depot, Inc.	11,544,500	413,293
Time Warner Cable Inc.	3,293,100	209,738
Darden Restaurants, Inc.	4,141,565	198,298
British Sky Broadcasting Group PLC1	16,674,000	187,192
OPAP SA1	15,213,781	176,109
William Hill PLC1,3	39,536,488	137,000
Greene King PLC1,3	14,073,299	101,289
Kingfisher PLC1	18,845,000	77,935
Marks and Spencer Group PLC1	14,380,967	73,897
Genuine Parts Co.	1,195,000	68,629
Daimler AG1	1,215,400	61,746
TUI Travel PLC1	17,924,755	48,928
Leggett & Platt, Inc.	2,180,000	47,742
Stella International Holdings Ltd.1	20,532,500	46,434
Intercontinental Hotels Group PLC1	2,412,352	44,503
Halfords Group PLC1	8,399,000	43,832
Ekornes ASA1,3	1,980,425	40,508
Kesa Electricals PLC1	13,430,200	22,271
Bijou Brigitte modische Accessoires AG1	233,795	21,780
Headlam Group PLC1	3,808,547	16,267
TAKKT AG1	1,023,877	12,976
Aristocrat Leisure Ltd.1	3,791,027	8,959
Esprit Holdings Ltd.1	2,645,512	3,824
GAME Group PLC1	7,840,000	2,423
		2,539,201

INFORMATION TECHNOLOGY — 3.25%
HTC Corp.1	18,151,973	403,637
MediaTek Inc.1	28,005,774	294,140
Delta Electronics, Inc.1	104,851,233	244,892
Maxim Integrated Products, Inc.	8,290,700	216,885
Quanta Computer Inc.1	105,072,190	207,845
Siliconware Precision Industries Co., Ltd.1,3	173,970,300	177,382
Analog Devices, Inc.	3,451,200	126,210
Compal Electronics, Inc.1	136,256,715	124,741
VTech Holdings Ltd.1,3	13,454,000	124,058
Paychex, Inc.	4,000,000	116,560
Xilinx, Inc.	2,589,100	86,631
Redecard SA, ordinary nominative	4,086,400	68,668
Neopost SA1	691,459	52,655
Playtech Ltd.1	10,202,254	44,619
Kingboard Laminates Holdings Ltd.1	68,864,500	37,092
Canon, Inc.1	761,800	34,788
Cielo SA, ordinary nominative	1,221,200	32,364
Halma PLC1	1,956,667	10,510
Oakton Ltd.1	4,563,514	8,038
		2,411,715

MATERIALS — 1.83%
Amcor Ltd.1	42,943,530	314,669
CRH PLC1	11,864,160	213,493
E.I. du Pont de Nemours and Co.	4,000,000	192,280
RPM International, Inc.3	8,340,000	187,400
Koninklijke DSM NV1	3,271,000	167,438
Fletcher Building Ltd.1	21,176,596	112,810
Israel Chemicals Ltd.1	8,793,383	104,758
Akzo Nobel NV1	600,000	31,551
Rautaruukki Oyj1	1,431,029	15,214
Symrise AG1	385,000	9,916
voestalpine AG1	183,000	6,278
China Steel Corp.1	1,393,930	1,385
		1,357,192

MISCELLANEOUS — 3.28%
Other common stocks in initial period of acquisition		2,440,927

Total common stocks (cost: $49,234,183,000)		51,962,913

		Value
Preferred stocks — 0.07%	Shares	(000)

FINANCIALS — 0.04%
Public Storage, Inc., Series F, 6.45%	1,000,000	$25,210
HSBC Holdings PLC, Series 2, 8.00%	200,000	5,371
		30,581

UTILITIES — 0.03%
Southern Co. 5.625%	800,000	20,475

INDUSTRIALS — 0.00%
General Electric Co. PINES 5.50%	76,200	1,942

Total preferred stocks (cost: $51,746,000)		52,998

	Shares or
Convertible securities — 0.20%	principal amount

UTILITIES — 0.11%
PPL Corp. 9.50% convertible preferred 2013, units	1,495,000	84,991

CONSUMER DISCRETIONARY — 0.02%
TUI Travel PLC 4.90% convertible notes 2017	£4,100,000	5,223
TUI Travel PLC 6.00% convertible notes 2014	£9,200,000	12,714
		17,937

CONSUMER STAPLES — 0.02%
Universal Corp. 6.75% convertible preferred	16,000	16,424

INDUSTRIALS — 0.02%
United Continental Holdings, Inc. 6.00% convertible preferred 2030	347,000	11,309

FINANCIALS — 0.01%
Washington Mutual, Inc., Series R, 7.75% noncumulative convertible preferred2	76,628	1,835
Fannie Mae 5.375% convertible preferred 20322	240	1,560
		3,395

MISCELLANEOUS — 0.02%
Other convertible securities in initial period of acquisition		15,408

Total convertible securities (cost: $240,264,000)		149,464

	Principal amount
Bonds & notes — 23.84%	(000)

MORTGAGE-BACKED OBLIGATIONS5 — 8.05%
Fannie Mae 4.89% 2012	$25,000	25,360
Fannie Mae, Series 2002-T11, Class B, 5.341% 2012	30,000	30,591
Fannie Mae, Series 2002-15, Class PG, 6.00% 2017	3,934	4,248
Fannie Mae 5.00% 2018	3,245	3,484
Fannie Mae 4.50% 2019	8,635	9,245
Fannie Mae 5.50% 2019	1,258	1,363
Fannie Mae 4.50% 2020	3,772	4,038
Fannie Mae 5.50% 2020	3,121	3,382
Fannie Mae, Series 2006-78, Class CG, 4.50% 2021	15,000	15,905
Fannie Mae 6.00% 2021	3,311	3,598
Fannie Mae, Series 2003-48, Class TJ, 4.50% 2022	11,296	11,629
Fannie Mae 5.00% 2023	5,611	6,058
Fannie Mae 4.00% 2024	59,512	62,623
Fannie Mae 4.00% 2024	31,455	33,100
Fannie Mae 4.00% 2024	17,103	18,015
Fannie Mae 4.00% 2024	17,117	18,012
Fannie Mae 4.50% 2024	40,714	43,422
Fannie Mae 4.50% 2024	14,504	15,469
Fannie Mae 4.50% 2024	12,976	13,840
Fannie Mae 4.50% 2024	5,486	5,843
Fannie Mae 6.00% 2024	8,960	9,900
Fannie Mae 6.00% 2024	74	80
Fannie Mae 3.50% 2025	24,271	25,261
Fannie Mae 3.50% 2025	20,300	21,128
Fannie Mae 3.50% 2025	18,224	18,967
Fannie Mae 3.50% 2025	9,492	9,879
Fannie Mae 3.50% 2025	9,120	9,492
Fannie Mae 3.50% 2025	1,779	1,852
Fannie Mae 3.00% 2026	111,151	113,930
Fannie Mae 3.00% 2026	60,220	61,519
Fannie Mae 3.50% 2026	68,673	71,473
Fannie Mae 6.00% 2026	34,230	37,822
Fannie Mae 6.00% 2026	4,039	4,443
Fannie Mae 6.00% 2027	70,496	77,542
Fannie Mae 6.00% 2028	2,647	2,911
Fannie Mae 6.00% 2028	1,932	2,121
Fannie Mae 6.00% 2028	1,537	1,691
Fannie Mae 6.00% 2028	1,502	1,652
Fannie Mae, Series 2001-25, Class ZA, 6.50% 2031	1,585	1,785
Fannie Mae 5.00% 2035	112,549	121,429
Fannie Mae, Series 2005-68, Class PG, 5.50% 2035	8,818	9,905
Fannie Mae, Series 2006-32, Class OA, principal only, 0% 2036	8,950	7,878
Fannie Mae, Series 2006-51, Class PO, principal only, 0% 2036	6,033	5,422
Fannie Mae, Series 2006-56, Class OG, principal only, 0% 2036	1,382	1,228
Fannie Mae, Series 2006-96, Class OP, principal only, 0% 2036	1,254	1,114
Fannie Mae, Series 2006-65, Class PF, 0.525% 20366	8,495	8,464
Fannie Mae, Series 2006-101, Class PC, 5.50% 2036	13,893	15,328
Fannie Mae, Series 2006-106, Class HG, 6.00% 2036	42,931	48,427
Fannie Mae, Series 2006-43, Class PX, 6.00% 2036	37,193	41,443
Fannie Mae 6.00% 2036	29,397	32,429
Fannie Mae, Series 2006-49, Class PA, 6.00% 2036	28,012	31,562
Fannie Mae 6.00% 2036	22,254	24,549
Fannie Mae 6.00% 2036	15,954	17,540
Fannie Mae 6.00% 2036	13,671	15,081
Fannie Mae 6.00% 2036	6,322	6,950
Fannie Mae 7.00% 2036	993	1,123
Fannie Mae 7.50% 2036	689	772
Fannie Mae, Series 2007-37, Class AP, 5.25% 2037	52,900	59,204
Fannie Mae, Series 2007-40, Class PT, 5.50% 2037	39,642	44,041
Fannie Mae, Series 2007-33, Class HE, 5.50% 2037	11,494	12,670
Fannie Mae 6.00% 2037	20,210	22,174
Fannie Mae 6.00% 2037	17,285	18,955
Fannie Mae 6.00% 2037	10,611	11,706
Fannie Mae 6.00% 2037	6,135	6,741
Fannie Mae 6.50% 2037	14,590	16,070
Fannie Mae 6.50% 2037	1,702	1,875
Fannie Mae 6.50% 2037	1,585	1,746
Fannie Mae 6.50% 2037	628	692
Fannie Mae 7.00% 2037	20,709	23,406
Fannie Mae 7.00% 2037	957	1,081
Fannie Mae 7.50% 2037	3,126	3,500
Fannie Mae 7.50% 2037	991	1,110
Fannie Mae 7.50% 2037	560	642
Fannie Mae 7.50% 2037	536	600
Fannie Mae 7.50% 2037	168	188
Fannie Mae 5.127% 20386	10,053	10,895
Fannie Mae 5.353% 20386	9,580	10,212
Fannie Mae 5.456% 20386	1,084	1,162
Fannie Mae 5.50% 2038	19,563	21,357
Fannie Mae 5.50% 2038	15,165	16,555
Fannie Mae 5.50% 2038	11,837	12,922
Fannie Mae 5.50% 2038	7,894	8,619
Fannie Mae 5.50% 2038	6,265	6,806
Fannie Mae 5.50% 2038	3,490	3,810
Fannie Mae 6.00% 2038	330,680	364,229
Fannie Mae 6.00% 2038	119,053	130,810
Fannie Mae 6.00% 2038	42,445	46,637
Fannie Mae 6.00% 2038	34,810	38,166
Fannie Mae 6.00% 2038	9,073	9,969
Fannie Mae 6.00% 2038	6,003	6,595
Fannie Mae 6.00% 2038	4,885	5,365
Fannie Mae 7.00% 2038	553	625
Fannie Mae 3.547% 20396	11,585	12,127
Fannie Mae 3.567% 20396	9,620	10,041
Fannie Mae 3.58% 20396	9,591	10,057
Fannie Mae 3.645% 20396	11,576	12,215
Fannie Mae 3.671% 20396	3,253	3,399
Fannie Mae 3.732% 20396	5,298	5,592
Fannie Mae 3.797% 20396	9,279	9,773
Fannie Mae 3.816% 20396	5,967	6,259
Fannie Mae 3.823% 20396	6,035	6,391
Fannie Mae 3.866% 20396	9,271	9,717
Fannie Mae 3.883% 20396	2,629	2,770
Fannie Mae 3.942% 20396	6,153	6,488
Fannie Mae 3.947% 20396	1,919	2,026
Fannie Mae 6.00% 2039	77,035	84,642
Fannie Mae 6.00% 2039	29,548	32,396
Fannie Mae 6.00% 2039	17,327	19,038
Fannie Mae 4.00% 2040	6,881	7,165
Fannie Mae 4.50% 2040	3,112	3,319
Fannie Mae 4.50% 2040	2,238	2,384
Fannie Mae 4.50% 2040	2,092	2,229
Fannie Mae 4.50% 2040	1,958	2,088
Fannie Mae 4.50% 2040	1,808	1,928
Fannie Mae 4.50% 2040	1,703	1,814
Fannie Mae 4.50% 2040	1,561	1,663
Fannie Mae 4.50% 2040	1,250	1,333
Fannie Mae 4.50% 2040	1,001	1,066
Fannie Mae 4.50% 2040	999	1,065
Fannie Mae 4.50% 2040	628	669
Fannie Mae 4.50% 2040	608	647
Fannie Mae 4.50% 2040	187	200
Fannie Mae 4.50% 2040	132	141
Fannie Mae 5.00% 2040	17,393	18,880
Fannie Mae 5.00% 2040	6,076	6,595
Fannie Mae 5.00% 2040	3,972	4,311
Fannie Mae 6.00% 2040	58,010	63,792
Fannie Mae 6.00% 2040	20,003	21,978
Fannie Mae 3.50% 2041	193,830	197,252
Fannie Mae 3.50% 2041	9,240	9,447
Fannie Mae 4.00% 2041	66,380	69,025
Fannie Mae 4.00% 2041	63,326	66,113
Fannie Mae 4.00% 2041	38,785	40,560
Fannie Mae 4.00% 2041	24,404	25,406
Fannie Mae 4.00% 2041	17,862	18,596
Fannie Mae 4.00% 2041	14,553	15,151
Fannie Mae 4.00% 2041	10,434	10,898
Fannie Mae 4.00% 2041	8,828	9,190
Fannie Mae 4.00% 2041	7,964	8,291
Fannie Mae 4.00% 2041	7,932	8,258
Fannie Mae 4.00% 2041	6,725	7,021
Fannie Mae 4.00% 2041	6,651	6,924
Fannie Mae 4.00% 2041	5,897	6,140
Fannie Mae 4.50% 2041	171,410	181,266
Fannie Mae 4.50% 2041	45,220	47,884
Fannie Mae 4.50% 2041	35,666	38,056
Fannie Mae 4.50% 2041	30,495	32,292
Fannie Mae 4.50% 2041	27,928	29,749
Fannie Mae 4.50% 2041	26,885	28,637
Fannie Mae 4.50% 2041	24,294	25,878
Fannie Mae 4.50% 2041	24,114	25,534
Fannie Mae 4.50% 2041	12,166	12,982
Fannie Mae 4.50% 2041	11,963	12,776
Fannie Mae 4.50% 2041	10,303	11,013
Fannie Mae 4.50% 2041	9,370	9,981
Fannie Mae 4.50% 2041	9,195	9,737
Fannie Mae 4.50% 2041	8,190	8,724
Fannie Mae 4.50% 2041	4,455	4,751
Fannie Mae 4.50% 2041	3,249	3,461
Fannie Mae 4.50% 2041	2,437	2,599
Fannie Mae 4.50% 2041	2,382	2,538
Fannie Mae 4.50% 2041	1,758	1,873
Fannie Mae 4.50% 2041	444	472
Fannie Mae 4.50% 2041	306	325
Fannie Mae 5.00% 2041	52,420	56,384
Fannie Mae 5.00% 2041	21,345	23,170
Fannie Mae 5.00% 2041	17,000	18,479
Fannie Mae 5.00% 2041	12,935	14,041
Fannie Mae 5.00% 2041	11,293	12,258
Fannie Mae 5.00% 2041	8,547	9,291
Fannie Mae 5.00% 2041	7,125	7,734
Fannie Mae 5.00% 2041	6,514	7,097
Fannie Mae 5.00% 2041	6,336	6,878
Fannie Mae 5.00% 2041	6,184	6,737
Fannie Mae 5.00% 2041	5,229	5,643
Fannie Mae 5.00% 2041	5,020	5,473
Fannie Mae 5.00% 2041	4,754	5,183
Fannie Mae 5.00% 2041	4,340	4,711
Fannie Mae 5.00% 2041	2,050	2,225
Fannie Mae 5.50% 2036	140,760	152,703
Fannie Mae 6.00% 2039	174,080	190,808
Fannie Mae 6.50% 2037	30,960	34,124
Fannie Mae, Series 2001-50, Class BA, 7.00% 2041	223	251
Fannie Mae, Series 2002-W3, Class A-5, 7.50% 2041	183	220
Fannie Mae 7.00% 2047	1,288	1,430
Freddie Mac, Series 2890, Class KT, 4.50% 2019	2,500	2,768
Freddie Mac 5.50% 2019	4,142	4,471
Freddie Mac, Series 2642, Class BL, 3.50% 2023	3,902	4,041
Freddie Mac, Series 2626, Class NG, 3.50% 2023	2,075	2,133
Freddie Mac 5.50% 2023	7,474	8,059
Freddie Mac, Series 1617, Class PM, 6.50% 2023	1,899	2,112
Freddie Mac, Series 3135, Class OP, principal only, 0% 2026	3,021	2,712
Freddie Mac 6.00% 2026	10,748	11,777
Freddie Mac 6.00% 2026	8,808	9,651
Freddie Mac 5.50% 2027	19,132	20,772
Freddie Mac 6.50% 2027	10,995	12,224
Freddie Mac, Series 2153, Class GG, 6.00% 2029	3,469	3,904
Freddie Mac, Series 2122, Class QM, 6.25% 2029	6,535	7,356
Freddie Mac 6.50% 2032	1,767	1,973
Freddie Mac, Series 3061, Class PN, 5.50% 2035	14,030	15,642
Freddie Mac, Series 3136, Class OP, principal only, 0% 2036	14,730	13,580
Freddie Mac, Series 3155, Class FO, principal only, 0% 2036	8,626	7,902
Freddie Mac, Series 3149, Class MO, principal only, 0% 2036	3,494	3,182
Freddie Mac, Series 3147, Class OD, principal only, 0% 2036	3,432	3,120
Freddie Mac, Series 3149, Class AO, principal only, 0% 2036	3,062	2,816
Freddie Mac, Series 3117, Class OG, principal only, 0% 2036	1,909	1,708
Freddie Mac, Series 3156, Class NG, 6.00% 2036	33,833	38,320
Freddie Mac, Series 3286, Class JN, 5.50% 2037	23,065	25,198
Freddie Mac 5.676% 20376	6,823	7,286
Freddie Mac, Series 3271, Class OA, 6.00% 2037	22,073	25,169
Freddie Mac 5.00% 2038	8,908	9,628
Freddie Mac 5.00% 2038	8,458	9,142
Freddie Mac 5.00% 2038	2,563	2,770
Freddie Mac 5.00% 2038	1,930	2,086
Freddie Mac 5.00% 2038	1,661	1,800
Freddie Mac 5.00% 2038	41	44
Freddie Mac 5.041% 20386	6,019	6,496
Freddie Mac 5.50% 2038	95,909	103,824
Freddie Mac 5.50% 2038	95,205	103,061
Freddie Mac 5.50% 2038	35,115	38,024
Freddie Mac 5.50% 2038	26,605	28,801
Freddie Mac 5.538% 20386	5,492	5,816
Freddie Mac 5.889% 20386	8,554	9,232
Freddie Mac 3.555% 20396	3,016	3,160
Freddie Mac 5.00% 2039	59,430	63,807
Freddie Mac 5.00% 2039	95	102
Freddie Mac 5.50% 2039	156,048	168,973
Freddie Mac 5.00% 2040	8,525	9,155
Freddie Mac 5.00% 2041	16,780	18,186
Freddie Mac 5.00% 2041	16,086	17,434
Freddie Mac 5.00% 2041	5,008	5,428
Freddie Mac 5.00% 2041	4,396	4,775
Freddie Mac 5.00% 2041	4,093	4,446
Freddie Mac 5.00% 2041	3,316	3,594
Freddie Mac 5.00% 2041	3,054	3,317
Freddie Mac 5.00% 2041	2,945	3,199
Freddie Mac 5.00% 2041	2,229	2,421
Freddie Mac 5.00% 2041	994	1,069
Freddie Mac 6.50% 2047	2,525	2,747
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2001-C1, Class F, 6.878% 20354,6	5,050	5,041
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2004-CBX, Class A-5, 4.654% 2037	3,330	3,389
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-CB12, Class A-4, 4.895% 2037	5,000	5,506
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2003-ML1, Class A-1, 3.972% 2039	3,494	3,520
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP3, Class A-4B, 4.996% 20426	14,840	15,268
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-CIBC13, Class A-4, 5.278% 20436	7,200	7,713
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-CIBC13, Class A-M, 5.319% 20436	16,830	15,886
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CIBC14, Class A-4, 5.481% 20446	15,000	16,178
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP7, Class A-4, 5.878% 20456	60,508	67,181
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2011-C4, Class A-2, 3.341% 20464	11,255	11,403
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2011-C3A, Class A-2, 3.673% 20464	17,400	17,911
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP1, Class A-2, 4.625% 2046	11,755	11,898
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2007-LDPX, Class A-2, 5.434% (undated)	21,095	21,813
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2007-CB19, Class A-4, 5.739% 20496	9,597	10,429
Government National Mortgage Assn. 6.00% 2033	2,086	2,341
Government National Mortgage Assn. 5.50% 2034	5,990	6,698
Government National Mortgage Assn. 5.50% 2034	3,847	4,302
Government National Mortgage Assn. 6.00% 2034	3,607	4,049
Government National Mortgage Assn., Series 2005-7, Class AO, principal only, 0% 2035	6,405	5,655
Government National Mortgage Assn. 5.50% 2035	4,185	4,680
Government National Mortgage Assn. 5.50% 2036	2,765	3,086
Government National Mortgage Assn. 6.00% 2036	1,828	2,050
Government National Mortgage Assn., Series 2007-8, Class LO, principal only, 0% 2037	6,593	5,914
Government National Mortgage Assn. 4.50% 2037	12,008	13,117
Government National Mortgage Assn. 6.00% 2037	6,954	7,794
Government National Mortgage Assn. 5.50% 2039	6,466	7,201
Government National Mortgage Assn. 5.50% 2039	1,530	1,701
Government National Mortgage Assn. 6.00% 2039	11,193	12,510
Government National Mortgage Assn. 6.50% 2039	3,288	3,689
Government National Mortgage Assn. 3.50% 2040	793	825
Government National Mortgage Assn. 4.50% 2040	10,913	11,852
Government National Mortgage Assn. 4.50% 2040	6,700	7,277
Government National Mortgage Assn. 4.50% 2040	2,220	2,413
Government National Mortgage Assn. 5.00% 2040	3,970	4,380
Government National Mortgage Assn. 5.00% 2040	3,469	3,822
Government National Mortgage Assn. 5.00% 2040	714	788
Government National Mortgage Assn. 5.00% 2040	103	114
Government National Mortgage Assn. 6.50% 2041	3,996	4,490
Government National Mortgage Assn. 5.816% 2058	13,220	14,460
Government National Mortgage Assn., Series 2003, 6.116% 2058	1,476	1,631
Government National Mortgage Assn. 6.172% 2058	1,581	1,706
Government National Mortgage Assn. 6.205% 2058	4,433	4,922
Government National Mortgage Assn. 6.22% 2058	2,883	3,126
CS First Boston Mortgage Securities Corp., Series 2002-30, Class I-A-1, 7.50% 2032	473	507
CS First Boston Mortgage Securities Corp., Series 2002-34, Class I-A-1, 7.50% 2032	277	292
CS First Boston Mortgage Securities Corp., Series 2003-21, Class V-A-1, 6.50% 2033	389	406
CS First Boston Mortgage Securities Corp., Series 2001-CK6, Class A-3, 6.387% 2036	3	3
CS First Boston Mortgage Securities Corp., Series 2004-C5, Class A-3, 4.499% 2037	9,005	8,994
CS First Boston Mortgage Securities Corp., Series 2002-CKN2, Class A-3, 6.133% 2037	2,933	2,959
CS First Boston Mortgage Securities Corp., Series 2005-C5, Class A-3, 5.10% 20386	13,592	13,786
CS First Boston Mortgage Securities Corp., Series 2006-C5, Class A-3, 5.311% 2039	32,645	34,720
CS First Boston Mortgage Securities Corp., Series 2006-C1, Class A-AB, 5.42% 20396	15,376	16,199
CS First Boston Mortgage Securities Corp., Series 2007-C4, Class A-4, 5.795% 20396	25,290	26,353
CS First Boston Mortgage Securities Corp., Series 2005-C6, Class A-3, 5.23% 20406	23,544	24,395
Greenwich Capital Commercial Funding Corp., Series 2005-GG5, Class A-2, 5.117% 2037	3,234	3,272
Greenwich Capital Commercial Funding Corp., Series 2005-GG5, Class A-4-1, 5.243% 20376	38,142	40,445
Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A-4, 5.877% 20386	14,395	15,903
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A-4, 5.444% 2039	11,000	11,795
American Tower Trust I, Series 2007-1A, Class A-FX, 5.42% 20374	27,000	28,168
American Tower Trust I, Series 2007-1A, Class C, 5.615% 20374	10,000	10,811
American Tower Trust I, Series 2007-1A, Class D, 5.957% 20374	15,000	16,188
Citigroup-Deutsche Bank Commercial Mortgage Trust, Series 2006-CD3, Class A-5, 5.617% 2048	47,426	51,150
Banc of America Commercial Mortgage Inc., Series 2005-1, Class A-3, 4.877% 2042	6,118	6,123
Banc of America Commercial Mortgage Inc., Series 2005-5, Class A-4, 5.115% 20456	3,500	3,837
Banc of America Commercial Mortgage Inc., Series 2005-5, Class A-3A, 5.12% 20456	21,700	22,009
Banc of America Commercial Mortgage Inc., Series 2006-2, Class A-3, 5.703% 20456	4,955	5,136
Banc of America Commercial Mortgage Inc., Series 2006-4, Class A-4, 5.634% 2046	5,000	5,533
Banc of America Commercial Mortgage Inc., Series 2007-3, Class A-4, 5.623% (undated)6	5,000	5,303
Wachovia Bank Commercial Mortgage Trust, Series 2005-C22, Class A-2, 5.242% 2044	2,981	3,004
Wachovia Bank Commercial Mortgage Trust, Series 2005-C22, Class A-4, 5.269% 20446	30,000	33,424
Wachovia Bank Commercial Mortgage Trust, Series 2006-C23, Class A-PB, 5.446% 2045	4,198	4,265
Morgan Stanley Capital I Trust, Series 2005-HQ7, Class A-2, 5.202% 20426	16,482	16,785
Morgan Stanley Capital I Trust, Series 2006-IQ11, Class A-M, 5.734% 20426	20,105	20,050
Bank of America 5.50% 20124	30,000	30,838
Northern Rock PLC 5.625% 20174	20,000	21,313
Northern Rock PLC 5.625% 2017	6,000	6,394
ML-CFC Commercial Mortgage Trust, Series 2006-4, Class A-3, 5.172% (undated)6	25,000	27,061
DBUBS Mortgage Trust, Series 2011-LC1A, Class A1, 3.742% 20464	24,628	25,695
Crown Castle Towers LLC, Series 2010-1, Class C, 4.523% 20354	8,000	8,424
Crown Castle Towers LLC, Series 2010-5, Class C, 4.174% 20374	15,000	15,334
HBOS Treasury Services PLC 5.00% 20114	6,920	6,933
HBOS Treasury Services PLC 5.25% 20174	14,000	15,030
GE Commercial Mortgage Corp., Series 2005-C2, Class A-2, 4.706% 2043	2,560	2,559
GE Commercial Mortgage Corp., Series 2005-C4, Class A-3A, 5.314% 20456	17,000	17,444
Bear Stearns Commercial Mortgage Securities Inc., Series 2005-PWR9, Class A-AB, 4.804% 2042	16,578	17,310
Banco Bilbao Vizcaya Argentaria, SA 5.75% 20174	15,000	15,286
Bear Stearns Commercial Mortgage Securities Trust, Series 2006-PWR13, Class A-2, 5.426% 2041	3,319	3,315
Bear Stearns Commercial Mortgage Securities Trust, Series 2006-PWR13, Class A-4, 5.54% 2041	6,300	6,958
Merrill Lynch Mortgage Trust, Series 2005-MKB2, Class A-2, 4.806% 2042	3,540	3,563
Merrill Lynch Mortgage Trust, Series 2005-MCP1, Class A-2, 4.556% 2043	833	847
Merrill Lynch Mortgage Trust, Series 2005-MCP1, Class A-4, 4.747% 20436	5,065	5,461
GE Capital Commercial Mortgage Corp., Series 2002-3, Class A-2, 4.996% 2037	9,260	9,480
COBALT CMBS Commercial Mortgage Trust, Series 2006-C1, Class A-2, 5.174% 2048	9,060	9,224
Washington Mutual Mortgage, WMALT Series 2005-1, Class 5-A-1, 6.00% 2035	7,487	6,651
American General Mortgage Loan Trust, Series 2010-1A, Class A-1, 5.15% 20584,6	5,571	5,712
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP8, Class A-4, 5.399% 2045	5,000	5,507
LB-UBS Commercial Mortgage Trust, Series 2005-C3, Class A-3, 4.647% 2030	1,662	1,666
LB-UBS Commercial Mortgage Trust, Series 2005-C7, Class A-4, 5.197% 20306	2,500	2,787
Countrywide Alternative Loan Trust, Series 2004-14T2, Class A-2, 5.50% 2034	2,601	2,577
Cendant Mortgage Capital LLC, Series 2003-5P, Class A-3, 4.906% 20194,6	1,752	1,744
Bear Stearns ARM Trust, Series 2003-8, Class III-A, 2.774% 20346	1,820	1,546
Banc of America Mortgage Securities Inc., Series 2004-B, Class 1-A1, 2.746% 20346	233	217
Commercial Mortgage Trust, Series 2004-LNB2, Class A-3, 4.221% 2039	203	203
		5,983,326

BONDS & NOTES OF U.S. GOVERNMENT & GOVERNMENT AGENCIES — 6.53%
U.S. Treasury 1.125% 2011	30,000	30,041
U.S. Treasury 0.875% 2012	52,990	53,137
U.S. Treasury 1.375% 2012	160,030	162,034
U.S. Treasury 1.875% 2012	75,000	75,821
U.S. Treasury 4.375% 2012	30,000	31,000
U.S. Treasury 4.875% 2012	137,240	139,154
U.S. Treasury 4.875% 2012	75,000	77,371
U.S. Treasury 0.625% 2013	100	101
U.S. Treasury 2.75% 2013	50,000	52,476
U.S. Treasury 3.125% 2013	25,000	26,316
U.S. Treasury 4.25% 2013	122,000	130,716
U.S. Treasury 4.25% 2014	100,000	111,525
U.S. Treasury 1.625% 20157	9,206	10,041
U.S. Treasury 4.25% 2015	75,000	85,219
U.S. Treasury 9.875% 2015	83,820	114,651
U.S. Treasury 10.625% 2015	7,500	10,319
U.S. Treasury 11.25% 2015	120,480	162,729
U.S. Treasury 0.125% 20167	70,996	74,564
U.S. Treasury 1.00% 2016	94,015	94,219
U.S. Treasury 1.00% 2016	7,945	7,952
U.S. Treasury 1.75% 2016	10,000	10,404
U.S. Treasury 2.125% 2016	1,500	1,587
U.S. Treasury 2.625% 2016	26,140	28,203
U.S. Treasury 7.50% 2016	190,000	251,102
U.S. Treasury 9.25% 2016	96,000	130,577
U.S. Treasury 3.25% 2017	47,190	52,484
U.S. Treasury 8.75% 2017	50,000	70,574
U.S. Treasury 8.875% 2017	100,000	143,284
U.S. Treasury 2.125% 20197	25,554	30,094
U.S. Treasury 8.125% 2019	9,000	13,264
U.S. Treasury 3.50% 2020	25,000	28,250
U.S. Treasury 8.75% 2020	108,370	168,812
U.S. Treasury 8.75% 2020	30,000	46,477
U.S. Treasury 0.625% 20217	67,992	71,855
U.S. Treasury 2.125% 2021	10,461	10,455
U.S. Treasury 3.125% 2021	42,500	46,372
U.S. Treasury 3.625% 2021	10,000	11,364
U.S. Treasury 8.00% 2021	22,500	34,549
U.S. Treasury 8.125% 2021	25,000	38,476
U.S. Treasury 6.25% 2023	25,000	34,965
U.S. Treasury 7.125% 2023	25,000	37,024
U.S. Treasury 6.875% 2025	25,000	37,519
U.S. Treasury 6.75% 2026	6,325	9,493
U.S. Treasury 4.50% 2036	8,000	10,015
U.S. Treasury 4.375% 2039	61,290	75,789
U.S. Treasury 4.375% 2040	27,200	33,659
U.S. Treasury 4.625% 2040	22,930	29,476
U.S. Treasury 3.75% 2041	47,700	53,265
U.S. Treasury 4.75% 2041	521,340	684,582
Fannie Mae, Series 1, 4.75% 2012	75,000	78,465
Fannie Mae 6.125% 2012	251,000	256,595
Fannie Mae 2.50% 2014	25,000	26,259
Fannie Mae 2.75% 2014	50,000	52,679
Fannie Mae 4.625% 2014	25,000	27,937
Fannie Mae 5.00% 2015	25,000	28,649
Fannie Mae 5.375% 2016	10,420	12,432
Federal Home Loan Bank, Series 363, 4.50% 2012	50,000	52,163
Federal Home Loan Bank, Series 312, 5.75% 2012	25,000	25,747
Federal Home Loan Bank 3.625% 2013	105,000	111,650
Federal Home Loan Bank 5.50% 2014	82,500	93,742
Freddie Mac 5.75% 2012	75,000	75,851
Freddie Mac 3.00% 2014	40,000	42,648
Freddie Mac 5.00% 2014	40,000	44,764
Freddie Mac 5.50% 2016	14,580	17,424
United States Government Agency-Guaranteed (FDIC insured), Citigroup Inc. 1.875% 2012	20,000	20,173
United States Government Agency-Guaranteed (FDIC insured), Citigroup Inc. 1.875% 2012	15,000	15,236
United States Government Agency-Guaranteed (FDIC insured), Citigroup Inc. 1.875% 2012	10,000	10,098
United States Government Agency-Guaranteed (FDIC insured), Citigroup Inc. 2.25% 2012	6,300	6,441
United States Government Agency-Guaranteed (FDIC insured), Goldman Sachs Group, Inc. 0.547% 20126	25,000	25,037
United States Government Agency-Guaranteed (FDIC insured), Goldman Sachs Group, Inc. 3.25% 2012	15,000	15,273
CoBank ACB 7.875% 20184	17,160	20,716
CoBank ACB 0.947% 20224,6	18,690	16,821
United States Government Agency-Guaranteed (FDIC insured), Ally Financial Inc. 1.75% 2012	15,000	15,220
United States Government Agency-Guaranteed (FDIC insured), Ally Financial Inc. 2.20% 2012	20,000	20,430
United States Government Agency-Guaranteed (FDIC insured), General Electric Capital Corp., Series G, 2.625% 2012	20,000	20,538
United States Government Agency-Guaranteed (FDIC insured), Bank of America Corp. 2.10% 2012	18,335	18,506
United States Government Agency-Guaranteed (FDIC insured), Morgan Stanley 2.25% 2012	15,000	15,117
United States Government Agency-Guaranteed (FDIC insured), JPMorgan Chase & Co. 0.608% 20126	15,000	15,067
Federal Farm Credit Banks, Consolidated Systemwide Designated Bonds, 3.00% 2014	10,000	10,684
United States Government Agency-Guaranteed (FDIC insured), Sovereign Bancorp, Inc. 2.75% 2012	10,000	10,055
US AgBank, junior subordinated 6.11% (undated)4,6	13,000	8,450
		4,854,223

FINANCIALS — 2.88%
Prologis, Inc. 7.625% 2014	24,420	27,050
Prologis, Inc. 6.25% 2017	34,380	37,636
Prologis, Inc. 6.625% 2018	35,930	39,264
Prologis, Inc. 6.625% 2019	6,878	7,513
Prologis, Inc. 7.375% 2019	38,684	44,104
Prologis, Inc. 6.875% 2020	88,100	97,944
Westfield Capital Corp. Ltd., WT Finance (Australia) Pty Ltd. and WEA Finance LLC 5.125% 20144	20,285	21,723
Westfield Group 7.50% 20144	20,000	22,374
Westfield Group 5.75% 20154	26,550	28,687
Westfield Group 5.70% 20164	16,000	17,286
Westfield Group 7.125% 20184	42,395	48,211
Westfield Group 6.75% 20194	22,295	25,276
WEA Finance LLC 4.625% 20214	19,883	19,786
JPMorgan Chase & Co. 3.40% 2015	15,000	15,479
JPMorgan Chase & Co. 3.15% 2016	7,805	7,836
JPMorgan Chase & Co. 3.45% 2016	27,652	28,315
JPMorgan Chase & Co. 4.35% 2021	8,500	8,547
JPMorgan Chase & Co. 4.625% 2021	5,000	5,150
JPMorgan Chase & Co., Series I, junior subordinated 7.90% (undated)6	78,766	85,098
Goldman Sachs Group, Inc. 3.625% 2016	22,000	21,844
Goldman Sachs Group, Inc. 5.25% 2021	87,000	88,258
Goldman Sachs Group, Inc. 6.25% 2041	5,000	5,212
Wells Fargo & Co. 3.676% 2016	16,500	17,374
Wells Fargo & Co., Series K, junior subordinated 7.98% (undated)6	84,806	91,166
Bank of America Corp., Series L, 3.625% 2016	14,400	13,763
Bank of America Corp. 3.75% 2016	20,220	19,332
Bank of America Corp. 5.75% 2017	12,500	12,477
Bank of America Corp. 5.65% 2018	13,730	13,797
Bank of America Corp. 5.625% 2020	15,635	15,130
Bank of America Corp. 5.00% 2021	3,475	3,279
Bank of America Corp. 5.875% 2021	10,000	9,837
NB Capital Trust IV 8.25% 2027	13,500	12,656
Simon Property Group, LP 6.75% 2014	34,230	38,147
Simon Property Group, LP 4.20% 2015	7,980	8,446
Simon Property Group, LP 5.875% 2017	5,000	5,675
Simon Property Group, LP 6.125% 2018	14,715	16,911
Simon Property Group, LP 4.375% 2021	17,400	18,097
Citigroup Inc. 4.587% 2015	12,810	13,411
Citigroup Inc. 3.953% 2016	12,413	12,738
Citigroup Inc. 6.125% 2018	18,445	20,512
Citigroup Inc. 8.50% 2019	21,520	26,731
Citigroup Inc. 4.50% 2022	5,000	5,040
PNC Funding Corp. 5.40% 2014	10,000	10,993
PNC Funding Corp. 4.25% 2015	6,800	7,349
PNC Funding Corp. 2.70% 2016	24,800	25,162
PNC Funding Corp. 6.70% 2019	3,000	3,603
PNC Preferred Funding Trust I, junior subordinated 6.517% (undated)4,6	8,600	6,600
PNC Preferred Funding Trust III, junior subordinated 8.70% (undated)4,6	14,300	14,740
Morgan Stanley 3.80% 2016	13,500	13,090
Morgan Stanley, Series F, 5.625% 2019	43,000	42,636
Morgan Stanley 5.50% 2021	2,000	1,963
Morgan Stanley, Series F, 5.75% 2021	10,000	9,922
Developers Diversified Realty Corp. 5.375% 2012	15,221	15,403
Developers Diversified Realty Corp. 5.50% 2015	4,194	4,273
Developers Diversified Realty Corp. 9.625% 2016	10,245	11,862
Developers Diversified Realty Corp. 7.50% 2017	15,310	16,609
Developers Diversified Realty Corp. 4.75% 2018	2,750	2,597
Developers Diversified Realty Corp. 7.875% 2020	10,090	10,968
Monumental Global Funding 5.50% 20134	23,915	25,362
Monumental Global Funding III 0.603% 20144,6	14,860	14,441
Monumental Global Funding III 5.25% 20144	19,500	20,667
HBOS PLC 6.75% 20184	39,880	34,796
Lloyds TSB Bank PLC 6.375% 2021	14,000	15,065
HBOS PLC 6.00% 20334	9,285	6,096
Hospitality Properties Trust 6.75% 2013	14,925	15,275
Hospitality Properties Trust 5.125% 2015	3,675	3,755
Hospitality Properties Trust 6.30% 2016	4,050	4,298
Hospitality Properties Trust 6.70% 2018	22,703	24,166
Société Générale 5.75% 20164	29,435	26,866
Société Générale 5.20% 20214	17,500	16,192
Société Générale, junior subordinated 5.922% (undated)4,6	4,705	3,225
AXA SA, Series B, junior subordinated 6.379% (undated)4,6	33,835	25,630
AXA SA, junior subordinated 6.463% (undated)4,6	25,400	18,224
CNA Financial Corp. 5.85% 2014	32,000	33,884
CNA Financial Corp. 6.50% 2016	2,500	2,718
CNA Financial Corp. 7.35% 2019	6,000	6,639
New York Life Global Funding 5.25% 20124	20,000	20,864
New York Life Global Funding 4.65% 20134	4,000	4,211
New York Life Global Funding 2.45% 20164	8,000	8,122
UBS AG 5.875% 2017	20,155	22,126
UBS AG 5.75% 2018	5,360	5,690
UBS AG 4.875% 2020	2,500	2,580
UBS AG 7.75% 20261	2,000	2,313
Prudential Financial, Inc., Series D, 5.15% 2013	9,000	9,403
PRICOA Global Funding I 5.30% 20134	2,500	2,669
Prudential Holdings, LLC, Series C, 8.695% 20234,5	15,000	18,541
Barclays Bank PLC 5.125% 2020	2,675	2,796
Barclays Bank PLC 5.14% 2020	28,525	26,021
Kimco Realty Corp. 6.00% 2012	4,062	4,221
Pan Pacific Retail Properties, Inc. 6.125% 2013	4,545	4,738
Kimco Realty Corp., Series C, 4.82% 2014	3,068	3,215
Kimco Realty Corp., Series C, 5.783% 2016	4,147	4,517
Kimco Realty Corp. 4.30% 2018	12,000	12,088
Capital One Bank 6.50% 2013	13,477	14,340
Capital One Capital III 7.686% 20366	14,338	14,195
Liberty Mutual Group Inc. 5.75% 20144	14,000	14,565
Liberty Mutual Group Inc. 6.70% 20164	10,000	10,938
Liberty Mutual Group Inc. 6.50% 20354	2,695	2,743
Royal Bank of Scotland Group PLC 5.00% 2014	5,400	5,056
Royal Bank of Scotland PLC 4.875% 2015	5,000	5,090
Royal Bank of Scotland Group PLC 4.375% 2016	4,000	4,034
Royal Bank of Scotland PLC 5.625% 2020	650	664
Royal Bank of Scotland PLC 6.125% 2021	12,500	13,261
BNP Paribas 4.80% 20154	2,500	2,411
BNP Paribas 5.00% 2021	12,100	12,224
BNP Paribas, junior subordinated 7.195% (undated)4,6	15,900	13,356
ACE INA Holdings Inc. 5.875% 2014	5,000	5,535
ACE INA Holdings Inc. 2.60% 2015	6,275	6,432
ACE INA Holdings Inc. 5.70% 2017	2,750	3,145
ACE Capital Trust II 9.70% 2030	7,210	9,461
MetLife Global Funding I 5.125% 20134	4,305	4,527
MetLife Global Funding I 5.125% 20144	15,000	16,232
MetLife Global Funding I 2.50% 20154	2,500	2,509
Northern Trust Corp. 4.625% 2014	8,475	9,200
Northern Trust Corp. 5.85% 20174	10,150	11,600
Genworth Global Funding Trust, Series 2007-C, 5.25% 2012	19,000	19,147
ERP Operating LP 6.584% 2015	3,245	3,642
ERP Operating LP 5.125% 2016	4,445	4,847
ERP Operating LP 5.375% 2016	2,750	3,033
ERP Operating LP 5.75% 2017	6,000	6,723
HVB Funding Trust I, junior subordinated 8.741% 20314	14,771	12,648
HVB Funding Trust III, junior subordinated 9.00% 20314	6,394	5,475
QBE Capital Funding II LP 6.797% (undated)4,6	19,900	18,044
UnumProvident Finance Co. PLC 6.85% 20154	1,885	2,086
Unum Group 7.125% 2016	11,020	12,670
Berkshire Hathaway Inc. 2.125% 2013	4,000	4,081
Berkshire Hathaway Inc. 3.20% 2015	5,000	5,299
Berkshire Hathaway Inc. 2.20% 2016	3,000	3,061
Berkshire Hathaway Inc. 3.75% 2021	2,000	2,065
Lazard Group LLC 7.125% 2015	11,250	12,329
Santander Issuances, SA Unipersonal 6.50% 20194,6	12,700	12,196
Standard Chartered PLC 3.85% 20154	7,000	7,147
Standard Chartered PLC 3.20% 20164	5,000	4,947
American Express Co. 6.15% 2017	9,080	10,473
Brandywine Operating Partnership, LP 5.75% 2012	7,505	7,581
Brandywine Operating Partnership, LP 5.40% 2014	2,500	2,596
UDR, Inc., Series A, 5.25% 2015	8,975	9,599
USAA Capital Corp 1.05% 20144	8,500	8,518
Discover Financial Services 6.45% 2017	3,057	3,209
Discover Financial Services 10.25% 2019	4,334	5,224
Intesa Sanpaolo SpA 3.625% 20154	1,065	957
Intesa Sanpaolo SpA 6.50% 20214	8,065	7,475
Chubb Corp., junior subordinated 6.375% 20676	7,500	7,575
NASDAQ OMX Group, Inc. 5.25% 2018	6,800	7,105
BBVA Bancomer SA 4.50% 20164	3,725	3,753
BBVA Bancomer SA 6.50% 20214	1,500	1,507
Principal Life Insurance Co. 6.25% 20124	5,000	5,075
TIAA Global Markets 4.95% 20134	3,225	3,441
Nordea Bank, Series 2, 3.70% 20144	3,000	3,111
HSBC Bank PLC 4.125% 20204	3,017	3,065
Entertainment Properties Trust 7.75% 2020	2,750	2,901
Regions Financial Corp. 6.375% 2012	1,990	1,990
		2,142,409

ENERGY — 1.28%
Gazprom OJSC 5.092% 20154	6,780	7,102
Gazprom OJSC 8.146% 2018	21,850	25,646
Gazprom OJSC, Series 9, 6.51% 2022	61,680	64,918
Gazprom OJSC 7.288% 2037	84,880	91,777
Gazprom OJSC 7.288% 20374	3,810	4,120
Kinder Morgan Energy Partners LP 5.85% 2012	17,907	18,544
Kinder Morgan Energy Partners LP 7.125% 2012	12,500	12,754
Kinder Morgan Energy Partners LP 5.00% 2013	5,985	6,395
Kinder Morgan Energy Partners LP 5.125% 2014	37,210	40,666
Kinder Morgan Energy Partners LP 3.50% 2016	1,308	1,370
Kinder Morgan Energy Partners LP 6.00% 2017	5,375	6,142
Kinder Morgan Energy Partners LP 5.30% 2020	11,250	12,386
Kinder Morgan Energy Partners LP 6.95% 2038	15,000	17,597
Anadarko Petroleum Corp. 5.95% 2016	2,500	2,880
Anadarko Petroleum Corp. 6.375% 2017	8,250	9,734
Anadarko Petroleum Corp. 8.70% 2019	35,850	46,964
Anadarko Petroleum Corp. 6.45% 2036	31,430	36,816
Enbridge Inc. 5.80% 2014	38,000	41,656
Enbridge Inc. 4.90% 2015	11,310	12,339
Enbridge Inc. 5.60% 2017	6,940	7,900
Enbridge Energy Partners, LP 5.35% 2014	3,700	4,057
Enbridge Energy Partners, LP, Series B, 6.50% 2018	25,850	29,874
Enbridge Energy Partners, LP 9.875% 2019	5,000	6,721
Enbridge Energy Partners, LP 5.20% 2020	4,575	5,044
Enbridge Energy Partners, LP 4.20% 2021	5,000	5,265
PTT Exploration & Production Ltd 5.692% 20214	42,980	44,274
Husky Energy Inc. 6.25% 2012	4,345	4,481
Husky Energy Inc. 5.90% 2014	13,290	14,595
Husky Energy Inc. 6.20% 2017	3,585	4,151
Husky Energy Inc. 7.25% 2019	13,250	16,376
Williams Partners L.P. and Williams Partners Finance Corp. 3.80% 2015	27,170	28,534
Williams Partners L.P. 4.125% 2020	5,000	5,158
Williams Partners L.P. and Williams Partners Finance Corp. 5.25% 2020	5,000	5,550
BP Capital Markets PLC 3.125% 2012	34,485	34,770
BP Capital Markets PLC 5.25% 2013	1,665	1,802
Shell International Finance BV 4.00% 2014	9,850	10,657
Shell International Finance BV 3.10% 2015	13,500	14,401
Shell International Finance BV 4.30% 2019	3,000	3,371
Ras Laffan Liquefied Natural Gas III 5.50% 2014	5,000	5,459
Ras Laffan Liquefied Natural Gas III 5.50% 20144	4,800	5,240
Ras Laffan Liquefied Natural Gas III 6.75% 20194	500	594
Ras Laffan Liquefied Natural Gas II 5.298% 20204,5	15,128	16,413
TransCanada PipeLines Ltd. 6.50% 2018	10,000	12,025
TransCanada PipeLines Ltd., junior subordinated 6.35% 20676	15,000	15,326
BG Energy Capital PLC 2.875% 20164	9,785	10,081
BG Energy Capital PLC 4.00% 20214	13,500	13,995
Devon Energy Corp. 5.625% 2014	16,000	17,614
Devon Energy Corp. 4.00% 2021	2,500	2,698
QGOG Atlantic/Alaskan Rigs Ltd. 5.25% 20184,5	19,750	20,096
Pemex Project Funding Master Trust 5.75% 2018	2,750	3,052
Pemex Project Funding Master Trust, Series 13, 6.625% 2035	15,000	16,500
Woodside Finance Ltd. 4.60% 20214	18,750	19,394
Total Capital Canada Ltd. 1.625% 2014	10,000	10,215
Total Capital SA 3.00% 2015	1,750	1,860
Total Capital SA 3.125% 2015	3,025	3,235
Total Capital SA 4.45% 2020	2,000	2,255
StatoilHydro ASA 2.90% 2014	6,205	6,566
StatoilHydro ASA 5.25% 2019	4,750	5,601
Reliance Holdings Ltd. 4.50% 20204	11,000	10,716
Reliance Holdings Ltd. 4.50% 2020	1,000	974
Chevron Corp. 3.95% 2014	3,250	3,500
Chevron Corp. 4.95% 2019	6,000	7,099
Enterprise Products Operating LLC 5.20% 2020	4,500	5,059
Enterprise Products Operating LLC 4.05% 2022	4,500	4,681
Spectra Energy Partners, LP 2.95% 2016	4,875	4,895
Spectra Energy Partners 4.60% 2021	3,970	4,092
Petrobras International Finance Co. 3.875% 2016	2,500	2,586
Petrobras International 5.375% 2021	5,000	5,325
Odebrecht Drilling Norbe VIII/IX Ltd 6.35% 20214,5	3,085	3,255
Apache Corp. 6.00% 2013	995	1,091
		948,279

TELECOMMUNICATION SERVICES — 0.71%
MTS International Funding Ltd. 8.625% 20204	92,595	102,086
MTS International Funding Ltd. 8.625% 2020	10,780	11,885
Verizon Global Funding Corp. 7.375% 2012	5,000	5,269
Verizon Communications Inc. 7.375% 2013	20,000	22,517
Verizon Communications Inc. 2.00% 2016	22,000	22,098
Verizon Communications Inc. 5.50% 2017	20,000	23,067
Verizon Communications Inc. 8.75% 2018	6,000	8,136
Verizon Communications Inc. 3.50% 2021	23,110	23,444
Vodafone Group PLC 5.375% 2015	3,000	3,361
Vodafone Group PLC, Term Loan, 6.875% 20151,5,8,9	53,516	53,784
Vodafone Group PLC 5.75% 2016	6,475	7,528
Vodafone Group PLC 5.625% 2017	23,950	28,207
SBC Communications Inc. 5.875% 2012	7,500	7,800
AT&T Inc. 2.40% 2016	18,050	18,497
AT&T Inc. 2.95% 2016	7,300	7,646
AT&T Inc. 3.875% 2021	8,000	8,376
AT&T Inc. 5.35% 2040	5,850	6,464
América Móvil, SAB de CV 2.375% 2016	9,000	9,087
América Móvil, SAB de CV 5.00% 2020	12,700	14,308
América Móvil, SAB de CV 8.46% 2036	MXN286,500	20,780
Deutsche Telekom International Finance BV 3.125% 20164	$2,500	2,559
Deutsche Telekom International Finance BV 6.75% 2018	15,000	17,966
PCCW-HKT Capital Ltd. 8.00% 20114,6	20,000	20,032
Telecom Italia Capital SA 4.95% 2014	907	894
Telecom Italia Capital SA 6.175% 2014	6,593	6,704
Telecom Italia Capital SA 6.999% 2018	10,000	10,421
Telefónica Emisiones, SAU 6.421% 2016	15,000	16,090
Koninklijke KPN NV 8.375% 2030	11,140	14,404
Singapore Telecommunications Ltd. 6.375% 2011	9,825	9,876
Singapore Telecommunications Ltd. 6.375% 20114	3,490	3,508
American Tower Corp. 7.00% 2017	10,000	11,657
France Télécom 2.75% 2016	3,000	3,071
France Télécom 4.125% 2021	3,000	3,107
		524,629

BONDS & NOTES OF GOVERNMENTS & GOVERNMENT AGENCIES OUTSIDE THE U.S. — 0.70%
United Mexican States Government, Series M30, 10.00% 2036	MXN1,152,700	111,134
German Government, Series 8, 4.75% 2040	€41,760	79,510
Netherlands Government Eurobond 3.75% 2042	48,205	78,289
Australia Government Agency-Guaranteed, National Australia Bank 0.891% 20144,6	$25,000	25,130
Australia Government Agency-Guaranteed, National Australia Bank 3.375% 20144	26,750	27,735
France Government Agency-Guaranteed, Société Finance 2.25% 20124	29,365	29,651
France Government Agency-Guaranteed, Société Finance 3.375% 20144	10,000	10,557
New Zealand Government Agency-Guaranteed, Westpac Securities Co. 2.50% 20124	10,000	10,130
New Zealand Government Agency-Guaranteed, Westpac Securities Co. 3.45% 20144	14,350	15,364
Hungarian Government 6.25% 2020	13,610	13,202
Hungarian Government, Series 20A, 7.50% 2020	HUF2,118,970	9,550
Australia Government Agency-Guaranteed, Commonwealth Bank of Australia 0.858% 20144,6	$20,000	20,217
Russian Federation 7.50% 20305	16,700	19,831
United Kingdom Government Agency-Guaranteed, Lloyds TSB Bank PLC 2.80% 20124	15,000	15,145
Denmark Government Agency-Guaranteed, Danske Bank 0.658% 20124,6	15,000	15,015
Polish Government, Series 1021, 5.75% 2021	PLN25,000	7,891
Polish Government 5.00% 2022	$5,000	4,944
Corporación Andina de Fomento 6.875% 2012	10,000	10,238
Denmark Government Agency-Guaranteed, Danish Finance Co. 2.45% 20124	9,375	9,492
Croatian Government 6.75% 2019	2,750	2,779
Brazil (Federal Republic of) Global 4.875% 2021	2,000	2,219
Bermudan Government 5.603% 2020	2,000	2,207
		520,230

CONSUMER DISCRETIONARY — 0.69%
Staples, Inc. 9.75% 2014	72,826	84,095
Time Warner Inc. 5.875% 2016	50,600	58,744
Time Warner Companies, Inc. 7.25% 2017	2,500	3,062
Time Warner Inc. 4.75% 2021	5,250	5,728
Time Warner Cable Inc. 6.20% 2013	5,700	6,166
Time Warner Cable Inc. 7.50% 2014	17,775	20,197
Time Warner Cable Inc. 8.25% 2014	2,000	2,284
Time Warner Cable Inc. 8.75% 2019	8,175	10,673
Time Warner Cable Inc. 5.00% 2020	10,000	11,036
Time Warner Cable Inc. 4.00% 2021	5,800	5,972
NBCUniversal Media, LLC 2.10% 2014	28,250	28,765
NBCUniversal Media, LLC 5.15% 2020	6,000	6,774
NBCUniversal Media, LLC 4.375% 2021	10,500	11,223
Comcast Corp. 5.85% 2015	10,000	11,449
Comcast Corp. 6.30% 2017	11,375	13,477
Comcast Corp. 6.45% 2037	3,000	3,625
Comcast Corp. 6.40% 2038	11,810	14,221
Comcast Corp. 6.40% 2040	3,000	3,732
News America Holdings Inc. 9.25% 2013	5,200	5,660
News America Holdings Inc. 8.00% 2016	2,000	2,396
News America Inc. 4.50% 2021	11,500	12,070
News America Inc. 6.65% 2037	9,600	11,189
News America Inc. 6.15% 2041	3,875	4,373
Target Corp. 6.00% 2018	24,000	29,166
DaimlerChrysler North America Holding Corp. 7.30% 2012	4,145	4,198
Daimler Finance NA LLC 1.95% 20144	10,000	9,954
Daimler Finance NA LLC 3.00% 20164	13,000	13,120
Macy’s Retail Holdings, Inc. 8.125% 20156	8,000	9,286
Federated Department Stores, Inc. 7.00% 2028	5,000	5,513
Cox Communications, Inc. 7.125% 2012	7,335	7,735
Cox Communications, Inc. 4.625% 2013	5,495	5,795
Cox Communications, Inc. 5.45% 2014	880	982
Marriott International, Inc., Series I, 6.375% 2017	11,250	12,913
Johnson Controls, Inc. 1.75% 2014	12,500	12,615
Home Depot, Inc. 4.40% 2021	10,000	10,986
Walt Disney Co. 4.70% 2012	10,000	10,468
J.C. Penney Co., Inc. 7.65% 2016	4,550	4,857
J.C. Penney Co., Inc. 5.75% 2018	3,000	2,944
J.C. Penney Co., Inc. 5.65% 2020	2,000	1,895
Thomson Reuters Corp. 6.50% 2018	7,500	9,017
Nordstrom, Inc. 6.75% 2014	6,800	7,667
Marks and Spencer Group PLC 6.25% 20174	6,729	7,270
Banque PSA Finance 5.75% 20214	5,000	4,636
Volkswagen International Finance NV 2.875% 20164	1,500	1,518
Volkswagen International Finance NV 4.00% 20204	1,500	1,532
Hyundai Capital America 3.75% 20164	1,250	1,244
		512,222

HEALTH CARE — 0.61%
Roche Holdings Inc. 5.00% 20144	18,987	20,808
Roche Holdings Inc. 6.00% 20194	40,000	48,934
Schering-Plough Corp. 6.00% 2017	47,500	57,744
Pfizer Inc 6.20% 2019	35,000	44,041
Biogen Idec Inc. 6.00% 2013	40,000	42,450
Biogen Idec Inc. 6.875% 2018	1,000	1,218
UnitedHealth Group Inc. 5.50% 2012	4,121	4,314
UnitedHealth Group Inc. 4.875% 2013	10,000	10,502
UnitedHealth Group Inc. 6.00% 2017	2,050	2,372
UnitedHealth Group Inc. 3.875% 2020	2,900	3,070
UnitedHealth Group Inc. 4.70% 2021	15,225	17,112
Express Scripts Inc. 5.25% 2012	11,485	11,775
Express Scripts Inc. 6.25% 2014	13,837	15,319
Express Scripts Inc. 3.125% 2016	7,406	7,592
Novartis Securities Investment Ltd. 5.125% 2019	26,000	30,682
WellPoint, Inc. 5.875% 2017	25,000	28,890
Cardinal Health, Inc. 5.50% 2013	15,815	16,919
Cardinal Health, Inc. 4.00% 2015	4,410	4,739
Cardinal Health, Inc. 5.80% 2016	5,000	5,760
AstraZeneca PLC 5.40% 2012	18,000	18,733
Boston Scientific Corp. 6.00% 2020	15,900	17,833
Sanofi 0.673% 20146	10,000	10,010
Sanofi 1.20% 2014	7,500	7,585
McKesson Corp. 3.25% 2016	5,100	5,416
McKesson Corp. 4.75% 2021	2,500	2,885
Johnson & Johnson 0.376% 20146	7,500	7,518
Amgen Inc. 2.30% 2016	5,000	5,145
DENTSPLY International Inc. 1.803% 20136	5,000	5,036
		454,402

CONSUMER STAPLES — 0.52%
Altria Group, Inc. 9.70% 2018	36,495	49,226
Altria Group, Inc. 9.25% 2019	11,350	15,147
Altria Group, Inc. 4.75% 2021	11,500	12,452
Anheuser-Busch InBev NV 2.50% 2013	4,000	4,096
Anheuser-Busch InBev NV 0.761% 20146	12,490	12,466
Anheuser-Busch InBev NV 1.50% 2014	3,500	3,553
Anheuser-Busch InBev NV 3.625% 2015	5,000	5,406
Anheuser-Busch InBev NV 4.125% 2015	20,000	21,827
Anheuser-Busch InBev NV 6.875% 2019	16,000	20,503
Anheuser-Busch InBev NV 5.375% 2020	7,000	8,324
Kroger Co. 6.75% 2012	1,000	1,026
Kroger Co. 5.00% 2013	2,500	2,620
Kroger Co. 6.40% 2017	31,300	37,210
Delhaize Group 5.875% 2014	10,107	11,082
Delhaize Group 6.50% 2017	19,210	22,557
Wal-Mart Stores, Inc. 4.25% 2013	6,000	6,322
Wal-Mart Stores, Inc., Series 1994-A2, 8.85% 20155	12,129	13,451
Wal-Mart Stores, Inc. 5.80% 2018	11,095	13,529
PepsiCo, Inc. 3.10% 2015	5,000	5,324
PepsiCo, Inc. 2.50% 2016	25,000	26,048
Safeway Inc. 5.00% 2019	10,000	10,950
Safeway Inc. 3.95% 2020	15,505	15,841
Coca-Cola Co. 1.50% 2015	8,825	8,927
Coca-Cola Co. 1.80% 20164	9,000	9,086
Coca-Cola Co. 3.15% 2020	6,000	6,284
General Mills, Inc. 0.64% 20146	20,000	19,934
Tesco PLC 5.50% 20174	9,058	10,404
Pernod Ricard SA 4.45% 20224	5,500	5,692
Lorillard Tobacco Co. 3.50% 2016	5,000	5,031
Kraft Foods Inc. 2.625% 2013	2,555	2,609
		386,927

INDUSTRIALS — 0.50%
General Electric Capital Corp. 3.35% 2016	21,000	21,633
General Electric Co. 5.25% 2017	9,095	10,392
General Electric Capital Corp., Series A, 5.625% 2018	10,000	11,097
General Electric Capital Corp., Series A, 6.00% 2019	5,714	6,519
General Electric Capital Corp. 4.375% 2020	15,000	15,338
General Electric Capital Corp. 4.65% 2021	7,000	7,249
Continental Airlines, Inc., Series 1998-1, Class A, 6.648% 20195	6,860	6,980
Continental Airlines, Inc., Series 1997-4, Class A, 6.90% 20195	4,033	4,134
Continental Airlines, Inc., Series 2001-1, Class A-1, 6.703% 20225	7,234	7,523
Continental Airlines, Inc., Series 2000-2, Class A-1, 7.707% 20225	12,390	12,994
Continental Airlines, Inc., Series 2000-1, Class A-1, 8.048% 20225	11,533	12,182
Burlington Northern Santa Fe LLC 7.00% 2014	22,715	25,718
Burlington Northern Santa Fe LLC 5.65% 2017	2,500	2,883
Burlington Northern Santa Fe LLC 3.45% 2021	2,500	2,560
BNSF Funding Trust I 6.613% 20556	6,700	6,825
Canadian National Railway Co. 4.40% 2013	500	524
Canadian National Railway Co. 4.95% 2014	4,175	4,556
Canadian National Railway Co. 5.55% 2018	26,000	30,909
Koninklijke Philips Electronics NV 4.625% 2013	25,950	27,257
Union Pacific Corp. 6.50% 2012	2,000	2,049
Union Pacific Corp. 5.125% 2014	11,495	12,514
Union Pacific Corp. 4.163% 2022	9,865	10,496
Atlas Copco AB 5.60% 20174	17,290	19,615
Danaher Corp. 1.30% 2014	9,500	9,617
Danaher Corp. 2.30% 2016	5,895	6,035
Danaher Corp. 3.90% 2021	3,000	3,248
Volvo Treasury AB 5.95% 20154	16,950	18,355
Norfolk Southern Corp. 5.75% 2016	15,180	17,412
Hutchison Whampoa International Ltd. 6.50% 20134	11,800	12,501
United Technologies Corp. 4.50% 2020	8,855	9,868
Lockheed Martin Corp. 2.125% 2016	6,000	6,075
Lockheed Martin Corp. 3.35% 2021	2,500	2,534
Waste Management, Inc. 5.00% 2014	890	967
Waste Management, Inc. 2.60% 2016	6,100	6,209
Republic Services, Inc. 3.80% 2018	6,500	6,823
Odebrecht Finance Ltd 7.00% 2020	2,900	3,132
Odebrecht Finance Ltd 6.00% 20234	1,700	1,724
Raytheon Co. 6.75% 2018	2,420	2,925
BAE Systems Holdings Inc. 4.95% 20144	1,375	1,461
Caterpillar Financial Services Corp., Series F, 4.85% 2012	1,290	1,351
		372,184

UTILITIES — 0.45%
Nevada Power Co., General and Refunding Mortgage Notes, Series I, 6.50% 2012	12,325	12,627
Sierra Pacific Power Co., General and Refunding Mortgage Notes, Series Q, 5.45% 2013	7,175	7,664
Nevada Power Co., General and Refunding Mortgage Notes, Series M, 5.95% 2016	3,339	3,872
Nevada Power Co., General and Refunding Mortgage Notes, Series S, 6.50% 2018	16,975	20,463
CenterPoint Energy Houston Electric, LLC, General Mortgage Bonds, Series U, 7.00% 2014	7,600	8,604
Centerpoint Energy, Inc., Series B, 6.85% 2015	4,000	4,569
CenterPoint Energy Resources Corp. 4.50% 2021	29,496	31,181
Consumers Energy Co., First Mortgage Bonds, Series P, 5.50% 2016	696	796
Consumers Energy Co., First Mortgage Bonds, 5.15% 2017	6,835	7,742
Consumers Energy Co., First Mortgage Bonds, 6.125% 2019	24,425	29,689
Consumers Energy Co., First Mortgage Bonds, 6.70% 2019	4,000	5,075
Teco Finance, Inc. 6.75% 2015	28,389	32,041
Teco Finance, Inc. 4.00% 2016	640	675
Teco Finance, Inc. 5.15% 2020	1,700	1,868
Pennsylvania Electric Co. 6.05% 2017	3,000	3,424
Cleveland Electric Illuminating Co. 8.875% 2018	21,700	29,142
National Grid PLC 6.30% 2016	20,725	23,890
Scottish Power PLC 5.375% 2015	20,000	21,274
Pacific Gas and Electric Co. 6.25% 2013	18,000	19,829
MidAmerican Energy Co. 5.95% 2017	14,000	16,627
Public Service Co. of Colorado, First Collateral Trust Bonds, Series No. 12, 4.875% 2013	5,000	5,263
Public Service Co. of Colorado 5.80% 2018	4,850	5,841
Public Service Co. of Colorado 5.125% 2019	4,350	5,082
Allegheny Energy Supply Co., LLC 8.25% 20124	10,920	11,248
PSEG Power LLC 2.75% 2016	6,520	6,577
Ohio Power Co., Series M, 5.375% 2021	3,834	4,408
Commonwealth Edison Co., First Mortgage Bonds, Series 105, 5.40% 2011	4,000	4,022
Wisconsin Electric Power Co. 2.95% 2021	3,610	3,669
Electricité de France SA 4.60% 20204	2,500	2,675
Duke Energy Corp. 3.55% 2021	1,750	1,808
		331,645

ASSET-BACKED OBLIGATIONS5 — 0.37%
AmeriCredit Automobile Receivables Trust, Series 2007-C-M, Class A-4-A, MBIA insured, 5.55% 2014	30,154	30,572
AmeriCredit Automobile Receivables Trust, Series 2007-D-F, Class A-4-A, FSA insured, 5.56% 2014	13,074	13,402
PG&E Energy Recovery Funding LLC, Series 2005-2, Class A-2, 5.03% 2014	4,774	4,825
PG&E Energy Recovery Funding LLC, Series 2005-2, Class A-3, 5.12% 2014	20,095	20,793
Mercedes-Benz Auto Lease Trust, Series 2011-1A, Class A3, 1.18% 20134	20,000	20,085
Chase Issuance Trust, Series 2007-A9, Class A, 0.273% 20146	20,000	19,989
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2009-2A, Class A-2, 5.29% 20164	17,500	19,058
AEP Texas Central Transitioning Funding II LLC, Secured Transition Bonds, Series A, Class A-3, 5.09% 2017	16,970	18,759
CWHEQ Revolving Home Equity Loan Trust, Series 2006-F, Class 2-A-1A, 0.383% 20366	16,408	11,698
CWHEQ Revolving Home Equity Loan Trust, Series 2006-I, Class 2-A, FSA insured, 0.383% 20376	5,727	4,210
CPS Auto Receivables Trust, Series 2006-B, Class A-4, MBIA insured, 5.81% 20124	2,355	2,357
CPS Auto Receivables Trust, Series 2007-A, Class A-4, MBIA insured, 5.05% 20134	4,873	4,878
CPS Auto Receivables Trust, Series 2006-D, Class A-4, FSA insured, 5.115% 20134	3,855	3,860
CPS Auto Receivables Trust, Series 2007-TFC, Class A-2, XLCA insured, 5.25% 20134	2,698	2,701
CenterPoint Energy Transition Bond Co. III, LLC, Series 2008, Class A-1, 4.192% 2020	12,223	13,265
CWABS, Inc., Series 2004-15, Class AF-6, 4.613% 2035	11,638	10,924
Citibank Credit Card Issuance Trust, Series 2008, Class C6, 6.30% 2014	9,600	9,892
PE Environmental Funding LLC, Series 2007-A, Class A-1, 4.982% 2016	8,918	9,387
Ford Credit Auto Owner Trust, Series 2008-A, Class A-4, 4.37% 2012	8,016	8,044
IndyMac Home Equity Mortgage Loan Asset-backed Trust, Series 2007-H1, Class A-1, FSA insured, 0.405% 20376	9,835	7,412
CarMax Auto Owner Trust, Series 2007-3, Class B, 6.12% 2013	7,000	7,010
Nissan Auto Receivables Owner Trust, Series 2008-A, Class A-4, 4.28% 2014	6,629	6,670
FPL Recovery Funding LLC, Series 2007-A, Class A-2, 5.044% 2015	6,297	6,565
Honda Auto Receivables Owner Trust, Series 2011-1, Class A-4, 1.80% 2017	6,000	6,128
RAMP Trust, Series 2004-RS12, Class A-I-6, 4.547% 2034	5,447	5,077
Vanderbilt Mortgage and Finance, Inc., Series 2000-D, Class A-4, 7.715% 2027	1,269	1,324
Vanderbilt Mortgage and Finance, Inc., Series 2001-A, Class B-2, 9.14% 2031	2,522	2,180
GE SeaCo Finance SRL, Series 2004-1, Class A, AMBAC insured, 0.543% 20194,6	2,087	2,033
Impac CMB Grantor Trust, Series 2004-6, Class 1-A-1, 1.045% 20346	1,188	864
Impac CMB Grantor Trust, Series 2004-6, Class M-2, 1.145% 20346	929	505
Conseco Finance Securitizations Corp., Series 2002-2, Class A-2, 6.03% 2033	1,094	1,145
RSB BondCo LLC, Series A, Class A-1, 5.47% 2014	585	603
		276,215

MATERIALS — 0.34%
Dow Chemical Co. 7.60% 2014	60,200	68,381
Dow Chemical Co. 5.70% 2018	1,400	1,565
POSCO 4.25% 20204	56,300	56,096
Rio Tinto Finance (USA) Ltd. 8.95% 2014	4,250	5,040
Rio Tinto Finance (USA) Ltd. 2.50% 2016	10,500	10,821
Rio Tinto Finance (USA) Ltd. 9.00% 2019	12,420	17,028
Rio Tinto Finance (USA) Ltd. 3.75% 2021	1,500	1,567
ArcelorMittal 5.375% 2013	9,500	9,908
ArcelorMittal 3.75% 2016	4,825	4,763
ArcelorMittal 9.85% 2019	1,750	2,084
ArcelorMittal 5.25% 2020	6,500	6,340
ArcelorMittal 5.50% 2021	9,000	8,738
International Paper Co. 7.95% 2018	12,200	14,694
International Paper Co. 7.50% 2021	2,250	2,747
Cliffs Natural Resources Inc. 4.875% 2021	12,500	12,580
Teck Resources Ltd. 3.15% 2017	3,950	4,021
Teck Resources Ltd. 4.75% 2022	2,000	2,140
Teck Resources Ltd. 6.25% 2041	5,000	5,830
E.I. du Pont de Nemours and Co. 5.00% 2013	404	425
E.I. du Pont de Nemours and Co. 0.778% 20146	2,500	2,514
E.I. du Pont de Nemours and Co. 5.25% 2016	1,500	1,759
Arbermarle Corp. 5.10% 2015	3,500	3,784
ICI Wilmington, Inc. 5.625% 2013	3,500	3,758
Georgia-Pacific Corp. 5.40% 20204	2,500	2,800
Yara International ASA 7.875% 20194	2,225	2,759
Airgas, Inc. 7.125% 2018	1,800	1,946
Praxair, Inc. 4.375% 2014	1,000	1,079
Potash Corp. of Saskatchewan Inc. 5.875% 2036	350	428
		255,595

INFORMATION TECHNOLOGY — 0.19%
National Semiconductor Corp. 6.15% 2012	26,305	27,197
National Semiconductor Corp. 6.60% 2017	10,000	12,191
Electronic Data Systems Corp., Series B, 6.00% 20136	10,000	10,794
Hewlett-Packard Co. 0.719% 20146	12,000	11,813
Hewlett-Packard Co. 1.55% 2014	7,000	7,027
Hewlett-Packard Co. 4.30% 2021	1,350	1,414
Cisco Systems, Inc. 0.593% 20146	20,000	19,988
Cisco Systems, Inc. 4.45% 2020	9,000	10,173
International Business Machines Corp. 1.95% 2016	18,225	18,718
International Business Machines Corp. 2.00% 2016	5,000	5,130
International Business Machines Corp. 5.70% 2017	3,000	3,647
Google Inc. 1.25% 2014	7,500	7,618
Xerox Corp. 6.40% 2016	1,456	1,637
Xerox Corp. 6.75% 2017	280	324
		137,671

MUNICIPALS — 0.02%
State of Illinois, General Obligation Bonds, Taxable Build America Bonds, Series 2010-3, 5.727% 2020	10,000	10,452
State of South Dakota, Educational Enhancement Funding Corp., Tobacco Settlement Asset-backed Bonds,
Series 2002-A, Class A, 6.72% 2025	5,400	5,002
		15,454

Total bonds & notes (cost: $16,980,385,000)		17,715,411

Short-term securities — 6.99%

Freddie Mac 0.09%–0.21% due 11/7/2011–8/14/2012	1,715,503	1,714,864
Fannie Mae 0.10%–0.21% due 11/16/2011–9/10/2012	1,284,775	1,284,085
Federal Home Loan Bank 0.10%–0.33% due 12/5/2011–8/22/2012	725,385	725,025
Coca-Cola Co. 0.07%–0.18% due 11/3–11/21/20114	312,960	312,949
Jupiter Securitization Co., LLC 0.10%–0.18% due 11/3–12/8/20114	211,500	211,481
Wal-Mart Stores, Inc. 0.06%–0.08% due 11/7–12/5/20114	141,500	141,496
CAFCO, LLC 0.27% due 12/2/2011	75,000	74,991
Ciesco LLC 0.15%–0.27% due 11/30–12/2/2011	58,950	58,943
Straight-A Funding LLC 0.19% due 1/6–1/24/20124	133,732	133,695
eBay Inc. 0.10%–0.14% due 12/7–12/13/20114	95,160	95,130
Federal Farm Credit Banks 0.08%–0.32% due 12/27/2011–3/23/2012	85,700	85,686
Texas Instruments Inc. 0.15% due 11/14/20114	76,600	76,592
NetJets Inc. 0.11% due 11/4/20114	65,000	64,999
Walt Disney Co. 0.05%–0.11% due 11/16–11/17/20114	64,900	64,897
Variable Funding Capital Company LLC 0.17% due 11/2/20114	60,000	59,999
U.S. Treasury Bills 0.097%–0.256% due 11/17/2011–5/3/2012	51,900	51,893
National Rural Utilities Cooperative Finance Corp. 0.10% due 11/28/2011	23,300	23,298
Merck & Co. Inc. 0.06% due 11/7/20114	10,000	10,000

Total short-term securities (cost: $5,189,055,000)		5,190,023

Total investment securities (cost: $71,695,633,000)		75,070,809
Other assets less liabilities		(767,288)

Net assets		$74,303,521

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

1Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous,” was $24,784,105,000, which represented 33.36% of the net assets of the fund. This amount includes $24,557,363,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

2Security did not produce income during the last 12 months.
3Represents an affiliated company as defined under the Investment Company Act of 1940.

4Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $3,016,705,000, which represented 4.06% of the net assets of the fund.

5Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
6Coupon rate may change periodically.
7Index-linked bond whose principal amount moves with a government price index.
8Payment in kind; the issuer has the option of paying additional securities in lieu of cash.

9Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $53,784,000, which represented .07% of the net assets of the fund.

Key to abbreviations and symbols

ADR = American Depositary Receipts
CAD = Canadian dollars
€ = Euros
£ = British pounds
HUF = Hungarian forints
MXN = Mexican pesos
PLN = Polish zloty

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the fund’s prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-0180 or visit the American Funds website at americanfunds.com.

MFGEFP-912-1211O-S29417

Summary investment portfolio  October 31, 2011

The following summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings.  See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

[begin pie chart]
Industry sector diversification	(percent of net assets)
Consumer staples	13.73%
Telecommunication services	10.02
Utilities	9.03
Financials	8.28
Energy	6.74
Convertible securities & preferred stocks	0.27
Other industries	22.13
Bonds & notes	23.84
Short-term securities & other assets less liabilities	5.96
[end pie chart]

Country Diversification	(percent of net assets)
United States	53.0
United Kingdom	11.0
Euro zone*	7.7
Australia	3.7
Switzerland	3.1
Singapore	3.0
Taiwan	2.2
Canada	2.1
Hong Kong	1.6
Brazil	1.2
China	1.0
Russian Federation	0.6
Other countries	3.8
Short-term securities & other assets less liabilities	6.0
Total	100.0

			Percent
		Value	of net
Common stocks - 69.93%	Shares	(000)	assets

Consumer staples - 13.73%
Philip Morris International Inc.	36,200,800	$2,529,350	3.40%
Altria Group, Inc.	67,233,100	1,852,272	2.49
Kraft Foods Inc., Class A	28,614,500	1,006,658	1.35
PepsiCo, Inc.	9,758,700	614,310	.83
Lorillard, Inc.	5,486,000	607,081	.82
British American Tobacco PLC (1)	12,945,100	592,397	.80
ConAgra Foods, Inc.	18,708,000	473,874	.64
Diageo PLC (1)	22,686,300	469,912	.63
Nestlé SA (1)	7,980,000	461,800	.62
Wesfarmers Ltd. (1)	9,421,573	316,932	.43
Other securities		1,281,427	1.72
		10,206,013	13.73

Telecommunication services - 10.02%
AT&T Inc.	56,926,230	1,668,508	2.25
Verizon Communications Inc.	29,283,300	1,082,896	1.46
Singapore Telecommunications Ltd. (1)	335,831,500	850,653	1.14
Koninklijke KPN NV (1)	41,254,549	539,030	.73
BCE Inc. (CAD denominated)	10,923,000	432,975
BCE Inc.	700,000	27,727	.62
Vodafone Group PLC (1)	165,395,000	458,687	.62
CenturyLink, Inc.	11,029,840	388,912	.52
Other securities		1,993,958	2.68
		7,443,346	10.02

Utilities - 9.03%
SSE PLC (1) (2)	50,310,211	1,081,226	1.45
National Grid PLC (1)	83,992,412	831,929	1.12
GDF SUEZ (1)	24,703,320	695,632	.93
Dominion Resources, Inc.	11,636,980	600,352	.81
FirstEnergy Corp.	11,019,000	495,414	.67
Southern Co.	9,750,000	421,200	.57
Power Assets Holdings Ltd. (1)	44,868,000	342,272	.46
Other securities		2,244,870	3.02
		6,712,895	9.03

Financials - 8.28%
HCP, Inc.	11,320,500	451,122	.61
Link Real Estate Investment Trust (1) (2)	117,175,000	400,501	.54
HSBC Holdings PLC (Hong Kong) (1)	30,429,012	269,987
HSBC Holdings PLC (United Kingdom) (1)	9,731,535	84,922	.48
Westfield Group (1)	37,509,175	301,640	.41
Sampo Oyj, Class A (1)	10,374,801	284,631	.38
Fannie Mae (3)	12,458,206	3,077	.00
Freddie Mac (3)	5,300,000	1,325	.00
Other securities		4,353,101	5.86
		6,150,306	8.28

Energy - 6.74%
Royal Dutch Shell PLC, Class B (1)	37,490,889	1,345,447
Royal Dutch Shell PLC, Class B (ADR)	3,306,228	237,387
Royal Dutch Shell PLC, Class A (ADR)	2,755,000	195,357	2.39
ConocoPhillips	16,839,000	1,172,836	1.58
Eni SpA (1)	27,455,000	604,576	.82
Other securities		1,453,309	1.95
		5,008,912	6.74

Health care - 6.35%
Novartis AG (1)	23,281,000	1,315,204	1.77
Abbott Laboratories	16,870,000	908,787	1.22
Bristol-Myers Squibb Co.	18,814,300	594,344	.80
Merck & Co., Inc.	12,426,307	428,708	.58
GlaxoSmithKline PLC (1)	14,832,000	332,452	.45
Pfizer Inc	15,284,000	294,370	.40
Other securities		844,087	1.13
		4,717,952	6.35

Industrials - 4.00%
MAp Group (1) (2)	101,375,073	362,021	.49
Lockheed Martin Corp.	4,553,500	345,611	.46
Other securities		2,266,822	3.05
		2,974,454	4.00

Consumer discretionary - 3.42%
McDonald's Corp.	5,101,000	473,628	.64
Home Depot, Inc.	11,544,500	413,293	.56
Other securities		1,652,280	2.22
		2,539,201	3.42

Information technology - 3.25%
HTC Corp. (1)	18,151,973	403,637	.54
MediaTek Inc. (1)	28,005,774	294,140	.40
Other securities		1,713,938	2.31
		2,411,715	3.25

Materials - 1.83%
Amcor Ltd. (1)	42,943,530	314,669	.43
Other securities		1,042,523	1.40
		1,357,192	1.83

Miscellaneous - 3.28%
Other common stocks in initial period of acquisition		2,440,927	3.28

Total common stocks (cost: $49,234,183,000)		51,962,913	69.93

			Percent
		Value	of net
Preferred stocks - 0.07%	Shares	(000)	assets

Other - 0.07%
Other securities		52,998	.07

Total preferred stocks (cost: $51,746,000)		52,998	.07

			Percent
		Value	of net
Convertible securities - 0.20%	Shares	(000)	assets

Financials - 0.01%
Fannie Mae 5.375% convertible preferred 2032 (3)	240	1,560	.00
Other securities		1,835	.01
		3,395	.01

Other - 0.17%
Other securities
		130,661	.17

Miscellaneous - 0.02%
Other convertible securities in initial period of acquisition		15,408	.02

Total convertible securities (cost: $240,264,000)		149,464	.20

	Principal		Percent
	amount	Value	of net
Bonds & notes - 23.84%	(000)	(000)	assets

Mortgage-backed obligations (4) - 8.05%
Fannie Mae:
6.00% 2038	330,680	364,229
0%-7.50% 2012-2047 (5)	3,438,979	3,680,061	5.44
Freddie Mac 0%-6.50% 2019-2047 (5)	806,544	870,413	1.17
Other securities		1,068,623	1.44
		5,983,326	8.05

Bonds & notes of U.S. government & government agencies - 6.53%
U.S. Treasury:
4.75% 2041	521,340	684,582
0.125%-11.25% 2011-2041 (6)	2,471,974	2,958,774	4.90
Fannie Mae 2.50%-6.125% 2012-2016	461,420	483,016	.65
Federal Home Loan Bank 3.625%-5.75% 2012-2014	262,500	283,302	.38
Freddie Mac 3.00%-5.75% 2012-2016	169,580	180,687	.24
Other securities		263,862	.36
		4,854,223	6.53

Energy - 1.28%
Shell International Finance BV 3.10%-4.30% 2014-2019	26,350	28,429	.04
Other securities		919,850	1.24
		948,279	1.28

Telecommunication services - 0.71%
Verizon Global Funding Corp. 7.375% 2012	5,000	5,269
Verizon Communications Inc. 2.00%-8.75% 2013-2021	91,110	99,262	.14
SBC Communications Inc. 5.875% 2012	7,500	7,800
AT&T Inc. 2.40%-5.35% 2016-2040	39,200	40,983	.07
Singapore Telecommunications Ltd. 6.375% 2011 (7)	13,315	13,384	.02
Other securities		357,931	.48
		524,629	.71

Health care - 0.61%
Novartis Securities Investment Ltd. 5.125% 2019	26,000	30,682	.04
Other securities		423,720	.57
		454,402	.61

Consumer staples - 0.52%
Altria Group, Inc. 4.75%-9.70% 2018-2021	59,345	76,825	.10
Kraft Foods Inc. 2.625% 2013	2,555	2,609	.00
Other securities		307,493	.42
		386,927	.52

Utilities - 0.45%
National Grid PLC 6.30% 2016	20,725	23,890	.03
Other securities		307,755	.42
		331,645	.45

Other - 5.69%
Other securities		4,231,980	5.69

Total bonds & notes (cost: $16,980,385,000)		17,715,411	23.84

	Principal		Percent
	amount	Value	of net
Short-term securities - 6.99%	(000)	(000)	assets

Freddie Mac 0.09%-0.21% due 11/7/2011-8/14/2012	1,715,503	$1,714,864	2.31
Fannie Mae 0.10%-0.21% due 11/16/2011-9/10/2012	1,284,775	1,284,085	1.73
Federal Home Loan Bank 0.10%-0.33% due 12/5/2011-8/22/2012	725,385	725,025	.98
Coca-Cola Co. 0.07%-0.18% due 11/3-11/21/2011 (7)	312,960	312,949	.42
U.S. Treasury Bills 0.097%-0.256% due 11/17/2011-5/3/2012	51,900	51,893	.07
Other securities		1,101,207	1.48

Total short-term securities (cost: $5,189,055,000)		5,190,023	6.99

Total investment securities (cost: $71,695,633,000)		75,070,809	101.03
Other assets less liabilities		(767,288)	(1.03)

Net assets		$74,303,521	100.00%

As permitted by U.S. Securities and Exchange Commission regulations, "Miscellaneous" securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio.

Investments in affiliates

A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund's holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund's affiliated-company holdings is either shown in the summary investment portfolio or included in the value of "Other securities" under the respective industry sectors. Further details on such holdings and related transactions during the year ended October 31, 2011, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Dividend income (000)	Value of affiliates at 10/31/2011 (000)
SSE PLC (1)	45,330,500	4,979,711	-	50,310,211	$55,398	$1,081,226
Link Real Estate Investment Trust (1) (8)	41,780,000	75,395,000	-	117,175,000	11,175	400,501
MAp Group (1)	93,268,737	8,106,336	-	101,375,073	20,018	362,021
Elisa Oyj, Class A (1) (8)	7,550,000	1,927,450	-	9,477,450	14,682	199,271
RPM International, Inc.	8,340,000	-	-	8,340,000	7,047	187,400
Siliconware Precision Industries Co., Ltd. (1)	40,070,300	133,900,000	-	173,970,300	7,806	177,382
Fidelity National Financial, Inc.	12,279,900	-	1,000,000	11,279,900	6,511	174,162
William Hill PLC (1)	39,536,488	-	-	39,536,488	5,611	137,000
Ratchaburi Electricity Generating Holding PCL (1)	-	94,250,000	-	94,250,000	6,306	126,101
Ratchaburi Electricity Generating Holding PCL, nonvoting depository receipt	-	70,005,000	70,005,000	-	-	-
VTech Holdings Ltd. (1) (8)	11,864,000	1,590,000	-	13,454,000	10,240	124,058
Hays PLC (1)	89,115,828	2,150,000	1,290,699	89,975,129	8,173	113,741
Greene King PLC (1)	13,758,299	315,000	-	14,073,299	5,223	101,289
Electricity Generating PCL (1)	24,341,428	4,672,200	-	29,013,628	4,158	79,018
Electricity Generating PCL, nonvoting depository receipt	-	4,600,000	4,600,000	-	375	-
Mapletree Industrial Trust (1) (8)	14,000,000	88,600,000	17,847,000	84,753,000	3,532	77,974
Frasers Centrepoint Trust (1)	47,864,000	-	-	47,864,000	2,778	56,316
Astoria Financial Corp. (8)	3,000,000	3,405,000	-	6,405,000	2,414	53,162
CapitaRetail China Trust (1) (3)	40,550,000	2,995,000	-	43,545,000	-	40,703
Ekornes ASA (1)	1,980,425	-	-	1,980,425	2,749	40,508
Cache Logistics Trust (1)	41,000,000	-	-	41,000,000	2,838	32,090
Ascendas Real Estate Investment Trust (1) (9)	114,668,000	15,500,000	32,893,000	97,275,000	10,425	-
CapitaCommercial Trust (1) (9)	183,387,300	-	53,678,000	129,709,300	10,221	-
CenturyLink, Inc. (9)	19,526,027	4,360,512	12,856,699	11,029,840	51,855	-
Chimera Investment Corp. (9)	47,242,400	-	14,317,400	32,925,000	24,047	-
Colony Financial, Inc. (9)	750,000	-	-	750,000	990	-
FirstGroup PLC (1) (9)	31,300,000	-	13,251,834	18,048,166	10,945	-
Go-Ahead Group PLC (9)	2,465,000	330,000	2,795,000	-	2,352	-
OPAP SA (1) (9)	16,421,040	-	1,207,259	15,213,781	27,724	-
Singapore Post Private Ltd. (1) (9)	99,750,000	-	51,468,000	48,282,000	4,635	-
Starwood Property Trust, Inc. (9)	2,675,000	-	-	2,675,000	4,548	-
					$324,776	$3,563,923

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1) Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in "Miscellaneous" and "Other securities," was $24,784,105,000, which represented 33.36% of the net assets of the fund. This amount includes $24,557,363,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

(2) Represents an affiliated company as defined under the Investment Company Act of 1940.
(3) Security did not produce income during the last 12 months.
(4) Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
(5) Coupon rate may change periodically.
(6) Index-linked bond whose principal amount moves with a government price index.
(7) Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in "Other securities," was $3,016,705,000, which represented 4.06% of the net assets of the fund.

(8) This security was an unaffiliated issuer in its initial period of acquisition at 10/31/2010; it was not publicly disclosed.
(9) Unaffiliated issuer at 10/31/2011.

Key to abbreviations
ADR = American Depositary Receipts
CAD = Canadian dollars

See Notes to Financial Statements

Financial statements

Statement of assets and liabilities
at October 31, 2011	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $68,526,036)	$71,506,886
Affiliated issuers (cost: $3,169,597)	3,563,923	$75,070,809
Cash denominated in currencies other than U.S. dollars
(cost: $4,527)		4,527
Cash		156
Receivables for:
Sales of investments	399,396
Sales of fund's shares	68,763
Dividends and interest	305,340	773,499
		75,848,991
Liabilities:
Unrealized depreciation on open forward currency contracts		306
Payables for:
Purchases of investments	1,387,144
Repurchases of fund's shares	106,131
Investment advisory services	12,967
Services provided by related parties	37,184
Trustees' deferred compensation	978
Other	760	1,545,164
Net assets at October 31, 2011		$74,303,521

Net assets consist of:
Capital paid in on shares of beneficial interest		$81,791,024
Undistributed net investment income		187,980
Accumulated net realized loss		(11,051,902)
Net unrealized appreciation		3,376,419
Net assets at October 31, 2011		$74,303,521

	(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) -
unlimited shares authorized (1,505,977 total shares outstanding)
	Net assets	Shares outstanding	Net asset value per share
Class A	$55,236,925	1,119,518	$49.34
Class B	2,105,429	42,655	49.36
Class C	7,187,387	145,684	49.34
Class F-1	2,731,114	55,347	49.35
Class F-2	1,492,319	30,255	49.32
Class 529-A	1,597,456	32,385	49.33
Class 529-B	110,228	2,234	49.34
Class 529-C	558,189	11,321	49.31
Class 529-E	69,124	1,401	49.33
Class 529-F-1	46,763	948	49.34
Class R-1	145,376	2,948	49.31
Class R-2	686,899	13,929	49.32
Class R-3	884,554	17,932	49.33
Class R-4	391,065	7,927	49.33
Class R-5	392,811	7,959	49.35
Class R-6	667,882	13,534	49.35

See Notes to Financial Statements

Statement of operations
for the year ended October 31, 2011	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $158,881;
also includes $324,776 from affiliates)	$2,677,914
Interest (net of non-U.S. taxes of $13)	712,976	$3,390,890

Fees and expenses*:
Investment advisory services	193,619
Distribution services	271,290
Transfer agent services	64,692
Administrative services	29,274
Reports to shareholders	3,484
Registration statement and prospectus	860
Trustees' compensation	514
Auditing and legal	181
Custodian	9,018
State and local taxes	585
Other	2,675	576,192
Net investment income		2,814,698

Net realized gain and unrealized depreciation
on investments, forward currency contracts and currency:
Net realized gain (loss) on:
Investments (net of non-U.S. taxes of $79; also includes $153,041 net gain from affiliates)	1,652,589
Forward currency contracts	110
Currency transactions	(12,848)	1,639,851
Net unrealized depreciation on:
Investments	(2,334,576)
Forward currency contracts	(306)
Currency translations	(756)	(2,335,638)
Net realized gain and unrealized depreciation
on investments, forward currency contracts and currency		(695,787)
Net increase in net assets resulting
from operations		$2,118,911

(*) Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

Statements of changes in net assets
	(dollars in thousands)
	Year ended October 31
	2011	2010
Operations:
Net investment income	$2,814,698	$2,780,949
Net realized gain on investments, forward currency contracts and currency transactions	1,639,851	1,298,947
Net unrealized (depreciation) appreciation on investments, forward currency contracts and currency translations	(2,335,638)	4,747,798
Net increase in net assets resulting from operations	2,118,911	8,827,694

Dividends paid to shareholders from net investment income	(3,134,283)	(3,032,409)

Net capital share transactions	(4,044,885)	(3,560,538)

Total (decrease) increase in net assets	(5,060,257)	2,234,747

Net assets:
Beginning of year	79,363,778	77,129,031
End of year (including undistributed
net investment income: $187,980 and $235,786, respectively)	$74,303,521	$79,363,778

See Notes to Financial Statements

Notes to financial statements

1.	Organization

Capital Income Builder (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks to provide a level of current income that exceeds the average yield on U.S. stocks generally and a growing stream of income over the years. Growth of capital is a secondary objective.

The fund has 16 share classes consisting of five retail share classes, five 529 college savings plan share classes and six retirement plan share classes. The 529 college savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F-1) can be used to save for college education. The six retirement plan share classes (R-1, R-2, R-3, R-4, R-5 and R-6) are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-3, R-4, R-5 and R-6	None	None	None
*Class B and 529-B shares of the fund are not available for purchase.

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

2.	Significant accounting policies

The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The fund follows the significant accounting policies described below, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income – Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations – Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders – Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Currency translation – Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. On the accompanying financial statements, the effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

Loan transactions – The fund may enter into loan transactions in which the fund acquires a loan either through an agent, by assignment from another holder, or as a participation interest in another holder's portion of a loan. The loan is often administered by a financial institution that acts as agent for the holders of the loan, and the fund may be required to receive approval from the agent and/or borrower prior to the sale of the investment. The loan's interest rate and maturity date may change based on the terms of the loan, including potential early payments of principal.

3.	Valuation

The fund’s investments are reported at fair value as defined by accounting principles generally accepted in the United States of America. The fund generally determines the net asset value of each share class as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs – The fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All
Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)

Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Municipal securities
Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

Where the investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and asked prices that are reasonably and timely available (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates fair value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are fair valued as determined in good faith under guidelines adopted by authority of the fund's board of trustees. Market quotations may be considered unreliable if events occur that materially affect the value of securities (particularly equity securities trading outside the U.S.) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange. Various inputs may be reviewed in order to make a good faith determination of a security’s fair value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Classifications – The fund classifies its assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the fund’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of October 31, 2011 (dollars in thousands):

Investment securities:	Level 1	Level 2		Level 3	Total
Common stocks:
Consumer staples	$8,015,505	$2,190,508	(1)	$-	$10,206,013
Telecommunication services	3,950,251	3,493,095	(1)	-	7,443,346
Utilities	3,140,009	3,572,886	(1)	-	6,712,895
Financials	2,557,552	3,592,754	(1)	-	6,150,306
Energy	2,134,224	2,874,688	(1)	-	5,008,912
Health care	2,483,769	2,234,183	(1)	-	4,717,952
Industrials	765,854	2,208,600	(1)	-	2,974,454
Consumer discretionary	1,411,328	1,127,873	(1)	-	2,539,201
Information technology	647,318	1,764,397	(1)	-	2,411,715
Materials	379,680	977,512	(1)	-	1,357,192
Miscellaneous	1,749,415	691,512	(1)	-	2,440,927
Preferred stocks	27,152	25,846		-	52,998
Convertible securities	102,234	47,230		-	149,464
Bonds & notes:
Mortgage-backed obligations	-	5,983,326		-	5,983,326
Bonds & notes of U.S. government & government agencies	-	4,854,223		-	4,854,223
Corporate bonds & notes	-	2,592,098		53,784	2,645,882
Other	-	4,231,980		-	4,231,980
Short-term securities	-	5,190,023		-	5,190,023
Total	$27,364,291	$47,652,734		$53,784	$75,070,809

(1) Includes certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading; therefore, $24,557,363,000 of investment securities were classified as Level 2 instead of Level 1.

Forward currency contracts(2):	Level 1	Level 2	Level 3	Total
Unrealized depreciation on open forward currency contracts	$-	$(306)	$-	$(306)

(2) Forward currency contracts are not included in the investment portfolio.

The following table reconciles the valuation of the fund's Level 3 investment securities and related transactions for the year ended October 31, 2011 (dollars in thousands):

	Beginning value at 11/1/2010	Transfers into Level 3(3)	Purchases	Sales	Net realized loss(4)	Unrealized depreciation(4)	Ending value at 10/31/2011
Investment securities	$50,250	$14,324	$3,640	$(13,917)	$(37)	$(476)	$53,784

Net unrealized depreciation during the period on Level 3 investment securities held at October 31, 2011 (dollars in thousands)(4):							$(106)

(3) Transfers into or out of Level 3 are based on the beginning market value of the quarter in which they occurred.
(4) Net realized loss and unrealized depreciation are included in the related amounts on investments in the statement of operations.

4.	Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks, bonds and other securities held by the fund may decline due to market conditions and other factors, including those directly involving the issuers of securities held by the fund.

Investing in income-oriented stocks — Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available at, the companies in which the fund invests.

Investing in bonds — Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Longer maturity debt securities may be subject to greater price fluctuations than shorter maturity debt securities. In addition, falling interest rates may cause an issuer to redeem, call or refinance a security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Bonds and other debt securities are subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations outside the U.S., may lose value because of political, social, economic or market developments in the countries or regions in which the issuer operates. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different settlement and accounting practices and different regulatory, legal and reporting standards, and may be more difficult to value, than those in the U.S. The risks of investing outside the U.S. may be heightened in connection with investments in emerging market and developing countries.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Taxation and distributions

Federal income taxation – The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended October 31, 2011, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2007, and by state tax authorities and tax authorities outside the U.S. for tax years before 2006.

Non-U.S. taxation – Dividend and interest income are recorded net of non-U.S. taxes paid. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions – Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; cost of investments sold; paydowns on fixed-income securities; net capital losses; amortization of premiums or discounts; and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended October 31, 2011, the fund reclassified $271,939,000 from accumulated net realized loss to undistributed net investment income and $160,000 from undistributed net investment income to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

As of October 31, 2011, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows:

(dollars in thousands)
Undistributed ordinary income	$543,356
Capital loss carryforward expiring 2017*	(10,350,732)
Gross unrealized appreciation on investment securities	7,087,511
Gross unrealized depreciation on investment securities	(4,773,105)
Net unrealized appreciation on investment securities	2,314,406
Cost of investment securities	72,756,403

*Reflects the utilization of capital loss carryforwards of $1,375,344,000. The capital loss carryforward will be used to offset any capital gains realized by the fund in future years through the expiration date. The fund will not make distributions from capital gains while a capital loss carryforward remains.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after October 31, 2011, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

Tax-basis distributions paid to shareholders from ordinary income were as follows (dollars in thousands):

	Year ended October 31
Share class	2011	2010
Class A	$2,391,742	$2,305,123
Class B	87,578	107,902
Class C	259,907	265,257
Class F-1	119,332	123,563
Class F-2	60,683	46,245
Class 529-A	63,543	53,033
Class 529-B	4,132	4,623
Class 529-C	18,173	15,793
Class 529-E	2,631	2,238
Class 529-F-1	1,864	1,539
Class R-1	5,038	4,527
Class R-2	23,552	21,417
Class R-3	34,394	31,144
Class R-4	16,051	13,986
Class R-5	19,155	18,353
Class R-6	26,508	17,666
Total	$3,134,283	$3,032,409

6. Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. ("AFD"), the principal underwriter of the fund’s shares, and American Funds Service Company® ("AFS"), the fund’s transfer agent.

Investment advisory services – The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.240% on the first $1 billion of daily net assets and decreasing to 0.110% on such assets in excess of $115 billion. The agreement also provides for monthly fees, accrued daily, of 3.00% on the first $100,000,000 of the fund's monthly gross income and 2.50% on such income in excess of $100,000,000. For the year ended October 31, 2011, the investment advisory services fee was $193,619,000, which was equivalent to an annualized rate of 0.248% of average daily net assets.

Class-specific fees and expenses – Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services – The fund has plans of distribution for all share classes, except Classes F-2, R-5 and R-6. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted below. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Classes A and 529-A, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of October 31, 2011, there were no unreimbursed expenses subject to reimbursement for Classes A or 529-A.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services – The fund has a transfer agent agreement with AFS for Classes A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC as described below.

Administrative services – The fund has an administrative services agreement with CRMC for all share classes, except Classes A and B, to provide certain services, including transfer agent and recordkeeping services; coordinating, monitoring, assisting and overseeing third-party service providers; and educating advisers and shareholders about the impact of market-related events, tax laws affecting investments, retirement plan restrictions, exchange limitations and other related matters. Each relevant share class pays CRMC annual fees up to 0.15% (0.10% for Class R-5 and 0.05% for Class R-6) based on its respective average daily net assets. Each relevant share class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services.

Each 529 share class is subject to an additional administrative services fee payable to the Commonwealth of Virginia for the maintenance of the 529 college savings plan. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.06% on such assets between $120 billion and $150 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. Although these amounts are included with administrative services fees on the accompanying financial statements, the Commonwealth of Virginia is not considered a related party.

Expenses under the agreements described on the previous page for the year ended October 31, 2011, were as follows (dollars in thousands):

			Administrative services
Share class	Distribution services	Transfer agent services	CRMC administrative services	Transfer agent services	Commonwealth of Virginia administrative services
Class A	$136,908	$61,847	Not applicable	Not applicable	Not applicable
Class B	26,071	2,845	Not applicable	Not applicable	Not applicable
Class C	78,211	Included in administrative services	$10,875	$1,274	Not applicable
Class F-1	7,218		3,611	171	Not applicable
Class F-2	Not applicable		2,026	38	Not applicable
Class 529-A	3,359		1,486	194	$1,568
Class 529-B	1,272		119	33	127
Class 529-C	5,560		526	115	556
Class 529-E	347		56	8	70
Class 529-F-1	-		42	5	44
Class R-1	1,508		202	27	Not applicable
Class R-2	5,302		1,044	1,833	Not applicable
Class R-3	4,553		1,333	568	Not applicable
Class R-4	981		561	21	Not applicable
Class R-5	Not applicable		426	8	Not applicable
Class R-6	Not applicable		305	2	Not applicable
Total	$271,290	$64,692	$22,612	$4,297	$2,365

Trustees’ deferred compensation – Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $514,000, shown on the accompanying financial statements, includes $527,000 in current fees (either paid in cash or deferred) and a net decrease of $13,000 in the value of the deferred amounts.

Affiliated officers and trustees – Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or trustees received any compensation directly from the fund.

7. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales(*)		Reinvestments of dividends		Repurchases(*)		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended October 31, 2011
Class A	$5,677,486	113,076	$2,275,143	45,931	$(10,430,279)	(207,734)	$(2,477,650)	(48,727)
Class B	46,166	920	84,143	1,697	(1,068,787)	(21,265)	(938,478)	(18,648)
Class C	674,757	13,428	243,091	4,905	(1,830,451)	(36,460)	(912,603)	(18,127)
Class F-1	616,462	12,298	111,346	2,248	(994,694)	(19,813)	(266,886)	(5,267)
Class F-2	568,634	11,310	43,806	885	(336,575)	(6,700)	275,865	5,495
Class 529-A	271,285	5,405	63,523	1,283	(190,795)	(3,802)	144,013	2,886
Class 529-B	4,325	86	4,131	83	(38,935)	(777)	(30,479)	(608)
Class 529-C	99,849	1,990	18,168	366	(84,510)	(1,685)	33,507	671
Class 529-E	11,881	237	2,631	53	(10,714)	(215)	3,798	75
Class 529-F-1	14,065	279	1,863	38	(10,899)	(218)	5,029	99
Class R-1	29,199	579	5,004	101	(40,459)	(807)	(6,256)	(127)
Class R-2	182,148	3,631	23,514	475	(211,234)	(4,213)	(5,572)	(107)
Class R-3	225,309	4,483	34,321	693	(270,027)	(5,375)	(10,397)	(199)
Class R-4	116,154	2,314	16,016	324	(121,340)	(2,417)	10,830	221
Class R-5	98,645	1,965	19,046	384	(163,795)	(3,294)	(46,104)	(945)
Class R-6	178,211	3,529	26,506	535	(28,219)	(565)	176,498	3,499
Total net increase
(decrease)	$8,814,576	175,530	$2,972,252	60,001	$(15,831,713)	(315,340)	$(4,044,885)	(79,809)

Year ended October 31, 2010
Class A	$6,139,518	129,218	$2,153,088	45,596	$(10,737,783)	(227,162)	$(2,445,177)	(52,348)
Class B	70,057	1,474	102,340	2,166	(862,664)	(18,202)	(690,267)	(14,562)
Class C	857,233	18,047	237,310	5,024	(1,827,502)	(38,669)	(732,959)	(15,598)
Class F-1	635,155	13,365	110,567	2,341	(1,076,001)	(22,793)	(330,279)	(7,087)
Class F-2	447,490	9,403	31,171	661	(303,343)	(6,403)	175,318	3,661
Class 529-A	249,459	5,258	53,023	1,123	(151,500)	(3,201)	150,982	3,180
Class 529-B	6,651	140	4,622	98	(26,811)	(566)	(15,538)	(328)
Class 529-C	96,186	2,028	15,789	334	(76,904)	(1,626)	35,071	736
Class 529-E	11,826	249	2,237	47	(8,912)	(189)	5,151	107
Class 529-F-1	12,000	253	1,539	33	(7,142)	(151)	6,397	135
Class R-1	43,685	923	4,492	95	(30,667)	(649)	17,510	369
Class R-2	189,006	3,989	21,351	452	(191,086)	(4,047)	19,271	394
Class R-3	240,944	5,075	30,946	655	(229,613)	(4,856)	42,277	874
Class R-4	129,081	2,713	13,931	295	(132,020)	(2,778)	10,992	230
Class R-5	125,035	2,623	18,270	387	(104,118)	(2,215)	39,187	795
Class R-6	146,546	3,077	17,664	374	(12,684)	(267)	151,526	3,184
Total net increase
(decrease)	$9,399,872	197,835	$2,818,340	59,681	$(15,778,750)	(333,774)	$(3,560,538)	(76,258)

* Includes exchanges between share classes of the fund.

8. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $30,717,554,000 and $34,816,417,000, respectively, during the year ended October 31, 2011.

9. Forward currency contracts

The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund enters into these contracts to manage its exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund values forward currency contracts based on the applicable exchange rate and records unrealized appreciation or depreciation for open forward currency contracts in the statement of assets and liabilities. The fund records realized gains or losses at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency. Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the statement of operations.

As of October 31, 2011, the fund had an open forward currency contract to sell currency, as shown in the following table. The open forward currency contract shown is generally indicative of the level of activity over the prior 12-month period.

					(amounts in thousands)
			Contract amount		Unrealized depreciation at
	Settlement date	Counterparty	Receive	Deliver	10/31/2011
Sales:
Euros	11/30/2011	Citibank	$42,576	€31,000	$ (306)

Financial highlights

		Income (loss) from investment operations(1)			Dividends and distributions
	Net asset value, beginning of period	Net investment income(2)	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return(3) (4)	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reimbursements/ waivers	Ratio of expenses to average net assets after reimbursements/ waivers(4)	Ratio of net income to average net assets(2),(4)
Class A:
Year ended 10/31/2011	$50.05	$1.87	$(.49)	$1.38	$(2.09)	$-	$(2.09)	$49.34	2.79%	$55,237	.61%	.61%	3.73%
Year ended 10/31/2010	46.41	1.77	3.81	5.58	(1.94)	-	(1.94)	50.05	12.33	58,471	.62	.62	3.74
Year ended 10/31/2009	42.26	1.83	4.40	6.23	(2.08)	-	(2.08)	46.41	15.44	56,648	.66	.66	4.40
Year ended 10/31/2008	68.58	2.31	(23.58)	(21.27)	(2.65)	(2.40)	(5.05)	42.26	(32.88)	55,418	.58	.55	4.03
Year ended 10/31/2007	59.91	2.52	9.62	12.14	(2.30)	(1.17)	(3.47)	68.58	20.93	83,524	.58	.55	3.97
Class B:
Year ended 10/31/2011	50.04	1.48	(.48)	1.00	(1.68)	-	(1.68)	49.36	2.02	2,106	1.38	1.38	2.94
Year ended 10/31/2010	46.39	1.41	3.80	5.21	(1.56)	-	(1.56)	50.04	11.47	3,068	1.39	1.39	2.97
Year ended 10/31/2009	42.26	1.51	4.40	5.91	(1.78)	-	(1.78)	46.39	14.57	3,520	1.44	1.43	3.64
Year ended 10/31/2008	68.58	1.87	(23.58)	(21.71)	(2.21)	(2.40)	(4.61)	42.26	(33.41)	3,711	1.35	1.33	3.25
Year ended 10/31/2007	59.91	2.03	9.62	11.65	(1.81)	(1.17)	(2.98)	68.58	20.02	5,923	1.35	1.32	3.19
Class C:
Year ended 10/31/2011	50.03	1.46	(.48)	.98	(1.67)	-	(1.67)	49.34	1.98	7,187	1.43	1.43	2.91
Year ended 10/31/2010	46.39	1.38	3.80	5.18	(1.54)	-	(1.54)	50.03	11.41	8,196	1.44	1.44	2.92
Year ended 10/31/2009	42.26	1.50	4.40	5.90	(1.77)	-	(1.77)	46.39	14.54	8,323	1.47	1.47	3.59
Year ended 10/31/2008	68.58	1.84	(23.58)	(21.74)	(2.18)	(2.40)	(4.58)	42.26	(33.45)	8,609	1.40	1.38	3.21
Year ended 10/31/2007	59.91	2.00	9.62	11.62	(1.78)	(1.17)	(2.95)	68.58	19.97	13,406	1.39	1.37	3.16
Class F-1:
Year ended 10/31/2011	50.05	1.85	(.48)	1.37	(2.07)	-	(2.07)	49.35	2.78	2,731	.65	.65	3.69
Year ended 10/31/2010	46.41	1.76	3.80	5.56	(1.92)	-	(1.92)	50.05	12.31	3,034	.64	.64	3.72
Year ended 10/31/2009	42.26	1.84	4.39	6.23	(2.08)	-	(2.08)	46.41	15.43	3,142	.66	.66	4.43
Year ended 10/31/2008	68.58	2.29	(23.58)	(21.29)	(2.63)	(2.40)	(5.03)	42.26	(32.90)	3,701	.62	.59	4.00
Year ended 10/31/2007	59.91	2.50	9.62	12.12	(2.28)	(1.17)	(3.45)	68.58	20.89	6,020	.61	.58	3.95
Class F-2:
Year ended 10/31/2011	50.04	1.98	(.51)	1.47	(2.19)	-	(2.19)	49.32	3.01	1,492	.41	.41	3.94
Year ended 10/31/2010	46.40	1.88	3.80	5.68	(2.04)	-	(2.04)	50.04	12.58	1,239	.40	.40	3.97
Year ended 10/31/2009	42.26	1.78	4.54	6.32	(2.18)	-	(2.18)	46.40	15.68	979	.42	.41	4.09
Period from 8/1/2008 to 10/31/2008(5)	54.90	.43	(12.53)	(12.10)	(.54)	-	(.54)	42.26	(22.13)	105	.10	.10	.90
Class 529-A:
Year ended 10/31/2011	50.04	1.84	(.50)	1.34	(2.05)	-	(2.05)	49.33	2.72	1,598	.69	.69	3.66
Year ended 10/31/2010	46.40	1.75	3.80	5.55	(1.91)	-	(1.91)	50.04	12.26	1,476	.68	.68	3.69
Year ended 10/31/2009	42.26	1.81	4.39	6.20	(2.06)	-	(2.06)	46.40	15.36	1,221	.71	.71	4.34
Year ended 10/31/2008	68.58	2.27	(23.58)	(21.31)	(2.61)	(2.40)	(5.01)	42.26	(32.93)	1,011	.66	.63	3.97
Year ended 10/31/2007	59.91	2.47	9.62	12.09	(2.25)	(1.17)	(3.42)	68.58	20.84	1,273	.65	.63	3.92
Class 529-B:
Year ended 10/31/2011	50.03	1.43	(.49)	.94	(1.63)	-	(1.63)	49.34	1.90	110	1.49	1.49	2.84
Year ended 10/31/2010	46.38	1.36	3.81	5.17	(1.52)	-	(1.52)	50.03	11.39	142	1.48	1.48	2.88
Year ended 10/31/2009	42.26	1.47	4.40	5.87	(1.75)	-	(1.75)	46.38	14.47	147	1.53	1.52	3.53
Year ended 10/31/2008	68.58	1.80	(23.58)	(21.78)	(2.14)	(2.40)	(4.54)	42.26	(33.49)	131	1.47	1.44	3.15
Year ended 10/31/2007	59.91	1.96	9.62	11.58	(1.74)	(1.17)	(2.91)	68.58	19.89	178	1.46	1.44	3.09
Class 529-C:
Year ended 10/31/2011	50.01	1.44	(.49)	.95	(1.65)	-	(1.65)	49.31	1.93	558	1.48	1.48	2.86
Year ended 10/31/2010	46.38	1.37	3.79	5.16	(1.53)	-	(1.53)	50.01	11.36	533	1.48	1.48	2.90
Year ended 10/31/2009	42.26	1.47	4.41	5.88	(1.76)	-	(1.76)	46.38	14.48	460	1.52	1.52	3.53
Year ended 10/31/2008	68.58	1.81	(23.58)	(21.77)	(2.15)	(2.40)	(4.55)	42.26	(33.49)	384	1.46	1.44	3.16
Year ended 10/31/2007	59.91	1.96	9.62	11.58	(1.74)	(1.17)	(2.91)	68.58	19.89	499	1.46	1.44	3.11
Class 529-E:
Year ended 10/31/2011	50.04	1.70	(.50)	1.20	(1.91)	-	(1.91)	49.33	2.44	69	.96	.96	3.39
Year ended 10/31/2010	46.40	1.61	3.80	5.41	(1.77)	-	(1.77)	50.04	11.94	66	.97	.97	3.40
Year ended 10/31/2009	42.26	1.68	4.41	6.09	(1.95)	-	(1.95)	46.40	15.05	56	1.01	1.01	4.04
Year ended 10/31/2008	68.58	2.10	(23.58)	(21.48)	(2.44)	(2.40)	(4.84)	42.26	(33.14)	48	.95	.93	3.67
Year ended 10/31/2007	59.91	2.28	9.62	11.90	(2.06)	(1.17)	(3.23)	68.58	20.49	63	.95	.93	3.61

Class 529-F-1:
Year ended 10/31/2011	$50.05	$1.94	$(.49)	$1.45	$(2.16)	$-	$(2.16)	$49.34	2.95%	$47	.48%	.48%	3.87%
Year ended 10/31/2010	46.41	1.85	3.80	5.65	(2.01)	-	(2.01)	50.05	12.50	42	.47	.47	3.91
Year ended 10/31/2009	42.26	1.90	4.39	6.29	(2.14)	-	(2.14)	46.41	15.60	33	.51	.51	4.55
Year ended 10/31/2008	68.58	2.38	(23.58)	(21.20)	(2.72)	(2.40)	(5.12)	42.26	(32.79)	29	.46	.43	4.20
Year ended 10/31/2007	59.91	2.60	9.62	12.22	(2.38)	(1.17)	(3.55)	68.58	21.08	33	.46	.43	4.17
Class R-1:
Year ended 10/31/2011	50.02	1.47	(.50)	.97	(1.68)	-	(1.68)	49.31	1.96	145	1.41	1.41	2.93
Year ended 10/31/2010	46.38	1.40	3.80	5.20	(1.56)	-	(1.56)	50.02	11.45	154	1.42	1.42	2.96
Year ended 10/31/2009	42.26	1.50	4.41	5.91	(1.79)	-	(1.79)	46.38	14.55	125	1.45	1.45	3.59
Year ended 10/31/2008	68.58	1.85	(23.58)	(21.73)	(2.19)	(2.40)	(4.59)	42.26	(33.43)	104	1.38	1.36	3.26
Year ended 10/31/2007	59.91	1.98	9.62	11.60	(1.76)	(1.17)	(2.93)	68.58	19.94	133	1.42	1.40	3.17
Class R-2:
Year ended 10/31/2011	50.02	1.47	(.49)	.98	(1.68)	-	(1.68)	49.32	1.98	687	1.42	1.42	2.92
Year ended 10/31/2010	46.38	1.38	3.80	5.18	(1.54)	-	(1.54)	50.02	11.40	702	1.45	1.45	2.92
Year ended 10/31/2009	42.26	1.45	4.41	5.86	(1.74)	-	(1.74)	46.38	14.44	633	1.56	1.55	3.48
Year ended 10/31/2008	68.58	1.81	(23.58)	(21.77)	(2.15)	(2.40)	(4.55)	42.26	(33.48)	501	1.45	1.43	3.18
Year ended 10/31/2007	59.91	1.98	9.62	11.60	(1.76)	(1.17)	(2.93)	68.58	19.93	647	1.45	1.41	3.14
Class R-3:
Year ended 10/31/2011	50.04	1.69	(.50)	1.19	(1.90)	-	(1.90)	49.33	2.42	885	.97	.97	3.37
Year ended 10/31/2010	46.40	1.60	3.80	5.40	(1.76)	-	(1.76)	50.04	11.92	907	.98	.98	3.38
Year ended 10/31/2009	42.26	1.68	4.41	6.09	(1.95)	-	(1.95)	46.40	15.04	801	1.02	1.02	4.03
Year ended 10/31/2008	68.58	2.09	(23.58)	(21.49)	(2.43)	(2.40)	(4.83)	42.26	(33.14)	664	.96	.94	3.67
Year ended 10/31/2007	59.91	2.27	9.62	11.89	(2.05)	(1.17)	(3.22)	68.58	20.47	817	.97	.94	3.61
Class R-4:
Year ended 10/31/2011	50.04	1.85	(.50)	1.35	(2.06)	-	(2.06)	49.33	2.74	391	.66	.66	3.68
Year ended 10/31/2010	46.40	1.75	3.80	5.55	(1.91)	-	(1.91)	50.04	12.27	386	.67	.67	3.70
Year ended 10/31/2009	42.26	1.81	4.40	6.21	(2.07)	-	(2.07)	46.40	15.39	347	.70	.69	4.32
Year ended 10/31/2008	68.58	2.27	(23.58)	(21.31)	(2.61)	(2.40)	(5.01)	42.26	(32.93)	240	.65	.63	3.99
Year ended 10/31/2007	59.91	2.46	9.62	12.08	(2.24)	(1.17)	(3.41)	68.58	20.83	270	.67	.64	3.95
Class R-5:
Year ended 10/31/2011	50.06	2.00	(.50)	1.50	(2.21)	-	(2.21)	49.35	3.05	393	.37	.37	3.98
Year ended 10/31/2010	46.42	1.90	3.79	5.69	(2.05)	-	(2.05)	50.06	12.60	446	.37	.37	4.00
Year ended 10/31/2009	42.26	1.97	4.36	6.33	(2.17)	-	(2.17)	46.42	15.72	376	.40	.40	4.83
Year ended 10/31/2008	68.58	2.44	(23.58)	(21.14)	(2.78)	(2.40)	(5.18)	42.26	(32.73)	717	.36	.34	4.28
Year ended 10/31/2007	59.91	2.65	9.62	12.27	(2.43)	(1.17)	(3.60)	68.58	21.17	879	.37	.35	4.22
Class R-6:
Year ended 10/31/2011	50.06	2.04	(.51)	1.53	(2.24)	-	(2.24)	49.35	3.11	668	.32	.32	4.06
Year ended 10/31/2010	46.42	1.93	3.78	5.71	(2.07)	-	(2.07)	50.06	12.66	502	.32	.32	4.08
Six months ended 10/31/2009(5)	39.83	1.00	6.55	7.55	(.96)	-	(.96)	46.42	19.10	318	.36 (6)	.36 (6)	4.53 (6)

	Year ended October 31
	2011	2010	2009	2008	2007
Portfolio turnover rate for all share classes	47%	42%	43%	30%	24%

(1)Based on average shares outstanding.
(2)For the year ended October 31, 2007, this column reflects the impact of a corporate action event that resulted in a one-time increase to net investment income.  If the corporate action event had not occurred, the Class A net investment income per share and ratio of net income to average net assets would have been lower by $.22 and .34 percentage points, respectively.  The impact to the other share classes would have been similar.

(3)Total returns exclude any applicable sales charges, including contingent deferred sales charges.
(4)This column reflects the impact, if any, of certain reimbursements/waivers from CRMC. During some of the periods shown, CRMC reduced fees for investment advisory services. In addition, during some of the periods shown, CRMC paid a portion of the fund's transfer agent fees for certain retirement plan share classes.

(5)Based on operations for the periods shown and, accordingly, is not representative of a full year.
(6)Annualized.

See Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Capital Income Builder

In our opinion, the accompanying statement of assets and liabilities, including the summary investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Capital Income Builder (the "Fund") at October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Los Angeles, California
December 8, 2011

Capital Income Builder

Part C
Other Information

Item 28.    Exhibits for Registration Statement (1940 Act No. 811-05085 and 1933 Act No. 033-12967)

(a)
Articles of Incorporation - Certificate of Trust filed 8/20/2009 – previously filed (see P/E Amendment No. 33 filed 12/30/10); and Agreement and Declaration of Trust dated 8/20/09 – previously filed (see P/E Amendment No. 32 filed 6/30/10)

(b)	By-laws – By-laws dated 8/20/09 – previously filed (see P/E Amendment No. 32 filed 6/30/10)

(c)	Instruments Defining Rights of Security Holders – None

(d)	Investment Advisory Contracts – Investment Advisory and Service Agreement dated 7/1/10 – previously filed (see P/E Amendment No. 32 filed 6/30/10)

(e-1)
Underwriting Contracts – Form of Principal Underwriting Agreement dated 7/1/10 – previously filed (see P/E Amendment No. 32 filed 6/30/10); Form of Selling Group Agreement effective 3/1/10 – previously filed (see P/E Amendment No. 32 filed 6/30/10); Form of Bank/Trust Company Selling Group Agreement effective 3/1/10 – previously filed (see P/E Amendment No. 32 filed 6/30/10); Form of Class F Share Participation Agreement effective 3/1/10 – previously filed (see P/E Amendment No. 32 filed 6/30/10); and Form of Bank/Trust Company Participation Agreement for Class F Shares effective 3/1/10 – previously filed (see P/E Amendment No. 32 filed 6/30/10)

(e-2)
Form of Amendment to Selling Group Agreement effective 12/1/10; Form of Amendment to Selling Group Agreement effective 2/1/11; Form of Amendment to Bank/Trust Company Selling Group Agreement effective 12/1/10; Form of Amendment to Bank/Trust Company Selling Group Agreement effective 2/1/11; Form of Amendment to Class F Share Participation Agreement effective 12/1/10; Form of Amendment to Class F Share Participation Agreement effective 2/1/11; Form of Amendment to Bank/Trust Company Participation Agreement for Class F Shares effective 12/1/10; and Form of Amendment to Bank/Trust Company Participation Agreement for Class F Shares effective 2/1/11

(f)	Bonus or Profit Sharing Contracts – Form of Deferred Compensation Plan effective 12/10/10 – previously filed (see P/E Amendment No. 33 filed 12/30/10)

(g)	Custodian Agreements – Form of Global Custody Agreement effective 12/21/06 – previously filed (see P/E Amendment No. 25 filed 12/29/06)

(h-1)
Other Material Contracts - Form of Indemnification Agreement – previously filed (see P/E Amendment No. 32 filed 6/30/10); and Form of Agreement and Plan of Reorganization dated 8/24/09 – previously filed (see P/E Amendment No. 32 filed 6/30/10)

(h-2)	Form of Amended and Restated Shareholder Services Agreement dated 1/1/12; and Form of Amended and Restated Administrative Services Agreement dated 1/1/12

(i)	Legal Opinion – Legal Opinion – previously filed (see P/E Amendment No. 32 filed 6/30/10)

(j)	Other Opinions – Consent of Independent Registered Public Accounting Firm

(k)	Omitted Financial Statements – None

(l)	Initial Capital Agreements – None

(m)
Rule 12b-1 Plan – Forms of Plans of Distribution for Classes A, B, C, F-1, 529-A, 529-B, 529-C, 529-E, 529-F-1 and R-1, R-2, R-3 and R-4 dated 7/1/10 – previously filed (see P/E Amendment No. 32 filed 6/30/10)

(n)	Rule 18f-3 Plan – Form of Amended and Restated Multiple Class Plan dated 1/1/12

(o)	Reserved

(p)	Code of Ethics – Code of Ethics for The Capital Group Companies dated September 2011; and Code of Ethics for Registrant dated December 2005

Item 29.                      Persons Controlled by or Under Common Control with the Fund

           None

Item 30.                      Indemnification

The Registrant is a joint-insured under Investment Adviser/Mutual Fund Errors and Omissions Policies, which insure its officers and trustees against certain liabilities. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which Registrant itself is not permitted to indemnify the individual.

Article 8 of the Registrant’s Declaration of Trust as well as the indemnification agreements that the Registrant has entered into with each of its trustees who is not an "interested person" of the Registrant (as defined under the Investment Company Act of 1940, as amended), provide in effect that the Registrant will indemnify its officers and trustees against any liability or expenses actually and reasonably incurred by such person in any proceeding arising out of or in connection with his or her service to the Registrant, to the fullest extent permitted by applicable law, subject to certain conditions.  In accordance with Section 17(h) and 17(i) of the Investment Company Act of 1940, as amended, and their respective terms, these provisions do not protect any person against any liability to the Registrant or its shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the U.S. Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Registrant will comply with the indemnification requirements contained in the Investment Company Act of 1940, as amended, and Release Nos. 7221 (June 9, 1972) and 11330 (September 4, 1980).

Item 31.                      Business and Other Connections of the Investment Adviser

           None

Item 32.                      Principal Underwriters

         (a)           American Funds Distributors, Inc. is the Principal Underwriter of shares of: AMCAP Fund, American Balanced Fund, American Funds Fundamental Investors, American Funds Global Balanced Fund, The American Funds Income Series, American Funds Money Market Fund, American Funds Mortgage Fund, American Funds Short-Term Tax-Exempt Bond Fund, American Funds Target Date Retirement Series, American Funds Tax-Exempt Fund of New York, The American Funds Tax-Exempt Series I, The American Funds Tax-Exempt Series II, American High-Income Municipal Bond Fund, American High-Income Trust, American Mutual Fund, The Bond Fund of America, Capital Emerging Markets Total Opportunities Fund, Capital Income Builder, Capital Private Client Services Funds, Capital World Bond Fund, Capital World Growth and Income Fund, Inc., Emerging Markets Growth Fund, Inc., EuroPacific Growth Fund, The Growth Fund of America, Inc., The Income Fund of America, Intermediate Bond Fund of America, International Growth and Income Fund, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., New World Fund, Inc., Short-Term Bond Fund of America, SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America and Washington Mutual Investors Fund

         (b)

	(1) Name and Principal Business Address	(2) Positions and Offices with Underwriter	(3) Positions and Offices with Registrant
LAO	David L. Abzug	Vice President	None
IRV	Laurie M. Allen	Director, Senior Vice President	None
LAO	Dianne L. Anderson	Vice President	None
LAO	William C. Anderson	Director, Senior Vice President & Director of Retirement Plan Business	None
LAO	Dion T. Angelopoulos	Assistant Vice President	None
LAO	Robert B. Aprison	Senior Vice President	None
LAO	T. Patrick Bardsley	Regional Vice President	None
LAO	Shakeel A. Barkat	Vice President	None
IRV	Carl R. Bauer	Vice President	None
LAO	Brett A. Beach	Assistant Vice President	None
LAO	Roger J. Bianco, Jr.	Regional Vice President	None
LAO	John A. Blanchard	Senior Vice President	None
LAO	Gerard M. Bockstie, Jr.	Vice President	None
LAO	Jonathan W. Botts	Vice President	None
LAO	Bill Brady	Director, Senior Vice President	None
LAO	Mick L. Brethower	Senior Vice President	None
LAO	C. Alan Brown	Vice President	None
LAO	Gary D. Bryce	Regional Vice President	None
LAO	Sheryl M. Burford	Assistant Vice President	None
LAO	Steven Calabria	Vice President	None
LAO	Thomas E. Callahan	Regional Vice President	None
LAO	Damian F. Carroll	Senior Vice President	None
LAO	James D. Carter	Vice President	None
LAO	Brian C. Casey	Senior Vice President	None
LAO	Christopher J. Cassin	Senior Vice President	None
LAO	Denise M. Cassin	Director, Senior Vice President and Director of Individual Investor Business	None
LAO	David D. Charlton	Director, Senior Vice President and Director of Marketing	None
LAO	Thomas M. Charon	Vice President	None
LAO	Paul A. Cieslik	Vice President	None
LAO	Kevin G. Clifford	Director, President and Chief Executive Officer	None
LAO	Ruth M. Collier	Senior Vice President	None
LAO	Charles H. Cote	Vice President	None
SNO	Kathleen D. Cox	Vice President	None
LAO	Michael D. Cravotta	Assistant Vice President	None
LAO	Joseph G. Cronin	Vice President	None
LAO	D. Erick Crowdus	Regional Vice President	None
LAO	Brian M. Daniels	Vice President	None
LAO	William F. Daugherty	Senior Vice President	None
LAO	Peter J. Deavan	Vice President	None
LAO	Guy E. Decker	Vice President	None
LAO	Renee A. Degner	Regional Vice President	None
LAO	Daniel J. Delianedis	Senior Vice President	None
LAO	James W. DeLouise	Assistant Vice President	None
LAO	Bruce L. DePriester	Director, Senior Vice President, Treasurer and Controller	None
LAO	Dianne M. Dexter	Assistant Vice President	None
LAO	Thomas J. Dickson	Vice President	None
LAO	Kevin F. Dolan	Vice President	None
LAO	Hedy B. Donahue	Assistant Vice President	None
LAO	Michael J. Downer	Director	None
LAO	Ryan T. Doyle	Regional Vice President	None
LAO	Craig A. Duglin	Vice President	None
LAO	Bryan K. Dunham	Regional Vice President	None
LAO	Timothy L. Ellis	Senior Vice President	None
LAO	Lorna Fitzgerald	Vice President	None
LAO	William F. Flannery	Vice President	None
LAO	John R. Fodor	Director, Executive Vice President	None
LAO	Charles L. Freadhoff	Vice President	None
LAO	Daniel B. Frick	Senior Vice President	None
LAO	J. Christopher Gies	Senior Vice President	None
LAO	Earl C. Gottschalk	Vice President	None
LAO	Jeffrey J. Greiner	Senior Vice President	None
LAO	Eric M. Grey	Senior Vice President	None
NYO	Maura S. Griffin	Assistant Vice President	None
LAO	Christopher M. Guarino	Senior Vice President	None
IRV	Steven Guida	Director, Senior Vice President	None
LAO	Derek S. Hansen	Vice President	None
LAO	Robert J. Hartig, Jr.	Senior Vice President	None
LAO	Craig W. Hartigan	Vice President	None
LAO	Russell K. Holliday	Vice President	None
LAO	Heidi Horwitz-Marcus	Vice President	None
LAO	Kevin B. Hughes	Vice President	None
LAO	Jeffrey K. Hunkins	Regional Vice President	None
LAO	Marc Ialeggio	Vice President	None
HRO	Jill Jackson-Chavis	Vice President	None
IND	David K. Jacocks	Assistant Vice President	None
LAO	W. Chris Jenkins	Regional Vice President	None
LAO	Linda Johnson	Vice President	None
LAO	Marc J. Kaplan	Vice President	None
LAO	John P. Keating	Senior Vice President	None
LAO	Brian G. Kelly	Vice President	None
LAO	Ryan C. Kidwell	Regional Vice President	None
LAO	Mark Kistler	Vice President	None
NYO	Dorothy Klock	Senior Vice President	None
LAO	Stephen J. Knutson	Assistant Vice President	None
IRV	Elizabeth K. Koster	Vice President	None
LAO	Christopher F. Lanzafame	Vice President	None
IRV	Laura Lavery	Vice President	None
LAO	R. Andrew LeBlanc	Senior Vice President	None
LAO	Clay M. Leveritt	Regional Vice President	None
LAO	Susan B. Lewis	Assistant Vice President	None
LAO	T. Blake Liberty	Vice President	None
LAO	Lorin E. Liesy	Vice President	None
LAO	Louis K. Linquata	Senior Vice President	None
LAO	James M. Maher	Regional Vice President	None
LAO	Brendan T. Mahoney	Director, Senior Vice President	None
LAO	Nathan G. Mains	Regional Vice President	None
LAO	Paul R. Mayeda	Assistant Vice President	None
LAO	Eleanor P. Maynard	Vice President	None
LAO	Dana C. McCollum	Vice President	None
LAO	Joseph A. McCreesh, III	Vice President	None
LAO	Ross M. McDonald	Regional Vice President	None
LAO	Timothy W. McHale	Secretary	None
LAO	Will McKenna	Vice President	None
LAO	Scott M. Meade	Senior Vice President	None
LAO	Daniel P. Melehan	Regional Vice President	None
LAO	David A. Merrill	Assistant Vice President	None
LAO	Todd J. Meucci	Regional Vice President	None
LAO	William T. Mills	Vice President	None
LAO	Sean C. Minor	Regional Vice President	None
LAO	James R. Mitchell III	Regional Vice President	None
LAO	Charles L. Mitsakos	Vice President	None
LAO	Linda M. Molnar	Vice President	None
LAO	Monty L. Moncrief	Vice President	None
LAO	David H. Morrison	Vice President	None
LAO	Andrew J. Moscardini	Vice President	None
LAO	Brian D. Munson	Vice President	None
LAO	Jon Christian Nicolazzo	Regional Vice President	None
LAO	Earnest M. Niemi	Regional Vice President	None
LAO	Jack Nitowitz	Vice President	None
LAO	William E. Noe	Senior Vice President	None
LAO	Matthew P. O’Connor	Senior Vice President	None
LAO	Jonathan H. O’Flynn	Regional Vice President	None
LAO	Eric P. Olson	Senior Vice President	None
LAO	Jeffrey A. Olson	Vice President	None
LAO	Thomas A. O’Neil	Vice President	None
LAO	Shawn M. O’Sullivan	Regional Vice President	None
LAO	Rodney Dean Parker II	Regional Vice President	None
LAO	W. Burke Patterson, Jr.	Vice President	None
LAO	Gary A. Peace	Senior Vice President	None
LAO	Samuel W. Perry	Vice President	None
LAO	David K. Petzke	Senior Vice President	None
IRV	John H. Phelan, Jr.	Director	None
LAO	Keith A. Piken	Vice President	None
LAO	John Pinto	Vice President	None
LAO	Carl S. Platou	Senior Vice President	None
LAO	Charles R. Porcher	Regional Vice President	None
LAO	Julie K. Prather	Vice President	None
SNO	Richard P. Prior	Vice President	None
LAO	Steven J. Quagrello	Vice President	None
LAO	Mike Quinn	Vice President	None
SNO	John P. Raney	Assistant Vice President	None
LAO	James P. Rayburn	Vice President	None
LAO	Rene M. Reincke	Vice President	None
LAO	Steven J. Reitman	Senior Vice President	None
LAO	Jeffrey Robinson	Vice President	None
LAO	Suzette M. Rothberg	Vice President	None
LAO	James F. Rothenberg	Non-Executive Chairman and Director	None
LAO	Romolo D. Rottura	Senior Vice President	None
LAO	William M. Ryan	Vice President	None
LAO	Dean B. Rydquist	Director, Senior Vice President and Chief Compliance Officer	None
LAO	Richard A. Sabec, Jr.	Vice President	None
LAO	Paul V. Santoro	Senior Vice President	None
LAO	Joseph D. Scarpitti	Senior Vice President	None
IRV	MaryAnn Scarsone	Assistant Vice President	None
LAO	Kim D. Schmidt	Assistant Vice President	None
LAO	David L. Schroeder	Assistant Vice President	None
LAO	James J. Sewell III	Regional Vice President	None
LAO	Arthur M. Sgroi	Senior Vice President	None
LAO	Steven D. Shackelford	Regional Vice President	None
LAO	Michael J. Sheldon	Vice President	None
LAO	Brad Short	Vice President	None
LAO	Nathan W. Simmons	Regional Vice President	None
LAO	Connie F. Sjursen	Vice President	None
LAO	Jerry L. Slater	Senior Vice President	None
LAO	Matthew Smith	Assistant Vice President	None
SNO	Stacy D. Smolka	Assistant Vice President	None
LAO	J. Eric Snively	Vice President	None
LAO	Therese L. Soullier	Vice President	None
LAO	Kristen J. Spazafumo	Vice President	None
LAO	Mark D. Steburg	Vice President	None
LAO	Michael P. Stern	Vice President	None
LAO	Brad Stillwagon	Vice President	None
LAO	Craig R. Strauser	Senior Vice President	None
NYO	Andrew B. Suzman	Director	None
LAO	Libby J. Syth	Vice President	None
LAO	Drew W. Taylor	Senior Vice President	None
LAO	David R. Therrien	Assistant Vice President	None
LAO	Gary J. Thoma	Vice President	None
LAO	John B. Thomas	Regional Vice President	None
LAO	Cynthia M. Thompson	Senior Vice President	None
LAO	Mark R. Threlfall	Vice President	None
IND	James P. Toomey	Vice President	None
LAO	Luke N. Trammell	Regional Vice President	None
IND	Christopher E. Trede	Vice President	None
LAO	Scott W. Ursin-Smith	Senior Vice President	None
SNO	Cindy Vaquiax	Vice President	None
LAO	Srinkanth Vemuri	Regional Vice President	None
LAO	J. David Viale	Senior Vice President	None
DCO	Bradley J. Vogt	Director	Senior Vice President
LAO	Sherrie S. Walling	Assistant Vice President	None
SNO	Chris L. Wammack	Assistant Vice President	None
LAO	Thomas E. Warren	Senior Vice President	None
LAO	Gregory J. Weimer	Senior Vice President	None
SFO	Gregory W. Wendt	Director	None
LAO	George J. Wenzel	Senior Vice President	None
LAO	Jason M. Weybrecht	Vice President	None
LAO	Brian E. Whalen	Vice President	None
LAO	N. Dexter Williams, Jr.	Senior Vice President	None
LAO	Steven C. Wilson	Vice President	None
LAO	Timothy J. Wilson	Director, Senior Vice President and National Sales Manager	None
LAO	Kurt A. Wuestenberg	Senior Vice President	None
LAO	Jason P. Young	Director, Vice President	None
LAO	Jonathan A. Young	Vice President	None

__________
DCO	Business Address, 3000 K Street N.W., Suite 230, Washington, DC 20007-5140
GVO-1	Business Address, 3 Place des Bergues, 1201 Geneva, Switzerland
HRO	Business Address, 5300 Robin Hood Road, Norfolk, VA 23513
IND	Business Address, 12811 North Meridian Street, Carmel, IN 46032
IRV	Business Address, 6455 Irvine Center Drive, Irvine, CA 92618
LAO	Business Address, 333 South Hope Street, Los Angeles, CA 90071
LAO-W	Business Address, 11100 Santa Monica Blvd., 15th Floor, Los Angeles, CA 90025
NYO	Business Address, 630 Fifth Avenue, 36th Floor, New York, NY 10111
SFO	Business Address, One Market, Steuart Tower, Suite 2000, San Francisco, CA 94105
SNO	Business Address, 3500 Wiseman Boulevard, San Antonio, TX 78251

           (c)   None

Item 33.                      Location of Accounts and Records

          Accounts, books and other records required by Rules 31a-1 and 31a-2 under the Investment Company Act of 1940, as amended, are maintained and held in the offices of the Registrant's investment adviser, Capital Research and Management Company, 333 South Hope Street, Los Angeles, California 90071; 6455 Irvine Center Drive, Irvine, California 92618; and/or 5300 Robin Hood Road, Norfolk, Virginia 23513.

          Registrant’s records covering shareholder accounts are maintained and kept by its transfer agent, American Funds Service Company, 6455 Irvine Center Drive, Irvine, California 92618; 12811 North Meridian Street, Carmel, Indiana 46032; 14636 North Scottsdale Road, Scottsdale, Arizona 85254; 3500 Wiseman Boulevard, San Antonio, Texas 78251; and 5300 Robin Hood Road, Norfolk, Virginia 23513.

          Registrant’s records covering portfolio transactions are maintained and kept by its custodian, JPMorgan Chase Bank, 270 Park Avenue, New York, New York 10017-2070.

Item 34.                      Management Services

          None

Item 35.                      Undertakings

           n/a

SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Los Angeles, and State of California, on the 29th day of December, 2011.

CAPITAL INCOME BUILDER

By /s/ James B. Lovelace
(James B. Lovelace, Vice Chairman of the Board)

Pursuant to the requirements of the Securities Act of 1933, this amendment to Registration Statement has been signed below on December 29, 2011, by the following persons in the capacities indicated.

	Signature	Title
(1)	Principal Executive Officer:

	/s/ James B. Lovelace (James B. Lovelace)	Vice Chairman of the Board

(2)	Principal Financial Officer and Principal Accounting Officer:

	/s/ Neal F. Wellons (Neal F. Wellons)	Treasurer

(3)	Trustees:

	Joseph C. Berenato*	Trustee
	Robert J. Denison*	Trustee
	Mary Anne Dolan*	Trustee

	/s/ Joyce E. Gordon (Joyce E. Gordon)	President and Trustee

	R. Clark Hooper*	Trustee
	Koichi Itoh*	Trustee
	Merit E. Janow*	Chairman of the Board (Independent and Non-Executive)
	Leonade D. Jones*	Trustee

	/s/ James B. Lovelace (James B. Lovelace)	Vice Chairman of the Board

	Gail L. Neale*	Trustee
	Robert J. O'Neill*	Trustee
	Stefanie Powers*	Trustee
	Christopher E. Stone*	Trustee
	Steadman Upham*	Trustee

*By /s/ Vincent P. Corti (Vincent P. Corti, pursuant to a power of attorney filed herewith)

Counsel represents that this amendment does not contain disclosures that would make the amendment ineligible for effectiveness under the provisions of rule 485(b).

/s/ Michael J. Triessl
(Michael J. Triessl)

POWER OF ATTORNEY

I, Joseph C. Berenato, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	American Funds Fundamental Investors (File No. 002-10760, File No. 811-00032)
-	Capital Income Builder (File No. 033-12967, File No. 811-05085)
-	Capital World Growth and Income Fund, Inc. (File No. 033-54444, File No. 811-07338)
-	Capital World Growth and Income Fund
-	The Growth Fund of America, Inc. (File No. 002-14728, File No. 811-00862)
-	The Growth Fund of America
-	The New Economy Fund (File No. 002-83848, File No. 811-03735)
-	The New Economy Fund
-	SMALLCAP World Fund, Inc. (File No. 033-32785, File No. 811-05888)
-	SMALLCAP World Fund

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Vincent P. Corti Steven I. Koszalka Patrick F. Quan Courtney R. Taylor Julie E. Lawton Tanya Schneider Raymond F. Sullivan, Jr.	Jeffrey P. Regal Neal F. Wellons

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission.  I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Los Angeles, CA, this 1st day of December, 2011.
(City, State)

/s/ Joseph C. Berenato
Joseph C. Berenato, Board member

POWER OF ATTORNEY

I, Robert J. Denison, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	American Funds Fundamental Investors (File No. 002-10760, File No. 811-00032)
-	Capital Income Builder (File No. 033-12967, File No. 811-05085)
-	Capital World Growth and Income Fund, Inc. (File No. 033-54444, File No. 811-07338)
-	Capital World Growth and Income Fund
-	The Growth Fund of America, Inc. (File No. 002-14728, File No. 811-00862)
-	The Growth Fund of America
-	The New Economy Fund (File No. 002-83848, File No. 811-03735)
-	The New Economy Fund
-	SMALLCAP World Fund, Inc. (File No. 033-32785, File No. 811-05888)
-	SMALLCAP World Fund

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Vincent P. Corti Steven I. Koszalka Patrick F. Quan Courtney R. Taylor Julie E. Lawton Tanya Schneider Raymond F. Sullivan, Jr.	Jeffrey P. Regal Neal F. Wellons

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission.  I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Los Angeles, CA, this 1st day of December, 2011.
(City, State)

/s/ Robert J. Denison
Robert J. Denison, Board member

POWER OF ATTORNEY

I, Mary Anne Dolan, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	AMCAP Fund (File No. 002-26516, File No. 811-01435)
-	American Funds Fundamental Investors (File No. 002-10760, File No. 811-00032)
-	American Funds Global Balanced Fund (File No. 333-170605, File No. 811-22496)
-	American Mutual Fund (File No. 002-10607, File No. 811-00572)
-	Capital Income Builder (File No. 033-12967, File No. 811-05085)
-	Capital World Growth and Income Fund, Inc. (File No. 033-54444, File No. 811-07338)
-	Capital World Growth and Income Fund
-	The Growth Fund of America, Inc. (File No. 002-14728, File No. 811-00862)
-	The Growth Fund of America
-	The Investment Company of America (File No. 002-10811, File No. 811-00116)
-	The New Economy Fund (File No. 002-83848, File No. 811-03735)
-	The New Economy Fund
-	SMALLCAP World Fund, Inc. (File No. 033-32785, File No. 811-05888)
-	SMALLCAP World Fund

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Vincent P. Corti Steven I. Koszalka Patrick F. Quan Courtney R. Taylor Julie E. Lawton Tanya Schneider Raymond F. Sullivan, Jr.	Brian D. Bullard Karl C. Grauman Jeffrey P. Regal Ari M. Vinocor Neal F. Wellons

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission.  I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Los Angeles, CA, this 16th day of November, 2011.
(City, State)

/s/ Mary Anne Dolan
Mary Anne Dolan, Board member

POWER OF ATTORNEY

I, R. Clark Hooper, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	The American Funds Income Series – U.S. Government Securities Fund (File No. 002-98199, File No. 811-04318)
-	American Funds Insurance Series (File No. 002-86838, File No. 811-03857)
-	American Funds Money Market Fund (File No. 333-157162, File No. 811-22277)
-	American Funds Mortgage Fund (File No. 333-168595, File No. 811-22449)
-	American Funds Short-Term Tax-Exempt Bond Fund (File No. 033-26431, File No. 811-05750)
-	American Funds Target Date Retirement Series (File No. 333-138648, File No. 811-21981)
-	American Funds Tax-Exempt Fund of New York (File No. 333-168594, File No. 811-22448)
-	The American Funds Tax-Exempt Series II – The Tax-Exempt Fund of California (File No. 033-06180, File No. 811-04694)
-	American High-Income Municipal Bond Fund (File No. 033-80630, File No. 811-08576)
-	American High-Income Trust (File No. 033-17917, File No. 811-05364)
-	The Bond Fund of America (File No. 002-50700, File No. 811-02444)
-	Capital Income Builder (File No. 033-12967, File No. 811-05085)
-	Capital World Bond Fund (File No. 033-12447, File No. 811-05104)
-	Capital World Growth and Income Fund, Inc. (File No. 033-54444, File No. 811-07338)
-	Capital World Growth and Income Fund
-	Intermediate Bond Fund of America (File No. 033-19514, File No. 811-05446)
-	Limited Term Tax-Exempt Bond Fund of America (File No. 033-66214, File No. 811-07888)
-	The New Economy Fund (File No. 002-83848, File No. 811-03735)
-	The New Economy Fund
-	Short-Term Bond Fund of America (File No. 333-135770, File No. 811-21928)
-	The Tax-Exempt Bond Fund of America (File No. 002-49291, File No. 811-02421)

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Vincent P. Corti Steven I. Koszalka Patrick F. Quan Courtney R. Taylor Julie E. Lawton Tanya Schneider Raymond F. Sullivan, Jr.	Karl C. Grauman M. Susan Gupton Brian C. Janssen Dori Laskin Gregory F. Niland Neal F. Wellons

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission.  I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Los Angeles, CA, this 28th day of November, 2011.
(City, State)

/s/ R. Clark Hooper
R. Clark Hooper, Board member

POWER OF ATTORNEY

I, Koichi Itoh, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	Capital Income Builder (File No. 033-12967, File No. 811-05085)
-	Capital World Growth and Income Fund, Inc. (File No. 033-54444, File No. 811-07338)
-	Capital World Growth and Income Fund
-	EuroPacific Growth Fund (File No. 002-83847, File No. 811-03734)
-	EuroPacific Growth Fund
-	The New Economy Fund (File No. 002-83848, File No. 811-03735)
-	The New Economy Fund
-	New Perspective Fund, Inc. (File No. 002-47749, File No. 811-02333)
-	New Perspective Fund
-	New World Fund, Inc. (File No. 333-67455, File No. 811-09105)
-	American Funds New World Fund, Inc.

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Vincent P. Corti Steven I. Koszalka Patrick F. Quan Courtney R. Taylor Julie E. Lawton Tanya Schneider Raymond F. Sullivan, Jr.	Brian C. Janssen Neal F. Wellons

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission.  I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Los Angeles, CA, this 28th day of November, 2011.
(City, State)

/s Koichi Itoh
Koichi Itoh, Board member

POWER OF ATTORNEY

I, Merit E. Janow, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	The American Funds Income Series – U.S. Government Securities Fund (File No. 002-98199, File No. 811-04318)
-	American Funds Insurance Series (File No. 002-86838, File No. 811-03857)
-	American Funds Money Market Fund (File No. 333-157162, File No. 811-22277)
-	American Funds Mortgage Fund (File No. 333-168595, File No. 811-22449)
-	American Funds Short-Term Tax-Exempt Bond Fund (File No. 033-26431, File No. 811-05750)
-	American Funds Target Date Retirement Series (File No. 333-138648, File No. 811-21981)
-	American Funds Tax-Exempt Fund of New York (File No. 333-168594, File No. 811-22448)
-	The American Funds Tax-Exempt Series II – The Tax-Exempt Fund of California (File No. 033-06180, File No. 811-04694)
-	American High-Income Municipal Bond Fund (File No. 033-80630, File No. 811-08576)
-	American High-Income Trust (File No. 033-17917, File No. 811-05364)
-	The Bond Fund of America (File No. 002-50700, File No. 811-02444)
-	Capital Income Builder (File No. 033-12967, File No. 811-05085)
-	Capital World Bond Fund (File No. 033-12447, File No. 811-05104)
-	Capital World Growth and Income Fund, Inc. (File No. 033-54444, File No. 811-07338)
-	Capital World Growth and Income Fund
-	Intermediate Bond Fund of America (File No. 033-19514, File No. 811-05446)
-	Limited Term Tax-Exempt Bond Fund of America (File No. 033-66214, File No. 811-07888)
-	The New Economy Fund (File No. 002-83848, File No. 811-03735)
-	The New Economy Fund
-	Short-Term Bond Fund of America (File No. 333-135770, File No. 811-21928)
-	The Tax-Exempt Bond Fund of America (File No. 002-49291, File No. 811-02421)

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Vincent P. Corti Steven I. Koszalka Patrick F. Quan Courtney R. Taylor Julie E. Lawton Tanya Schneider Raymond F. Sullivan, Jr.	Karl C. Grauman M. Susan Gupton Brian C. Janssen Dori Laskin Gregory F. Niland Neal F. Wellons

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission.  I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Los Angeles, CA, this 28th day of November, 2011.
(City, State)

/s/ Merit E. Janow
Merit E. Janow, Board member

POWER OF ATTORNEY

I, Leonade D. Jones, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	American Balanced Fund (File No. 002-10758, File No. 811-00066)
-	American Funds Fundamental Investors (File No. 002-10760, File No. 811-00032)
-	Capital Income Builder (File No. 033-12967, File No. 811-05085)
-	Capital World Growth and Income Fund, Inc. (File No. 033-54444, File No. 811-07338)
-	Capital World Growth and Income Fund
-	The Growth Fund of America, Inc. (File No. 002-14728, File No. 811-00862)
-	The Growth Fund of America
-	The Income Fund of America (File No. 002-33371, File No. 811-01880)
-	International Growth and Income Fund (File No. 333-152323, File No. 811-22215)
-	The New Economy Fund (File No. 002-83848, File No. 811-03735)
-	The New Economy Fund
-	SMALLCAP World Fund, Inc. (File No. 033-32785, File No. 811-05888)
-	SMALLCAP World Fund

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Vincent P. Corti Steven I. Koszalka Patrick F. Quan Courtney R. Taylor Julie E. Lawton Tanya Schneider Raymond F. Sullivan, Jr.	M. Susan Gupton Jeffrey P. Regal Neal F. Wellons

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission.  I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Washington, DC, this 22nd day of November, 2011.
(City, State)

/s/ Leonade D. Jones
Leonade D. Jones, Board member

POWER OF ATTORNEY

I, Gail L. Neale, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	Capital Income Builder (File No. 033-12967, File No. 811-05085)
-	Capital World Growth and Income Fund, Inc. (File No. 033-54444, File No. 811-07338)
-	Capital World Growth and Income Fund
-	The New Economy Fund (File No. 002-83848, File No. 811-03735)
-	The New Economy Fund

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Vincent P. Corti Steven I. Koszalka Patrick F. Quan Courtney R. Taylor Julie E. Lawton Tanya Schneider Raymond F. Sullivan, Jr.	Neal F. Wellons

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission.  I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Bennington, VT, this 16th day of November, 2011.
(City, State)

/s/ Gail L. Neale
Gail L. Neale, Board member

POWER OF ATTORNEY

I, Robert J. O’Neill, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	Capital Income Builder (File No. 033-12967, File No. 811-05085)
-	Capital World Growth and Income Fund, Inc. (File No. 033-54444, File No. 811-07338)
-	Capital World Growth and Income Fund
-	The New Economy Fund (File No. 002-83848, File No. 811-03735)
-	The New Economy Fund

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Vincent P. Corti Steven I. Koszalka Patrick F. Quan Courtney R. Taylor Julie E. Lawton Tanya Schneider Raymond F. Sullivan, Jr.	Neal F. Wellons

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission.  I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Los Angeles, CA, this 28th day of November, 2011.
(City, State)

/s/ Robert J. O’Neill
Robert J. O’Neill, Board member

POWER OF ATTORNEY

I, Stefanie Powers, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	Capital Income Builder (File No. 033-12967, File No. 811-05085)
-	Capital World Growth and Income Fund, Inc. (File No. 033-54444, File No. 811-07338)
-	Capital World Growth and Income Fund
-	The New Economy Fund (File No. 002-83848, File No. 811-03735)
-	The New Economy Fund

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Vincent P. Corti Steven I. Koszalka Patrick F. Quan Courtney R. Taylor Julie E. Lawton Tanya Schneider Raymond F. Sullivan, Jr.	Neal F. Wellons

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission.  I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Los Angeles, CA, this 5th day of December, 2011.
(City, State)

/s/ Stefanie Powers
Stefanie Powers, Board member

POWER OF ATTORNEY

I, Christopher E. Stone, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	American Funds Fundamental Investors (File No. 002-10760, File No. 811-00032)
-	Capital Income Builder (File No. 033-12967, File No. 811-05085)
-	Capital World Growth and Income Fund, Inc. (File No. 033-54444, File No. 811-07338)
-	Capital World Growth and Income Fund
-	The Growth Fund of America, Inc. (File No. 002-14728, File No. 811-00862)
-	The Growth Fund of America
-	The New Economy Fund (File No. 002-83848, File No. 811-03735)
-	The New Economy Fund
-	SMALLCAP World Fund, Inc. (File No. 033-32785, File No. 811-05888)
-	SMALLCAP World Fund

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Vincent P. Corti Steven I. Koszalka Patrick F. Quan Courtney R. Taylor Julie E. Lawton Tanya Schneider Raymond F. Sullivan, Jr.	Jeffrey P. Regal Neal F. Wellons

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission.  I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Cambridge, MA, this 16th day of November, 2011.
(City, State)

/s/ Christopher E. Stone
Christopher E. Stone, Board member

POWER OF ATTORNEY

I, Steadman Upham, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	The American Funds Income Series – U.S. Government Securities Fund (File No. 002-98199, File No. 811-04318)
-	American Funds Insurance Series (File No. 002-86838, File No. 811-03857)
-	American Funds Money Market Fund (File No. 333-157162, File No. 811-22277)
-	American Funds Mortgage Fund (File No. 333-168595, File No. 811-22449)
-	American Funds Short-Term Tax-Exempt Bond Fund (File No. 033-26431, File No. 811-05750)
-	American Funds Target Date Retirement Series (File No. 333-138648, File No. 811-21981)
-	American Funds Tax-Exempt Fund of New York (File No. 333-168594, File No. 811-22448)
-	The American Funds Tax-Exempt Series II – The Tax-Exempt Fund of California (File No. 033-06180, File No. 811-04694)
-	American High-Income Municipal Bond Fund (File No. 033-80630, File No. 811-08576)
-	American High-Income Trust (File No. 033-17917, File No. 811-05364)
-	The Bond Fund of America (File No. 002-50700, File No. 811-02444)
-	Capital Income Builder (File No. 033-12967, File No. 811-05085)
-	Capital World Bond Fund (File No. 033-12447, File No. 811-05104)
-	Capital World Growth and Income Fund, Inc. (File No. 033-54444, File No. 811-07338)
-	Capital World Growth and Income Fund
-	Intermediate Bond Fund of America (File No. 033-19514, File No. 811-05446)
-	Limited Term Tax-Exempt Bond Fund of America (File No. 033-66214, File No. 811-07888)
-	The New Economy Fund (File No. 002-83848, File No. 811-03735)
-	The New Economy Fund
-	Short-Term Bond Fund of America (File No. 333-135770, File No. 811-21928)
-	The Tax-Exempt Bond Fund of America (File No. 002-49291, File No. 811-02421)

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Vincent P. Corti Steven I. Koszalka Patrick F. Quan Courtney R. Taylor Julie E. Lawton Tanya Schneider Raymond F. Sullivan, Jr.	Karl C. Grauman M. Susan Gupton Brian C. Janssen Dori Laskin Gregory F. Niland Neal F. Wellons

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission.  I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Los Angeles, CA, this 28th day of November, 2011.
(City, State)

/s/ Steadman Upham
Steadman Upham, Board member